     As filed with the Securities and Exchange Commission on March 29, 2000

                                                    Registration Nos.: 033-29070
                                                                       811-05731
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933 |X|
                          Pre-Effective Amendment No.  | |
                       Post-Effective Amendment No. 21 |X|
                                     and/or
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940   |X|
                              Amendment No. 24 |X|

                                  -------------

                             OCC Cash Reserves, Inc.
                            (a Maryland corporation)
               (Exact Name of Registrant as Specified in Charter)
                  (Previously called Quest Cash Reserves, Inc.)

                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Address of Principal Executive Office)

       Registrant's Telephone Number, Including Area Code: (212) 739-3191

                                Frank Poli, Esq.
                                 OpCap Advisors
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and Address of Agent for Service)

                                    Copy to:

                             Ronald M. Feiman, Esq.
                              Mayer, Brown & Platt
                                  1675 Broadway
                          New York, New York 10019-5820

                            ------------------------

                  Approximate Date of Proposed Public Offering:

  As soon as practicable after this Post-Effective Amendment becomes effective.

  It is proposed that this filing will become effective (check appropriate box)

          X immediately upon filing pursuant to paragraph (b)

            on March 29, 2000 pursuant to paragraph (b)

            60 days after filing pursuant to paragraph (a)

            on [date], 1999 pursuant to paragraph (a) of rule 485.

            Amending the Prospectus and Updating Financial Statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CROSS REFERENCE SHEET

Form N-1A
  Item

Part A  Caption                            Prospectus
------- -------                            ----------

1.                (a) Front Cover Page                         Front Cover Page
                  (b) Back Cover Page                          Back Cover Page

2.                Risk/Return Summary:  Investments,           Risk/Return Summary
                  Risks and Performance                        Principal Investment

                                                               Strategies and Related Risks

3.                Risk/Return Summary:  Fee Table              Risk/Return Summary

4.                Investment Objectives, Principal             Principal Investment Strategies and Related Risks
                  Investment Strategies, and Related Risks

5.                Management's Discussion of Fund              N/A
                  Performance

6.                Management, Organization, and Capital        Fund Management Dividends and Distributions; Taxes
                  Structure

7.                Shareholder Information                      Shareholder Information

8.                Distribution Arrangements                    Distribution Plan

9.                Financial Highlights Information             Financial Highlights

Part B  Caption                                                Statement of Additional Information
------  -------                                                -----------------------------------

10.               Cover Page and Table of Contents             Cover Page; Table of Contents

11.               Fund History                                 Additional Information--Description of the Fund

12.               Description of the Fund and Its              Investment of the Fund's Assets; Investment Restrictions
                  Investments and Risks

13.               Management of the Fund                       Investment Management and Other Services

14.               Control Persons and Principal Holders        Directors and Officers; Principal Holders of Securities
                  of Securities

15.               Investment Advisory and Other Services       Investment Management and Other Services - Distribution
                                                               Assistance Plan

16.               Brokerage Allocation and Other Purchases     Portfolio Transactions

17.               Capital Stock and Other Securities           Determination of Net Asset Value; Capital Stock;
                                                               Additional Information-Possible Additional Series

18.               Purchase, Redemption and Pricing of          Determination of Net Asset Value
                  Securities

19.               Taxation of the Fund                         Taxes

20.               Underwriters                                 Investment Management and Other Services - Distribution
                                                               Assistance Plan

21.               Calculations of Performance Data             Performance Data

22.               Financial Statements                         Financial Statements

                            OCC CASH RESERVES, INC.

                           PROSPECTUS MARCH 29, 2000

OCC CASH RESERVES, INC. is an open-end investment company with the following investment portfolios.


                               PRIMARY PORTFOLIO

                              GOVERNMENT PORTFOLIO

                          GENERAL MUNICIPAL PORTFOLIO

                         CALIFORNIA MUNICIPAL PORTFOLIO

                          NEW YORK MUNICIPAL PORTFOLIO

     The Securities and Exchange Commission has not approved or disapproved any Portfolio's securities or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
Risk/Return Summary........................................................................................     3
Fees and Expenses of the Portfolios........................................................................     7
Principal Investment Strategies and Related Risks..........................................................     8
Fund Management............................................................................................    12
Shareholder Information....................................................................................    12
Dividends and Distributions................................................................................    13
Taxes......................................................................................................    13
Distribution Plan..........................................................................................    14
Financial Highlights.......................................................................................    15
Appendix...................................................................................................    17

                               RISK/RETURN SUMMARY

INVESTMENT GOALS

Primary Portfolio.......................................  Safety of principal, liquidity and maximum current income from money market securities

Government Portfolio....................................  Safety of principal, liquidity and maximum current income from money market securities

General Municipal Portfolio.............................  Safety of principal, liquidity and maximum current income exempt from Federal income taxes from money
                                                          market securities

California Municipal Portfolio..........................  Safety of principal, liquidity and maximum current income exempt from Federal and California personal
                                                          income taxes from money market securities

New York Municipal Portfolio............................  Safety of principal, liquidity and maximum current income exempt from Federal, New York State and New York
                                                          City income taxes from money market securities

The Portfolios are money market funds.

PRINCIPAL INVESTMENT STRATEGIES

     o The Primary Portfolio invests in high quality money market securities with remaining maturities of thirteen months or less, including U.S. government securities, U.S. dollar denominated certificates of deposit and bankers acceptances, domestic or foreign commercial paper and repurchase agreements. The Primary Portfolio normally invests at least 25% of its total assets in bank obligations.

     o The Government Portfolio invests in high quality money market securities with remaining maturities of thirteen months or less including U.S. government securities and repurchase agreements.

     o The General Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less including municipal notes, short-term municipal bonds, short-term discount notes and participation interests in those securities. The Portfolio normally invests at least 80% of its total assets in municipal securities.

     o The California Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less that pay interest exempt from Federal and California personal income taxes. The Portfolio normally invests at least 80% of its total assets in California municipal securities.

     o The New York Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less that pay interest exempt from Federal, New York State and New York City income taxes. The Portfolio normally invests at least 80% of its total assets in New York municipal securities.

PRINCIPAL RISKS

     An investment in any of the Portfolios is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Portfolio seeks to preserve the value of your investment at $1.00 per share it may not do so and therefore it is possible to lose money by investing in a Portfolio. A Portfolio's yield will vary with fluctuations in available market interest rates.

     Your Portfolio's net asset value, yield and total return could be affected by:

     o Interest Rate Risk--When interest rates rise, the value of fixed income securities falls

     o Credit Risk--Issuers of debt instruments cannot make principal and/or interest payments on time

     o Market Risk--Changes in the economy in general that cause the prices of fixed income securities to fall.

     The California Municipal Portfolio concentrates in California municipal securities and the New York Municipal Portfolio concentrates in New York municipal issuers so credit risk and market risk may be greater for those Portfolios.

BAR CHART AND PERFORMANCE TABLE

     The bar charts below show the performance of each Portfolio from year to year over the past full calendar years during the life of each Portfolio and describe the best and worst calendar quarter returns during the same periods for each Portfolio.

     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future.


                              Primary Portfolio

                                 [Bar Chart]

 1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 7.75%   5.62%   3.24%   2.42%   3.47%   5.19%   4.67%   4.88%   4.85%   4.45%

     During the periods shown in the bar chart, the highest quarterly return was 1.91% (for the quarter ended 6/30/1990) and the lowest quarterly return was 0.59% (for the quarter ended 6/30/1993).

                             Government Portfolio

                                 [Bar Chart]

         1991   1992   1993   1994   1995   1996   1997   1998   1999
         ----   ----   ----   ----   ----   ----   ----   ----   ----
         5.46%  3.06%  2.25%  3.33%  5.03%  4.47%  4.63%  4.58%  4.21%

     During the periods shown in the bar chart, the highest quarterly return was 1.88% (for the quarter ended 9/30/1990) and the lowest quarterly return was 0.55% (for the quarter ended 9/30/1993).

                         General Municipal Portfolio

                                 [Bar Chart]

         1991   1992   1993   1994   1995   1996   1997   1998   1999
         ----   ----   ----   ----   ----   ----   ----   ----   ----
         4.10%  2.52%  1.70%  2.17%  3.12%  2.51%  2.76%  2.61%  2.32%

     During the periods shown in the bar chart, the highest quarterly return was 1.11% (for the quarter ended 3/31/1991) and the lowest quarterly return was 0.39% (for the quarter ended 9/30/1993).

                        California Municipal Portfolio

                                 [Bar Chart]

            1992   1993   1994   1995   1996   1997   1998   1999
            ----   ----   ----   ----   ----   ----   ----   ----
            2.45%  1.71%  2.12%  3.10%  2.40%  2.65%  2.35%  2.08%

     During the periods shown in the bar chart, the highest quarterly return was 0.82% (for the quarter ended 6/30/1995) and the lowest quarterly return was 0.41% (for the quarter ended 6/30/1993).


                         New York Municipal Portfolio

                                 [Bar Chart]

            1992   1993   1994   1995   1996   1997   1998   1999
            ----   ----   ----   ----   ----   ----   ----   ----
            2.41%  1.62%  2.04%  3.09%  2.44%  2.68%  2.45%  2.19%

     During the periods shown in the bar chart, the highest quarterly return was 0.82% (for the quarter ended 6/30/1995) and the lowest quarterly return was 0.38% (for the quarter ended 6/30/1993).

     The table below shows the average annual returns for one and five years and for the life of each Portfolio.

                        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999

                                                                     PAST YEAR    PAST 5 YEARS       SINCE INCEPTION*
                                                                     ---------    ------------       ----------------
Primary Portfolio.................................................      4.45%           4.81%              4.66%

Government Municipal Portfolio....................................      4.21%           4.58%              4.41%

General Municipal Portfolio.......................................      2.32%           2.66%              2.89%

California Municipal Portfolio....................................      2.08%           2.51%              2.48%

New York Municipal Portfolio......................................      2.19%           2.57%              2.48%

* The Primary Portfolio began operations on December 13, 1989. Each of the Government Portfolio and the General Municipal Portfolio began operations on February 14, 1990. The California Municipal Portfolio began operations on March 20, 1991. The New York Municipal Portfolio began operations on
  April 10, 1991.


     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. For the current yield of the Portfolios, call 1-800-401-6672.

                       FEES AND EXPENSES OF THE PORTFOLIOS

     This table describes the fees and expenses that you may pay if you buy and hold shares in the Portfolios.

SHAREHOLDER FEES--FEES YOU PAY DIRECTLY

     There are no fees or sales loads charged to your account when you buy or sell shares of a Portfolio.

ANNUAL FUND OPERATING EXPENSES--EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS


                                                                                     GENERAL      CALIFORNIA   NEW YORK
                                                          PRIMARY      GOVERNMENT    MUNICIPAL    MUNICIPAL    MUNICIPAL
                                                          PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                          ---------    ----------    ---------    ---------    --------
Management Fees........................................      .41%         .50%          .49%         .50%        .50%
12b-1 (Distribution Plan) Fees.........................      .25%         .25%          .25%         .25%        .25%
Other Expenses.........................................      .16%         .20%          .19%         .16%        .21%
                                                            -----         ----         -----        -----        ----
Total Annual Fund Operating Expenses...................      .82%         .95%          .93%         .91%        .96%
                                                            -----         ----         -----        -----        ----
                                                            -----         ----         -----        -----        ----

EXAMPLE

     This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment assuming (1) 5% annual return, (2) the Portfolios' operating expenses remain the same and (3) you redeem all of your shares at the end of the period in the table.


                                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                              ------    -------    -------    --------
Primary Portfolio..........................................................    $ 84      $ 262      $ 455      $1,014
Government Portfolio.......................................................      97        303        525       1,166
General Municipal Portfolio................................................      95        296        515       1,143
California Municipal Portfolio.............................................      93        290        504       1,120
New York Municipal Portfolio...............................................      98        306        531       1,178


                PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

PRIMARY PORTFOLIO

Q What is the Portfolio's investment program?

A The Primary Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term debt obligations with remaining maturities of 13 months or less.

Q What types of securities does the Portfolio buy?

A The Primary Portfolio invests in:

     o Certificates of deposit and bankers acceptances of prime quality and interest bearing time deposits issued, guaranteed or maintained at U.S. or foreign banks having total assets of $1 billion.

     o Commercial paper and participation interests in loans made by banks to corporations.

     o Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities are called U.S. Government securities.

     o Repurchase agreements collateralized in full by U.S. Government securities.

Q What is the credit quality of the Primary Portfolio's investments?

A The Primary Portfolio invests at least 95% of its total assets in prime money market instruments. When we use the term "prime" we mean securities with a credit rating in the highest category by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having the highest rating from such a rating agency. The Primary Portfolio invests no more than 5% of its total assets in securities rated in the second highest category and not more than 1% of its total assets in any one issuer of securities rated in the second highest rating category.

Q Are the Portfolio's investments diversified?

A The Primary Portfolio will not invest more than 5% of its total assets in any one issuer. The Primary Portfolio expects to invest at least 25% of its total assets in bank obligations but otherwise will not invest more than 25% of its total assets in securities of issuers in any one industry. U.S. Government securities are not counted for the 5% limit on issuers or the 25% limit on any one industry.

GOVERNMENT PORTFOLIO

Q What is the Portfolio's investment program?

A The Government Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term debt obligations with remaining maturities of 13 months or less.

Q What types of securities does the Portfolio buy?

A The Government Portfolio invests in:

     o U.S. Government securities including direct obligations of the United States Treasury such as Bills, Notes and Bonds; issues of agencies and instrumentalities established by an act of Congress which have the right to borrow from the U.S. Treasury; and securities which depend solely on the issuing instrumentality for repayment.

     o Repurchase agreements collateralized in full by U.S. Government securities.

Q What is the credit quality of the Government Portfolio's investments?


A Securities backed by the full faith and credit of the U.S. Government are considered to be free of credit risk. Other securities may have somewhat greater risk.


GENERAL MUNICIPAL PORTFOLIO

Q What is the Portfolio's investment program?

A The General Municipal Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term money market securities exempt from Federal income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q What types of securities does the Portfolio buy?

A The General Municipal Portfolio invests in the following types of municipal securities:


     o Municipal notes and short term municipal bonds that either are secured by the issuer's pledge of its full faith and credit including its taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.


     o Lease obligations which are paid by money appropriated by the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.

      At least 80% of the Portfolio's total assets will be invested in municipal securities except in times of adverse market conditions when the Portfolio may invest up to 100% of its assets in taxable money market securities.

Q What is the credit quality of the General Municipal Portfolio's investments?

A The General Municipal Portfolio invests in high quality money market instruments. When we use the term "high quality" we mean securities with a credit rating in one of the two highest categories by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having one of the two highest ratings from such a rating agency. The General Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q Are the Portfolio's investments diversified?


A The General Municipal Portfolio will not invest more than 5% of its total assets in any one issuer except that for a period of three business days, up to 25% of the Portfolio's total assets may be invested in prime quality securities of a single issuer. When we use the term "prime" we mean securities with a credit rating in the highest category by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having the highest rating from such a rating agency. The General Municipal Portfolio will not invest more than 25% of its total assets in securities of issuers located in the same state or in securities whose interest is paid from revenues of similar projects. U.S. Government securities are not counted for the 5% limit on issuers or the 25% limit on similar projects.


CALIFORNIA MUNICIPAL PORTFOLIO

Q What is the Portfolio's investment program?

A The California Municipal Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term debt obligations exempt from Federal and California personal income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q What types of securities does the Portfolio buy?


A The California Municipal Portfolio invests in the following types of municipal securities:



     o Municipal notes and short term municipal bonds that either are secured by the issuer's pledge of its full faith and credit including its taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.


     o Lease obligations which are paid by money appropriated by the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.


      At least 80% of the Portfolio's total assets will be invested in California municipal securities except in times of adverse market conditions when the Portfolio may invest up to 100% of its assets in money market securities that may be subject to Federal and/or California personal income taxes.


Q What is the credit quality of the California Municipal Portfolio's investments?

A The California Municipal Portfolio invests in high quality money market instruments. When we use the term "high quality" we mean securities with a credit rating in one of the two highest categories by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having one of the two highest ratings from such a rating agency. The California Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q Are the Portfolio's investments diversified?


A The California Municipal Portfolio will not invest more than 5% of its total assets in any one issuer with respect to 75% of its total assets and will not invest more than 5% of its total assets in any one issuer that is not prime quality. See page 8 for our description of "prime." The California Municipal Portfolio will not invest more than 25% of its total assets in securities whose interest is paid from revenues of similar projects.


NEW YORK MUNICIPAL PORTFOLIO

Q What is the Portfolio's investment program?

A The New York Municipal Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term debt obligations exempt from Federal, New York State and New York City income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q What types of securities does the Portfolio buy?


A The New York Municipal Portfolio invests in the following types of municipal securities:



     o Municipal notes and short term municipal bonds that either are secured by the issuer's pledge of its full faith and credit including its taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.


     o Lease obligations which are paid by money appropriated by the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.


      At least 80% of the Portfolio's total assets will be invested in New York municipal securities except in times of adverse market conditions when the Portfolio may invest up to 100% of its assets in money market securities that may be subject to Federal and/or New York personal income taxes.


Q What is the credit quality of the New York Municipal Portfolio's investments?

A The New York Municipal Portfolio invests in high quality money market instruments. When we use the term "high quality" we mean securities with a credit rating in one of the two highest categories by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having one of the two highest ratings from such a rating agency. The New York Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q Are the Portfolio's investments diversified?


A The New York Municipal Portfolio will not invest more than 5% of its total assets in any one issuer with respect to 75% of its total assets and will not invest more than 5% of its total assets in any one issuer that is not prime quality. See page 8 for our description of "prime". The New York Municipal Portfolio will not invest more than 25% of its total assets in securities whose interest is paid from revenues of similar projects.


RISKS OF THE PORTFOLIOS

Q What are the main risks of investing in the Portfolios?

A We manage the Portfolios to maintain a constant share price of $1.00 per share but there is no assurance that we will be able to do so. The U.S. Government does not guarantee or insure the shares of the Portfolios so there is some risk. The Portfolios limit their investments to securities that OpCap Advisors believes present minimal credit risk.

  There is always the risk that the issuer of a security held by a Portfolio will fail to pay interest or principal when due. We try to keep this risk low by investing only in securities rated in one of the two highest categories for short term securities or if not rated, of comparable quality.

  There is also the risk that rising interest rates will cause the value of a Portfolio's securities to decline. The short maturity of the securities held by the Portfolios reduces the potential for price fluctuation.

  The risks described above could be greater for the California Municipal Portfolio which concentrates in California issues and for the New York Municipal Portfolio which concentrates in New York issues. California and New York tax exempt securities may be affected by political, economic or other events that limit the ability of California or New York issuers to pay interest or repay principal or may depress the entire market for California or New York tax exempt securities. The General, California and New York Municipal Portfolios invest in lease obligations which are not as liquid as other municipal obligations. The Portfolios look at the following factors to determine the liquidity of a lease obligation.

     o frequency of trades and quoted prices for the obligation

     o the number of dealers willing to purchase or sell the security and the number of other potential purchasers
     o the willingness of dealers to undertake to make a market in the security

     o the nature of the marketplace trades including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

                                 FUND MANAGEMENT

     The Board of Directors of the Fund has hired OpCap Advisors to serve as manager of the Fund.


     OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $48 billion of assets under management as of January 31, 2000. The mailing address is 1345 Avenue of the Americas, New York, New York 10105.


     OpCap Advisors has been in business as an investment adviser since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

     OpCap Advisors manages the investments of the Fund and its business affairs. Employees of Oppenheimer Capital as well as employees of OpCap Advisors perform these services.


     The Portfolios of the Fund paid OpCap Advisors the following fees as a percentage of average net assets during the fiscal year ended November 30, 1999:



Primary Portfolio.......................  .41%
Government Portfolio....................  .50%
General Municipal Portfolio.............  .49%
California Municipal Portfolio..........  .50%
New York Municipal Portfolio............  .50%


                             SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

     You can buy and sell Portfolio shares without sales or redemption charges at their net asset value which is expected to be constant at $1.00. The Fund calculates net asset value per share each day that the New York Stock Exchange is open for trading at 4:00 p.m. using the amortized cost method which approximates the current market value of the Portfolio.

PURCHASE AND REDEMPTION OF SHARES

     There are no minimum amounts required for either investments or withdrawals.

INITIAL INVESTMENTS (Purchases)


     Contact your CIBC Oppenheimer Account Executive to arrange for an initial investment in a Portfolio of the Fund. You may use the Portfolio either as the money market fund tied to your CIBC Oppenheimer securities account through CIBC Oppenheimer's sweep service or as an additional investment position held in your securities account.

     The "sweep" means that cash is automatically invested in the Portfolio of your choice when the cash becomes available in your CIBC Oppenheimer securities account from any source such as proceeds from securities sales, receipt of dividends or interest income, or a check deposit from you. Amounts of $10,000 or more are invested on the next business day; amounts less than $10,000 are invested once a week on the first business day of the following week. The sweep automatically withdraws cash from your Portfolio when appropriate to cover purchases or other activities in your account.

SUBSEQUENT INVESTMENTS (Purchases)


     Mail or deliver your check, payable to CIBC World Markets, to your CIBC Oppenheimer Account Executive. Please write your securities account number and the Portfolio name on the check. If you wish to make an investment by sending a wire from your bank, contact your CIBC Oppenheimer Account Executive to obtain wiring instructions.


WITHDRAWALS (Redemptions)

     For withdrawals other than those automatically activated by the sweep, please instruct your CIBC Oppenheimer Account Executive as to the withdrawal amount and the delivery of the proceeds. Redemption orders are processed the next business day after they are received by the Fund's transfer agent.

REDEMPTIONS OVER $250,000

     If in any 90 day period, you redeem more than $250,000 or your sale amounts to more than 1% of a Portfolio's net assets, the Portfolio has the right to pay the difference between the redemption amount and the lesser of $250,000 or 1% of the Portfolio's net assets with securities from the Portfolio.

                           DIVIDENDS AND DISTRIBUTIONS

     Net investment income is accrued daily and paid into shareholders accounts monthly. Dividends are automatically reinvested in additional shares unless we receive different instructions from you.

                                      TAXES

     In January you will be sent a statement indicating the tax status of any dividends paid to you for the previous calendar year. Since the Portfolios are managed to maintain a constant share price, we do not expect the Portfolios to make significant capital gain distributions.

     We anticipate that at least 80% of the annual income of the General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolios will be exempt from federal income taxes (but not from the alternative minimum tax) and from California income taxes in the case of the California Municipal Portfolio and from New York State and New York City income taxes in the case of the New York Municipal Portfolio. The General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolio can invest in industrial development bonds and other private activity bonds so a portion of the distributions from those Portfolios may be treated as a tax preference item for shareholders subject to the alternative minimum tax. This tax information is general. You should consult your own tax adviser with respect to your own tax situation.

DISTRIBUTION PLAN



     The Fund has adopted a Distribution Assistance and Administrative Services Plan that allows each Portfolio to pay OpCap Advisors .25 of 1% of the Portfolio's average daily net assets. OpCap Advisors pays these fees to broker-dealers, banks and other financial institutions for distribution assistance and for administrative services provided to shareholders. Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


     The financial highlights table is intended to help you understand the Portfolios' financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolios' financial statements, are included in the Fund's Statement of Additional Information, which is available upon request.



                                                              INCOME FROM
                                                         INVESTMENT OPERATIONS
                                           -------------------------------------------------
                                                                       NET         TOTAL       DIVIDENDS TO
                                           NET ASSET                REALIZED       INCOME      SHAREHOLDERS   NET ASSET
                                           VALUE,        NET        GAIN (LOSS)     FROM        FROM NET      VALUE,
                                           BEGINNING   INVESTMENT      ON         INVESTMENT   INVESTMENT       END       TOTAL
                                           OF YEAR      INCOME      INVESTMENTS   OPERATIONS     INCOME       OF YEAR     RETURN*
PRIMARY PORTFOLIO
Year ended November 30,
1999.......................................   $1.00      $ 0.04       $  0.00       $ 0.04       $  (0.04)      $1.00       4.41%
1998.......................................    1.00        0.05          0.00         0.05          (0.05)       1.00       4.90%
1997.......................................    1.00        0.05         (0.00)        0.05          (0.05)       1.00       4.85%
1996.......................................    1.00        0.05         (0.00)        0.05          (0.05)       1.00       4.69%
1995.......................................    1.00        0.05          0.00         0.05          (0.05)       1.00       5.19%

GOVERNMENT PORTFOLIO
Year ended November 30,
1999.......................................   $1.00      $ 0.04       $  0.00       $ 0.04       $  (0.04)      $1.00       4.17%
1998.......................................    1.00        0.05          0.00         0.05          (0.05)       1.00       4.63%
1997.......................................    1.00        0.05         (0.00)        0.05          (0.05)       1.00       4.60%
1996.......................................    1.00        0.04         (0.00)        0.04          (0.04)       1.00       4.51%
1995.......................................    1.00        0.05          0.00         0.05          (0.05)       1.00       5.02%


                                                                   RATIOS TO
                                                                  AVERAGE NET
                                                                    ASSETS
                                             NET ASSETS,   -------------------------
                                               END OF                        NET
                                                YEAR         NET          INVESTMENT
                                             (MILLIONS)    EXPENSES(2)     INCOME
PRIMARY PORTFOLIO
Year ended November 30,
1999.......................................   $ 2,463.3        0.82%         4.32%
1998.......................................     2,572.4        0.83%         4.78%
1997.......................................     2,166.6        0.85%         4.75%
1996.......................................     1,712.6        0.91%         4.60%
1995.......................................     1,671.1        0.94%         5.07%

GOVERNMENT PORTFOLIO
Year ended November 30,
1999.......................................   $    84.0        0.95%         4.09%
1998.......................................       112.1        0.98%(1)      4.53%(1)
1997.......................................       100.0        0.98%(1)      4.51%(1)
1996.......................................       101.1        1.00%(1)      4.41%(1)
1995.......................................       108.6        1.00%(1)      4.91%(1)


------------------


(1) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net expenses to average net assets and the ratios of net investment income to average net assets would have been 0.99% and 4.52%, respectively, for the year ended November 30, 1998, 0.99% and 4.50%, for the year ended
    November 30, 1997, 1.00% and 4.41%, respectively, for the year ended November 30, 1996, and 1.02% and 4.89%, respectively, for the year ended November 30, 1995.



(2) Inclusive of expenses offset by earnings credits.



 * Assumes reinvestment of all dividends.

                                                              INCOME FROM
                                                         INVESTMENT OPERATIONS
                                                 -------------------------------------
                                                                 NET         TOTAL       DIVIDENDS TO
                                     NET ASSET                REALIZED       INCOME      SHAREHOLDERS    CAPITAL        NET ASSET
                                     VALUE,        NET        GAIN (LOSS)     FROM        FROM NET      CONTRIBUTION    VALUE,
                                     BEGINNING   INVESTMENT      ON         INVESTMENT   INVESTMENT     BY INVESTMENT     END
                                     OF YEAR      INCOME      INVESTMENTS   OPERATIONS     INCOME        ADVISER        OF YEAR
GENERAL MUNICIPAL PORTFOLIO
Year ended November 30,
1999.................................   $1.00      $ 0.02       $ (0.00)      $ 0.02         $(0.02)            --        $1.00
1998.................................    1.00        0.03         (0.00)        0.03          (0.03)            --         1.00
1997.................................    1.00        0.03         (0.00)        0.03          (0.03)            --         1.00
1996.................................    1.00        0.03          0.00         0.03          (0.03)            --         1.00
1995.................................    1.00        0.03          0.00         0.03          (0.03)            --         1.00

CALIFORNIA MUNICIPAL PORTFOLIO
Year ended November 30,
1999.................................   $1.00      $ 0.02       $    --       $ 0.02         $(0.02)            --        $1.00
1998.................................    1.00        0.02            --         0.02          (0.02)            --         1.00
1997.................................    1.00        0.03         (0.00)        0.03          (0.03)            --         1.00
1996.................................    1.00        0.02            --         0.02          (0.02)            --         1.00
1995.................................    1.00        0.03         (0.01)        0.02          (0.03)         $0.01         1.00

NEW YORK MUNICIPAL PORTFOLIO
Year ended November 30,
1999.................................   $1.00      $ 0.02         $0.00       $ 0.02         $(0.02)            --        $1.00
1998.................................    1.00        0.03            --         0.03          (0.03)            --         1.00
1997.................................    1.00        0.03         (0.00)        0.03          (0.03)            --         1.00
1996.................................    1.00        0.03            --         0.03          (0.03)            --         1.00
1995.................................    1.00        0.03          0.00         0.03          (0.03)            --         1.00


                                                                         RATIOS TO
                                                                        AVERAGE NET
                                                                          ASSETS
                                                   NET ASSETS,   -------------------------
                                                    END OF                        NET
                                       TOTAL         YEAR          NET          INVESTMENT
                                       RETURN*     (MILLIONS)    EXPENSES(4)    INCOME
GENERAL MUNICIPAL PORTFOLIO
Year ended November 30,
1999.................................    2.29%        $120.0         0.93%         2.26%
1998.................................    2.66%         171.8         0.92%         2.62%
1997.................................    2.74%         137.0         0.96%(1)      2.70%(1)
1996.................................    2.56%         122.3         0.99%(1)      2.53%(1)
1995.................................    3.11%         116.0         0.93%(1)      3.07%(1)

CALIFORNIA MUNICIPAL PORTFOLIO
Year ended November 30,
1999.................................    2.06%         $66.5         0.91%         2.03%
1998.................................    2.39%          70.4         0.95%         2.36%
1997.................................    2.68%          55.7         0.90%(2)      2.64%(2)
1996.................................    2.42%          53.4         0.85%(2)      2.42%(2)
1995.................................    3.10%          75.9         0.82%(2)      3.05%(2)

NEW YORK MUNICIPAL PORTFOLIO
Year ended November 30,
1999.................................    2.16%         $55.3         0.96%         2.11%
1998.................................    2.50%          84.1         0.98%         2.46%
1997.................................    2.66%          73.2         0.98%(3)      2.63%(3)
1996.................................    2.50%          60.0         0.97%(3)      2.45%(3)
1995.................................    3.07%          52.3         0.79%(3)      3.02%(3)


------------------


(1) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net expenses to average net assets and the ratios of net investment income to average net assets would have been 0.96% and 2.70%, respectively, for the year ended November 30, 1997, 0.99% and 2.53%, respectively, for the year ended November 30, 1996, and 1.02% and 2.98%, respectively, for the year ended November 30, 1995.



(2) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net expenses to average net assets and the ratios of net investment income to average net assets would have been 0.96% and 2.58%, respectively, for the year ended November 30, 1997, 0.97% and 2.30%, respectively, for the year ended November 30, 1996, and 0.95% and 2.92%, respectively, for the year ended November 30, 1995.



(3) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net expenses to average net assets and the ratios of net investment income to average net assets would have been 0.99% and 2.62%, respectively, for the year ended November 30, 1997, 0.98% and 2.44%, respectively, for the year ended November 30, 1996, and 1.00% and 2.81%, respectively, for the year ended November 30, 1995.



(4) Inclusive of expenses offset by earnings credits.



 * Assumes reinvestment of all dividends.

                                    APPENDIX

     THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST ASSETS OF THE PORTFOLIOS.

PRIMARY PORTFOLIO

  Certificates of Deposit

     Receipts for funds deposited at banks that guarantee a fixed interest rate over a specified time period.

  Commercial Paper

     Unsecured promissory notes that corporations issue to finance current operations and other expenditures.

  Repurchase Agreements

     Contracts that require one party to repurchase securities at a fixed price on a designated date.

  Banker's Acceptances

     Bank-issued commitments to pay for merchandise sold in the import/export market.

GENERAL MUNICIPAL, CALIFORNIA MUNICIPAL AND NEW YORK MUNICIPAL PORTFOLIOS

  Variable Rate Obligations

     Interest rates are adjusted periodically to market rates. Value of these securities is less affected by changes in interest rates than fixed coupon securities.

  Put Bonds

     Tax-exempt securities which may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity.

  Municipal Lease Obligations

     Some lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for the purchase on a yearly basis.

     We attempt to invest at least 90% of each Portfolio's net assets in securities that are liquid which means securities that can be disposed of in the ordinary course of business, seven days or less, at approximately the value at which the Portfolio has valued the securities. We may invest up to 10% of each Portfolio's net assets in securities we believe are illiquid. In determining the liquidity of a lease obligation we consider these factors: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential purchases;
(3) the willingness of dealers to make a market in the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

   For investors who want more information about the Portfolios, the following documents are available free upon request:

   ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

   STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.


   The SAI and the Portfolios' annual and semi-annual reports are available without charge upon request to your account executive or by calling the Fund at 1-800-401-6672.


   You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:


          After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-0102



          Telephone: 1-202-942-8090



          Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.

(Investment Company Act file no. 811-05731)

OCC CASH RESERVES

   o Primary Portfolio

   o Government Portfolio

   o General Municipal Portfolio

   o California Municipal Portfolio

   o New York Municipal Portfolio

 PROSPECTUS

                                         MARCH 29, 2000

                                                                         GENERIC
                                                                         VERSION


                            OCC CASH RESERVES, INC.
                           PROSPECTUS MARCH 29, 2000


OCC CASH RESERVES, INC. is an open-end investment company with the following investment portfolios.

                               PRIMARY PORTFOLIO

                              GOVERNMENT PORTFOLIO

                          GENERAL MUNICIPAL PORTFOLIO

                         CALIFORNIA MUNICIPAL PORTFOLIO

                          NEW YORK MUNICIPAL PORTFOLIO

     The Securities and Exchange Commission has not approved or disapproved any Portfolio's securities or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS


                                                                                                              PAGE
                                                                                                              ----
Risk/Return Summary........................................................................................      3
Fees and Expenses of the Portfolios........................................................................      7
Principal Investment Strategies and Related Risks..........................................................      8
Fund Management............................................................................................     12
Shareholder Information....................................................................................     12
Dividends and Distributions................................................................................     15
Taxes......................................................................................................     15
Distribution Plan..........................................................................................     15
Financial Highlights.......................................................................................     16
Appendix...................................................................................................     18

                               RISK/RETURN SUMMARY

INVESTMENT GOALS

Primary Portfolio.......................................  Safety of principal, liquidity and maximum current income from money market securities

Government Portfolio....................................  Safety of principal, liquidity and maximum current income from money market securities

General Municipal Portfolio.............................  Safety of principal, liquidity and maximum current income exempt from Federal income taxes from money
                                                          market securities

California Municipal Portfolio..........................  Safety of principal, liquidity and maximum current income exempt from Federal and California personal
                                                          income taxes from money market securities

New York Municipal Portfolio............................  Safety of principal, liquidity and maximum current income exempt from Federal, New York State and New York
                                                          City income taxes from money market securities

The Portfolios are money market funds.

PRINCIPAL INVESTMENT STRATEGIES

     o The Primary Portfolio invests in high quality money market securities with remaining maturities of thirteen months or less, including U.S. government securities, U.S. dollar denominated certificates of deposit and bankers acceptances, domestic or foreign commercial paper and repurchase agreements. The Primary Portfolio normally invests at least 25% of its total assets in bank obligations.

     o The Government Portfolio invests in high quality money market securities with remaining maturities of thirteen months or less including U.S. government securities and repurchase agreements.

     o The General Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less including municipal notes, short-term municipal bonds, short-term discount notes and participation interests in those securities. The Portfolio normally invests at least 80% of its total assets in municipal securities.

     o The California Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less that pay interest exempt from Federal and California personal income taxes. The Portfolio normally invests at least 80% of its total assets in California municipal securities.

     o The New York Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less that pay interest exempt from Federal, New York State and New York City income taxes. The Portfolio normally invests at least 80% of its total assets in New York municipal securities.

PRINCIPAL RISKS


     An investment in any of the Portfolios is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Portfolio seeks to preserve the value of your investment at $1.00 per share it may not do so and therefore it is possible to lose money by investing in a Portfolio. A Portfolio's yield will vary with fluctuations in available market interest rates.


     Your Portfolio's net asset value, yield and total return could be affected by:

     o Interest Rate Risk--When interest rates rise, the value of fixed income securities falls


     o Credit Risk--Issuers of debt instruments cannot make principal and/or interest payments on time


     o Market Risk--Changes in the economy in general that cause the prices of fixed income securities to fall.

     The California Municipal Portfolio concentrates in California municipal securities and the New York Municipal Portfolio concentrates in New York municipal issuers so credit risk and market risk may be greater for those Portfolios.

BAR CHART AND PERFORMANCE TABLE


     The bar charts below show the performance of each Portfolio from year to year over the past full calendar years during the life of each Portfolio and describe the best and worst calendar quarter returns during the same periods for each Portfolio.


                              Primary Portfolio

                                 [Bar Chart]

 1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 7.75%   5.62%   3.24%   2.42%   3.47%   5.19%   4.67%   4.88%   4.85%   4.45%


     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future.


     During the periods shown in the bar chart, the highest quarterly return was 1.91% (for the quarter ended 6/30/1990 and the lowest quarterly return was 0.59% (for the quarter ended 6/30/1993).

                             Government Portfolio

                                 [Bar Chart]

         1991   1992   1993   1994   1995   1996   1997   1998   1999
         ----   ----   ----   ----   ----   ----   ----   ----   ----
         5.46%  3.06%  2.25%  3.33%  5.03%  4.47%  4.63%  4.58%  4.21%


     During the periods shown in the bar chart, the highest quarterly return was 1.88% (for the quarter ended 9/30/1990 and the lowest quarterly return was 0.55% (for the quarter ended 9/30/1993).



                         General Municipal Portfolio

                                 [Bar Chart]

         1991   1992   1993   1994   1995   1996   1997   1998   1999
         ----   ----   ----   ----   ----   ----   ----   ----   ----
         4.10%  2.52%  1.70%  2.17%  3.12%  2.51%  2.76%  2.61%  2.32%


     During the periods shown in the bar chart, the highest quarterly return was 1.11% (for the quarter ended 3/31/1991) and the lowest quarterly return was 0.39% (for the quarter ended 9/30/1993).

                        California Municipal Portfolio

                                 [Bar Chart]

            1992   1993   1994   1995   1996   1997   1998   1999
            ----   ----   ----   ----   ----   ----   ----   ----
            2.45%  1.71%  2.12%  3.10%  2.40%  2.65%  2.35%  2.08%



     During the periods shown in the bar chart, the highest quarterly return was 0.82% (for the quarter ended 6/30/1995) and the lowest quarterly return was 0.41% (for the quarter ended 6/30/1993).


                         New York Municipal Portfolio

                                 [Bar Chart]

            1992   1993   1994   1995   1996   1997   1998   1999
            ----   ----   ----   ----   ----   ----   ----   ----
            2.41%  1.62%  2.04%  3.09%  2.44%  2.68%  2.45%  2.19%


     During the periods shown in the bar chart, the highest quarterly return was 0.82% (for the quarter ended 6/30/1995) and the lowest quarterly return was 0.38% (for the quarter ended 6/30/1993).

     The table below shows the average annual returns for one and five years and for the life of each Portfolio.


                        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999

                                                                     PAST YEAR    PAST 5 YEARS       SINCE INCEPTION*
                                                                     ---------    ------------       ----------------
Primary Portfolio.................................................      4.45%           4.81%              4.66%
Government Municipal Portfolio....................................      4.21%           4.58%              4.41%
General Municipal Portfolio.......................................      2.32%           2.66%              2.89%
California Municipal Portfolio....................................      2.08%           2.51%              2.48%
New York Municipal Portfolio......................................      2.19%           2.57%              2.48%



* The Primary Portfolio began operations on December 13, 1989. Each of the Government Portfolio and the General Municipal Portfolio began operations on February 14, 1990. The California Municipal Portfolio began operations on March 20, 1991. The New York Municipal Portfolio began operations on
  April 10, 1991.


     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. For the current yield of the Portfolios, call 1-800-401-6672.

                       FEES AND EXPENSES OF THE PORTFOLIOS

     This table describes the fees and expenses that you may pay if you buy and hold shares in the Portfolios.

SHAREHOLDER FEES--FEES YOU PAY DIRECTLY

     There are no fees or sales loads charged to your account when you buy or sell shares of a Portfolio.

ANNUAL FUND OPERATING EXPENSES--EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS


                                                                                     GENERAL      CALIFORNIA   NEW YORK
                                                          PRIMARY      GOVERNMENT    MUNICIPAL    MUNICIPAL    MUNICIPAL
                                                          PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                          ---------    ----------    ---------    ---------    --------
Management Fees........................................      .41%         .50%          .49%         .50%        .50%
12b-1 (Distribution Plan) Fees.........................      .25%         .25%          .25%         .25%        .25%
Other Expenses.........................................      .16%         .20%          .19%         .16%        .21%
                                                            -----         ----         -----        -----        ----
Total Annual Fund Operating Expenses...................      .82%         .95%          .93%         .91%        .96%
                                                            -----         ----         -----        -----        ----
                                                            -----         ----         -----        -----        ----

EXAMPLE

     This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment assuming (1) 5% annual return, (2) the Portfolios' operating expenses remain the same and (3) you redeem all of your shares at the end of the period in the table.


                                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                              ------    -------    -------    --------
Primary Portfolio..........................................................    $ 84      $ 262      $ 455      $1,014
Government Portfolio.......................................................      97        303        525       1,166
General Municipal Portfolio................................................      95        296        515       1,143
California Municipal Portfolio.............................................      93        290        504       1,120
New York Municipal Portfolio...............................................      98        306        531       1,178


                PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

PRIMARY PORTFOLIO

Q What is the Portfolio's investment program?

A The Primary Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term debt obligations with remaining maturities of 13 months or less.

Q What types of securities does the Portfolio buy?

A The Primary Portfolio invests in:

     o Certificates of deposit and bankers acceptances of prime quality and interest bearing time deposits issued, guaranteed or maintained at U.S. or foreign banks having total assets of $1 billion.

     o Commercial paper and participation interests in loans made by banks to corporations.

     o Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities are called U.S. Government securities.

     o Repurchase agreements collateralized in full by U.S. Government securities.

Q What is the credit quality of the Primary Portfolio's investments?

A The Primary Portfolio invests at least 95% of its total assets in prime money market instruments. When we use the term "prime" we mean securities with a credit rating in the highest category by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having the highest rating from such a rating agency. The Primary Portfolio invests no more than 5% of its total assets in securities rated in the second highest category and not more than 1% of its total assets in any one issuer of securities rated in the second highest rating category.

Q Are the Portfolio's investments diversified?

A The Primary Portfolio will not invest more than 5% of its total assets in any one issuer. The Primary Portfolio expects to invest at least 25% of its total assets in bank obligations but otherwise will not invest more than 25% of its total assets in securities of issuers in any one industry. U.S. Government securities are not counted for the 5% limit on issuers or the 25% limit on any one industry.

GOVERNMENT PORTFOLIO

Q What is the Portfolio's investment program?

A The Government Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term debt obligations with remaining maturities of 13 months or less.

Q What types of securities does the Portfolio buy?

A The Government Portfolio invests in:

     o U.S. Government securities including direct obligations of the United States Treasury such as Bills, Notes and Bonds; issues of agencies and instrumentalities established by an act of Congress which have the right to borrow from the U.S. Treasury; and securities which depend solely on the issuing instrumentality for repayment.

     o Repurchase agreements collateralized in full by U.S. Government securities.

Q What is the credit quality of the Government Portfolio's investments?


A Securities backed by the full faith and credit of the U.S. Government are considered to be free of credit risk. Other securities may have somewhat greater risk.


GENERAL MUNICIPAL PORTFOLIO

Q What is the Portfolio's investment program?

A The General Municipal Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term money market securities exempt from Federal income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q What types of securities does the Portfolio buy?

A The General Municipal Portfolio invests in the following types of municipal securities:


     o Municipal notes and short term municipal bonds that either are secured by the issuer's pledge of its full faith and credit including its taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.


     o Lease obligations which are paid by money appropriated by the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.

  At least 80% of the Portfolio's total assets will be invested in municipal securities except in times of adverse market conditions when the Portfolio may invest up to 100% of its assets in taxable money market securities.

Q What is the credit quality of the General Municipal Portfolio's investments?

A The General Municipal Portfolio invests in high quality money market instruments. When we use the term "high quality" we mean securities with a credit rating in one of the two highest categories by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having one of the two highest ratings from such a rating agency. The General Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q Are the Portfolio's investments diversified?


A The General Municipal Portfolio will not invest more than 5% of its total assets in any one issuer except that for a period of three business days, up to 25% of the Portfolio's total assets may be invested in prime quality securities of a single issuer. When we use the term "prime" we mean securities with a credit rating in the highest category by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having the highest rating from such a rating agency. The General Municipal Portfolio will not invest more than 25% of its total assets in securities of issuers located in the same state or in securities whose interest is paid from revenues of similar projects. U.S. Government securities are not counted for the 5% limit on issuers or the 25% limit on similar projects.


CALIFORNIA MUNICIPAL PORTFOLIO

Q What is the Portfolio's investment program?

A The California Municipal Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term debt obligations exempt from Federal and California personal income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q What types of securities does the Portfolio buy?


A The California Municipal Portfolio invests in the following types of municipal securities:



     o Municipal notes and short term municipal bonds that either are secured by the issuer's pledge of its full faith and credit including its taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.


     o Lease obligations which are paid by money appropriated by the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.


    At least 80% of the Portfolio's total assets will be invested in California municipal securities except in times of adverse market conditions when the Portfolio may invest up to 100% of its assets in money market securities that may be subject to Federal and/or California personal income taxes.


Q What is the credit quality of the California Municipal Portfolio's investments?

A The California Municipal Portfolio invests in high quality money market instruments. When we use the term "high quality" we mean securities with a credit rating in one of the two highest categories by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having one of the two highest ratings from such a rating agency. The California Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q Are the Portfolio's investments diversified?


A The California Municipal Portfolio will not invest more than 5% of its total assets in any one issuer with respect to 75% of its total assets and will not invest more than 5% of its total assets in any one issuer that is not prime quality. See page 8 for our description of "prime." The California Municipal Portfolio will not invest more than 25% of its total assets in securities whose interest is paid from revenues of similar projects.


NEW YORK MUNICIPAL PORTFOLIO

Q What is the Portfolio's investment program?

A The New York Municipal Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term debt obligations exempt from Federal, New York State and New York City income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q What types of securities does the Portfolio buy?


A The New York Municipal Portfolio invests in the following types of municipal securities:



     o Municipal notes and short term municipal bonds that either are secured by the issuer's pledge of its full faith and credit including its taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.


     o Lease obligations which are paid by money appropriated by the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.


    At least 80% of the Portfolio's total assets will be invested in New York municipal securities except in times of adverse market conditions when the Portfolio may invest up to 100% of its assets in money market securities that may be subject to Federal and/or New York personal income taxes.


Q What is the credit quality of the New York Municipal Portfolio's investments?

A The New York Municipal Portfolio invests in high quality money market instruments. When we use the term "high quality" we mean securities with a credit rating in one of the two highest categories by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having one of the two highest ratings from such a rating agency. The New York Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q Are the Portfolio's investments diversified?


A The New York Municipal Portfolio will not invest more than 5% of its total assets in any one issuer with respect to 75% of its total assets and will not invest more than 5% of its total assets in any one issuer that is not prime quality. See page 8 for our description of "prime." The New York Municipal Portfolio will not invest more than 25% of its total assets in securities whose interest is paid from revenues of similar projects.


RISKS OF THE PORTFOLIOS

Q What are the main risks of investing in the Portfolios?

A We manage the Portfolios to maintain a constant share price of $1.00 per share but there is no assurance that we will be able to do so. The U.S. Government does not guarantee or insure the shares of the Portfolios so there is some risk. The Portfolios limit their investments to securities that OpCap Advisors believes present minimal credit risk.

  There is always the risk that the issuer of a security held by a Portfolio will fail to pay interest or principal when due. We try to keep this risk low by investing only in securities rated in one of the two highest categories for short term securities or if not rated, of comparable quality.

  There is also the risk that rising interest rates will cause the value of a Portfolio's securities to decline. The short maturity of the securities held by the Portfolios reduces the potential for price fluctuation.

  The risks described above could be greater for the California Municipal Portfolio which concentrates in California issues and for the New York Municipal Portfolio which concentrates in New York issues. California and New York tax exempt securities may be affected by political, economic or other events that limit the ability of California or New York issuers to pay interest or repay principal or may depress the entire market for California or New York tax exempt securities. The General, California and New York Municipal Portfolios invest in lease obligations which are not as liquid as other municipal obligations. The

  Portfolios look at the following factors to determine the liquidity of a lease obligation.

     o frequency of trades and quoted prices for the obligation

     o the number of dealers willing to purchase or sell the security and the number of other potential purchasers

     o the willingness of dealers to undertake to make a market in the security
     o the nature of the marketplace trades including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

                                 FUND MANAGEMENT

     The Board of Directors of the Fund has hired OpCap Advisors to serve as manager of the Fund.


     OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $48 billion of assets under management as of January 31, 2000. The mailing address is 1345 Avenue of the Americas, New York, New York 10105.


     OpCap Advisors has been in business as an investment adviser since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

     OpCap Advisors manages the investments of the Fund and its business affairs. Employees of Oppenheimer Capital as well as employees of OpCap Advisors perform these services.


     The Portfolios of the Fund paid OpCap Advisors the following fees as a percentage of average net assets during the fiscal year ended November 30, 1999:



Primary Portfolio...................        .41%
Government Portfolio................        .50%
General Municipal Portfolio.........        .49%
California Municipal Portfolio......        .50%
New York Municipal Portfolio........        .50%


                             SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

     You can buy and sell Portfolio shares without sales or redemption charges at their net asset value which is expected to be constant at $1.00. The Fund calculates net asset value per share each day that the New York Stock Exchange is open for trading at 4:00 p.m. using the amortized cost method which approximates the current market value of the Portfolio.

PURCHASE AND REDEMPTION OF SHARES

OPENING ACCOUNTS--NEW INVESTMENTS

A. WHEN FUNDS ARE SENT BY WIRE (the wire method permits immediate credit)

     1) Telephone the Fund toll-free at 800-401-6672 during business hours. Our service representative will ask you for (a) the name of the account as you wish it to be registered, (b) the address of the account, (c) your taxpayer identification number (social security number for an individual) and (d) the name of the Portfolio in which you wish to invest. You will then be provided with an account number.

     2) Instruct your bank to wire Federal Funds (minimum $1,000) to the Fund's custodian and transfer agent (P.O. Box 8505, Boston,

        MA 02266) exactly as follows and precisely in the order presented:

RECEIVING BANK INFORMATION:

     State Street Bank and Trust Company
     Attn: Custody
     ABA#011000028

BENEFICIARY INFORMATION:

     BNF=OCC Cash Reserves

specify Primary, Government, General Municipal, California or New York Municipal Portfolio

     AC=99043838

OTHER BENEFICIARY INFORMATION:

     OBI=OCC Cash Reserves

Shareholder account name                  As registered
Shareholder account number   }            with the Fund

3) Mail a completed Application Form to:
   OCC Cash Reserves
   225 Liberty Street
   New York, NY 10281-1698

B. WHEN FUNDS ARE SENT BY CHECK

     1) Fill out an Application Form

     2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000) payable to OCC Cash Reserves--Primary, Government, General Municipal, California Municipal or New York Municipal Portfolio, to the address in A(3) above.

SUBSEQUENT INVESTMENTS (Purchases)

A.  INVESTMENTS BY WIRE (to obtain immediate credit)

    Instruct your bank to wire Federal Funds (minimum $100) as in A(2) above.

B.  INVESTMENTS BY CHECK

    Mail your check or negotiable bank draft (minimum $100), payable to OCC Cash Reserves--Primary, Government, General Municipal, California Municipal or New York Municipal Portfolio, to the address in A(3) above. Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

C.  INVESTMENTS BY AUTOMATED CLEARING HOUSE (requires pre-arrangement)

    You may transfer amounts of $100 and more by ACH from your bank account to your Fund account by telephoning the Fund toll-free at 800-401-6672 and talking with our service representative during business hours. When placing an order, be prepared to provide your Portfolio number (Primary-55, Government-56, General Municipal-57, California Municipal-23 and New York Municipal-24) and your account and personal identification numbers. Allow approximately two business days after your order for the money to be received by the Fund.

WITHDRAWALS (Redemptions)

A.  WITHDRAWALS BY TELEPHONE

    You may transfer any amount from your Fund account to your designated bank account by telephoning the FUND toll-free at 800-401-6672 and talking with our service representative during business hours. You may order such withdrawals of $1,000 or more to be sent by wire, withdrawals of $100 or more to be sent by the Automated Clearing House (ACH) system, or withdrawals of any amount to be sent by check. When placing an order, be prepared to provide your Portfolio number and your account and personal identification numbers.

    For withdrawals being sent by wire: if your telephone order is received by the Fund prior to 12:00 Noon (New York time), your bank will receive the requested amount the same day; if your telephone order is received after 12:00 Noon, your bank will receive the requested amount the next business day; for ACH transfers, allow approximately two business days for the amount to be received by your bank. For transfers you order to be sent by check, the Fund will mail the check the next business day. Withdrawals by any method are made without any charge to you.

B.  WITHDRAWALS BY CHECKWRITING

    Under the Fund's Regular Checkwriting Service, you may write checks made payable to any payee in any amount of $250 or more. Different checkwriting services may be offered by participating broker-dealers and through Unified Management Corporation. There are no separate charges for regular checkwriting. The Fund's agent for all checkwriting services, State Street Bank, will impose its normal charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. To establish checkwriting, you must fill out the Signature Card which is with the Application Form. If you wish to establish this checkwriting service subsequent to the opening of your Fund Account, contact the Fund by telephone or mail. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

    You cannot close out your account by checkwriting, however, because your shares continue to earn dividends and fluctuate in value until the check is presented for payment.

C.  WITHDRAWALS BY MAIL

    You may withdraw any amount from your account at any time by mail. Written orders for withdrawals should be mailed to OCC Cash Reserves, P.O. Box 8505 Boston, MA 02266. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption must be signed by all owners of the account with the signatures guaranteed by an eligible guarantor.

D.  VALUED INVESTMENT PLAN

    The Valued Investment Plan ("VIP") is a central asset program that includes checkwriting with no minimum dollar amount and a VIP cash card. The program is available only to individuals whose Fund shares are held as part of a brokerage account. The fees for this program, which are being waived currently, are $45 a year with fees for additional checks and a $1.00 fee per transaction for use at automated teller machines. Shareholders should contact their broker or the Fund for information about this program.

REDEMPTIONS OVER $250,000

     If in any 90 day period, you redeem more than $250,000 or your sale amounts to more than 1% of a Portfolio's net assets, the Portfolio has the right to pay the difference between the redemption amount and the lesser of $250,000 or 1% of the Portfolio's net assets with securities from the Portfolio.

OBTAINING AN APPLICATION FORM--ASSISTANCE

     If you wish to obtain an Application Form, or if you have any questions about the Form, purchasing shares, or other Fund procedures, please telephone the Fund toll-free at 800-401-6672 during business hours.

     If your account with the Fund is to be maintained through a brokerage firm or other institution, do not fill out the Application Form or the Signature Card. Instead, contact your account representative at such institution. Institutions may charge a fee for providing such assistance.

                           DIVIDENDS AND DISTRIBUTIONS

     Net investment income is accrued daily and paid into shareholders accounts monthly. Dividends are automatically reinvested in additional shares unless we receive different instructions from you.

                                      TAXES

     In January you will be sent a statement indicating the tax status of any dividends paid to you for the previous calendar year. Since the Portfolios are managed to maintain a constant share price, we do not expect the Portfolios to make significant capital gain distributions.

     We anticipate that at least 80% of the annual income of the General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolios will be exempt from federal income taxes (but not from the alternative minimum tax) and from California income taxes in the case of the California Municipal Portfolio and from New York State and New York City income taxes in the case of the New York Municipal Portfolio. The General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolio can invest in industrial development bonds and other private activity bonds so a portion of the distributions from those Portfolios may be treated as a tax preference item for shareholders subject to the alternative minimum tax. This tax information is general. You should consult your own tax adviser with respect to your own tax situation.




DISTRIBUTION PLAN



     The Fund has adopted a Distribution Assistance and Administrative Services Plan that allows each Portfolio to pay OpCap Advisors .25 of 1% of the Portfolio's average daily net assets. OpCap Advisors pays these fees to broker-dealers, banks and other financial institutions for distribution assistance and for administrative services provided to shareholders. Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


     The financial highlights table is intended to help you understand the Portfolios' financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolios' financial statements, are included in the Fund's Statement of Additional Information, which is available upon request.


                                                              INCOME FROM
                                                         INVESTMENT OPERATIONS
                                           -------------------------------------------------
                                                                      NET          TOTAL       DIVIDENDS TO
                                           NET ASSET                REALIZED       INCOME      SHAREHOLDERS   NET ASSET
                                           VALUE,        NET        GAIN (LOSS)     FROM       FROM NET       VALUE,
                                           BEGINNING   INVESTMENT      ON         INVESTMENT   INVESTMENT       END       TOTAL
                                           OF YEAR      INCOME      INVESTMENTS   OPERATIONS    INCOME        OF YEAR     RETURN*
PRIMARY PORTFOLIO
Year ended November 30,
1999.......................................   $1.00      $ 0.04        $0.00        $ 0.04        $(0.04)       $1.00       4.41%
1998.......................................    1.00        0.05         0.00          0.05         (0.05)        1.00       4.90%
1997.......................................    1.00        0.05        (0.00)         0.05         (0.05)        1.00       4.85%
1996.......................................    1.00        0.05        (0.00)         0.05         (0.05)        1.00       4.69%
1995.......................................    1.00        0.05         0.00          0.05         (0.05)        1.00       5.19%

GOVERNMENT PORTFOLIO
Year ended November 30,
1999.......................................   $1.00      $ 0.04        $0.00        $ 0.04        $(0.04)       $1.00       4.17%
1998.......................................    1.00        0.05         0.00          0.05         (0.05)        1.00       4.63%
1997.......................................    1.00        0.05        (0.00)         0.05         (0.05)        1.00       4.60%
1996.......................................    1.00        0.04        (0.00)         0.04         (0.04)        1.00       4.51%
1995.......................................    1.00        0.05         0.00          0.05         (0.05)        1.00       5.02%


                                                                   RATIOS TO
                                                                  AVERAGE NET
                                                                    ASSETS
                                             NET ASSETS,   -------------------------
                                               END OF                       NET
                                                YEAR         NET          INVESTMENT
                                             (MILLIONS)    EXPENSES(2)    INCOME
PRIMARY PORTFOLIO
Year ended November 30,
1999.......................................   $ 2,463.3        0.82%         4.32%
1998.......................................     2,572.4        0.83%         4.78%
1997.......................................     2,166.6        0.85%         4.75%
1996.......................................     1,712.6        0.91%         4.60%
1995.......................................     1,671.1        0.94%         5.07%

GOVERNMENT PORTFOLIO
Year ended November 30,
1999.......................................       $84.0        0.95%         4.09%
1998.......................................       112.1        0.98%(1)      4.53%(1)
1997.......................................       100.0        0.98%(1)      4.51%(1)
1996.......................................       101.1        1.00%(1)      4.41%(1)
1995.......................................       108.6        1.00%(1)      4.91%(1)


------------------


(1) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net expenses to average net assets and the ratios of net investment income to average net assets would have been 0.99% and 4.52%, respectively, for the year ended November 30, 1998, 0.99% and 4.50%, for the year ended
    November 30, 1997, 1.00% and 4.41%, respectively, for the year ended November 30, 1996, and 1.02% and 4.89%, respectively, for the year ended November 30, 1995.



(2) Inclusive of expenses offset by earnings credits.



 * Assumes reinvestment of all dividends.

                                                              INCOME FROM
                                                         INVESTMENT OPERATIONS
                                                 -------------------------------------
                                                                 NET         TOTAL       DIVIDENDS TO
                                     NET ASSET                REALIZED       INCOME      SHAREHOLDERS    CAPITAL        NET ASSET
                                     VALUE,        NET        GAIN (LOSS)     FROM       FROM NET       CONTRIBUTION    VALUE,
                                     BEGINNING   INVESTMENT      ON         INVESTMENT   INVESTMENT     BY INVESTMENT     END
                                     OF YEAR      INCOME      INVESTMENTS   OPERATIONS    INCOME         ADVISER        OF YEAR
GENERAL MUNICIPAL PORTFOLIO
Year ended November 30,
1999.................................   $1.00      $ 0.02       $ (0.00)      $ 0.02        $(0.02)            --         $1.00
1998.................................    1.00        0.03         (0.00)        0.03         (0.03)            --          1.00
1997.................................    1.00        0.03         (0.00)        0.03         (0.03)            --          1.00
1996.................................    1.00        0.03          0.00         0.03         (0.03)            --          1.00
1995.................................    1.00        0.03          0.00         0.03         (0.03)            --          1.00

CALIFORNIA MUNICIPAL PORTFOLIO
Year ended November 30,
1999.................................   $1.00      $ 0.02       $    --       $ 0.02        $(0.02)            --         $1.00
1998.................................    1.00        0.02            --         0.02         (0.02)            --          1.00
1997.................................    1.00        0.03         (0.00)        0.03         (0.03)            --          1.00
1996.................................    1.00        0.02            --         0.02         (0.02)            --          1.00
1995.................................    1.00        0.03         (0.01)        0.02         (0.03)         $0.01          1.00

NEW YORK MUNICIPAL PORTFOLIO
Year ended November 30,
1999.................................   $1.00      $ 0.02         $0.00       $ 0.02        $(0.02)            --         $1.00
1998.................................    1.00        0.03            --         0.03         (0.03)            --          1.00
1997.................................    1.00        0.03         (0.00)        0.03         (0.03)            --          1.00
1996.................................    1.00        0.03            --         0.03         (0.03)            --          1.00
1995.................................    1.00        0.03          0.00         0.03         (0.03)            --          1.00


                                                                         RATIOS TO
                                                                        AVERAGE NET
                                                                          ASSETS
                                                   NET ASSETS,   -------------------------
                                                    END OF                        NET
                                       TOTAL         YEAR          NET          INVESTMENT
                                       RETURN*     (MILLIONS)    EXPENSES(4)    INCOME
GENERAL MUNICIPAL PORTFOLIO
Year ended November 30,
1999.................................    2.29%       $ 120.0         0.93%         2.26%
1998.................................    2.66%         171.8         0.92%         2.62%
1997.................................    2.74%         137.0         0.96%(1)      2.70%(1)
1996.................................    2.56%         122.3         0.99%(1)      2.53%(1)
1995.................................    3.11%         116.0         0.93%(1)      3.07%(1)

CALIFORNIA MUNICIPAL PORTFOLIO
Year ended November 30,
1999.................................    2.06%         $66.5         0.91%         2.03%
1998.................................    2.39%          70.4         0.95%         2.36%
1997.................................    2.68%          55.7         0.90%(2)      2.64%(2)
1996.................................    2.42%          53.4         0.85%(2)      2.42%(2)
1995.................................    3.10%          75.9         0.82%(2)      3.05%(2)

NEW YORK MUNICIPAL PORTFOLIO
Year ended November 30,
1999.................................    2.16%         $55.3         0.96%         2.11%
1998.................................    2.50%          84.1         0.98%         2.46%
1997.................................    2.66%          73.2         0.98%(3)      2.63%(3)
1996.................................    2.50%          60.0         0.97%(3)      2.45%(3)
1995.................................    3.07%          52.3         0.79%(3)      3.02%(3)


------------------


(1) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net expenses to average net assets and the ratios of net investment income to average net assets would have been 0.96% and 2.70%, respectively, for the year ended November 30, 1997, 0.99% and 2.53%, respectively, for the year ended November 30, 1996, and 1.02% and 2.98%, respectively, for the year ended November 30, 1995.



(2) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net expenses to average net assets and the ratios of net investment income to average net assets would have been 0.96% and 2.58%, respectively, for the year ended November 30, 1997, 0.97% and 2.30%, respectively, for the year ended November 30, 1996, and 0.95% and 2.92%, respectively, for the year ended November 30, 1995.



(3) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net expenses to average net assets and the ratios of net investment income to average net assets would have been 0.99% and 2.62%, respectively, for the year ended November 30, 1997, 0.98% and 2.44%, respectively, for the year ended November 30, 1996, and 1.00% and 2.81%, respectively, for the year ended November 30, 1995.



(4) Inclusive of expenses offset by earnings credits.



 * Assumes reinvestment of all dividends.

                                    APPENDIX

     THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST ASSETS OF THE PORTFOLIOS.

PRIMARY PORTFOLIO

  Certificates of Deposit

     Receipts for funds deposited at banks that guarantee a fixed interest rate over a specified time period.

  Commercial Paper

     Unsecured promissory notes that corporations issue to finance current operations and other expenditures.

  Repurchase Agreements

     Contracts that require one party to repurchase securities at a fixed price on a designated date.

  Banker's Acceptances

     Bank-issued commitments to pay for merchandise sold in the import/export market.

GENERAL MUNICIPAL, CALIFORNIA MUNICIPAL AND NEW YORK MUNICIPAL PORTFOLIOS

  Variable Rate Obligations

     Interest rates are adjusted periodically to market rates. Value of these securities is less affected by changes in interest rates than fixed coupon securities.

  Put Bonds

     Tax-exempt securities which may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity.

  Municipal Lease Obligations

     Some lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for the purchase on a yearly basis.

     We attempt to invest at least 90% of each Portfolio's net assets in securities that are liquid which means securities that can be disposed of in the ordinary course of business, seven days or less, at approximately the value at which the Portfolio has valued the securities. We may invest up to 10% of each Portfolio's net assets in securities we believe are illiquid. In determining the liquidity of a lease obligation we consider these factors: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential purchases;
(3) the willingness of dealers to make a market in the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

                      [This page intentionally left blank]

   For investors who want more information about the Portfolios, the following documents are available free upon request:

   ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

   STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

   The SAI and the Portfolios' annual and semi-annual reports are available without charge upon request to your broker or by calling the Fund at 1-800-401-6672.

   You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:


   After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-0102



   Telephone: 1-202-942-8090



   Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.


                                    --------------------------------------------
                                    --------------------------------------------
                                    --------------------------------------------




OCC cash Reserves [Logo]

                                    --------------------------------------------
                                    --------------------------------------------
                                    --------------------------------------------


  o  Primary Portfolio

  o  Government Portfolio

  o  General Municipal Portfolio

  o  California Municipal Portfolio

  o  New York Municipal Portfolio

(Investment Company Act file no. 811-05731)

PROSPECTUS

 March 29, 2000

                                    --------------------------------------------
                                    --------------------------------------------
                                    --------------------------------------------

                                                                         UNIFIED
                                                                         VERSION


                            OCC CASH RESERVES, INC.
                           PROSPECTUS MARCH 29, 2000


OCC CASH RESERVES, INC. is an open-end investment company with the following investment portfolios.

                               PRIMARY PORTFOLIO

                              GOVERNMENT PORTFOLIO

                          GENERAL MUNICIPAL PORTFOLIO

                         CALIFORNIA MUNICIPAL PORTFOLIO

                          NEW YORK MUNICIPAL PORTFOLIO

     The Securities and Exchange Commission has not approved or disapproved any Portfolio's securities or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS


                                                                                                             PAGE
                                                                                                             ----

Risk/Return Summary.......................................................................................      3
Fees and Expenses of the Portfolios.......................................................................      7
Principal Investment Strategies and Related Risks.........................................................      8
Fund Management...........................................................................................     12
Shareholder Information...................................................................................     12
Dividends and Distributions...............................................................................     14
Taxes.....................................................................................................     14
Distribution Plan.........................................................................................     15
Financial Highlights......................................................................................     16
Appendix..................................................................................................     18

                               RISK/RETURN SUMMARY

INVESTMENT GOALS

Primary Portfolio.......................................  Safety of principal, liquidity and maximum current income from money market securities

Government Portfolio....................................  Safety of principal, liquidity and maximum current income from money market securities

General Municipal Portfolio.............................  Safety of principal, liquidity and maximum current income exempt from Federal income taxes from money
                                                          market securities

California Municipal Portfolio..........................  Safety of principal, liquidity and maximum current income exempt from Federal and California personal
                                                          income taxes from money market securities

New York Municipal Portfolio............................  Safety of principal, liquidity and maximum current income exempt from Federal, New York State and New York
                                                          City income taxes from money market securities
                                                          The Portfolios are money market funds.

PRINCIPAL INVESTMENT STRATEGIES

     o The Primary Portfolio invests in high quality money market securities with remaining maturities of thirteen months or less, including U.S. government securities, U.S. dollar denominated certificates of deposit and bankers acceptances, domestic or foreign commercial paper and repurchase agreements. The Primary Portfolio normally invests at least 25% of its total assets in bank obligations.

     o The Government Portfolio invests in high quality money market securities with remaining maturities of thirteen months or less including U.S. government securities and repurchase agreements.


     o The General Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less including municipal notes, short-term municipal bonds, short-term discount notes and participation interests in those securities. The Portfolio normally invests at least 80% of its total assets in municipal securities.


     o The California Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less that pay interest exempt from Federal and California personal income taxes. The Portfolio normally invests at least 80% of its total assets in California municipal securities.

     o The New York Municipal Portfolio invests in high quality municipal securities with remaining maturities of thirteen months or less that pay interest exempt from Federal, New York State and New York City income taxes. The Portfolio normally invests at least 80% of its total assets in New York municipal securities.

PRINCIPAL RISKS


     An investment in any of the Portfolios is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Portfolio seeks to preserve the value of your investment at $1.00 per share it may not do so and therefore it is possible to lose money by investing in a Portfolio. A Portfolio's yield will vary with fluctuations in available market interest rates.


     Your Portfolio's net asset value, yield and total return could be affected by:

     o Interest Rate Risk--When interest rates rise, the value of fixed income securities falls


     o Credit Risk--Issuers of debt instruments cannot make principal and/or interest payments on time


     o Market Risk--Changes in the economy in general that cause the prices of fixed income securities to fall.

     The California Municipal Portfolio concentrates in California municipal securities and the New York Municipal Portfolio concentrates in New York Municipal issuers so credit risk and market risk may be greater for those Portfolios.

BAR CHART AND PERFORMANCE TABLE


     The bar charts below show the performance of each Portfolio from year to year over the past full calendar years during the life of each Portfolio and describe the best and worst calendar quarter returns during the same periods for each Portfolio.


     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future.

                              Primary Portfolio

                                 [Bar Chart]

 1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 7.75%   5.62%   3.24%   2.42%   3.47%   5.19%   4.67%   4.88%   4.85%   4.45%




     During the periods shown in the bar chart, the highest quarterly return was 1.91% (for the quarter ended 6/30/1990) and the lowest quarterly return was 0.59% (for the quarter ended 6/30/1993).

                             Government Portfolio

                                 [Bar Chart]

         1991   1992   1993   1994   1995   1996   1997   1998   1999
         ----   ----   ----   ----   ----   ----   ----   ----   ----
         5.46%  3.06%  2.25%  3.33%  5.03%  4.47%  4.63%  4.58%  4.21%


     During the periods shown in the bar chart, the highest quarterly return was 1.88% (for the quarter ended 9/30/1990) and the lowest quarterly return was 0.55% (for the quarter ended 9/30/1993).


                         General Municipal Portfolio

                                 [Bar Chart]

         1991   1992   1993   1994   1995   1996   1997   1998   1999
         ----   ----   ----   ----   ----   ----   ----   ----   ----
         4.10%  2.52%  1.70%  2.17%  3.12%  2.51%  2.76%  2.61%  2.32%



     During the periods shown in the bar chart, the highest quarterly return was 1.11% (for the quarter ended 3/31/1991) and the lowest quarterly return was 0.39% (for the quarter ended 9/30/1993).

                        California Municipal Portfolio

                                 [Bar Chart]

            1992   1993   1994   1995   1996   1997   1998   1999
            ----   ----   ----   ----   ----   ----   ----   ----
            2.45%  1.71%  2.12%  3.10%  2.40%  2.65%  2.35%  2.08%


     During the periods shown in the bar chart, the highest quarterly return was 0.82% (for the quarter ended 6/30/1995) and the lowest quarterly return was 0.41% (for the quarter ended 6/30/1993).


                         New York Municipal Portfolio

                                 [Bar Chart]

            1992   1993   1994   1995   1996   1997   1998   1999
            ----   ----   ----   ----   ----   ----   ----   ----
            2.41%  1.62%  2.04%  3.09%  2.44%  2.68%  2.45%  2.19%


     During the periods shown in the bar chart, the highest quarterly return was 0.82% (for the quarter ended 6/30/1995) and the lowest quarterly return was 0.38% (for the quarter ended 6/30/1993).

     The table below shows the average annual returns for one and five years and for the life of each Portfolio.


                        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999

                                                                     PAST YEAR     PAST 5 YEARS      SINCE INCEPTION*
                                                                     ---------     ------------      ----------------
Primary Portfolio.................................................      4.45%           4.81%              4.66%
Government Municipal Portfolio....................................      4.21%           4.58%              4.41%
General Municipal Portfolio.......................................      2.32%           2.66%              2.89%
California Municipal Portfolio....................................      2.08%           2.51%              2.48%
New York Municipal Portfolio......................................      2.19%           2.57%              2.48%



* The Primary Portfolio began operations on December 13, 1989. Each of the Government Portfolio and the General Municipal Portfolio began operations on February 14, 1990. The California Municipal Portfolio began operations on March 20, 1991. The New York Municipal Portfolio began operations on
  April 10, 1991.


     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. For the current yield of the Portfolios, call 1-800-401-6672.

                       FEES AND EXPENSES OF THE PORTFOLIOS

     This table describes the fees and expenses that you may pay if you buy and hold shares in the Portfolios.

SHAREHOLDER FEES--FEES YOU PAY DIRECTLY

     There are no fees or sales loads charged to your account when you buy or sell shares of a Portfolio.

ANNUAL FUND OPERATING EXPENSES--EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS


                                                                                     GENERAL      CALIFORNIA   NEW YORK
                                                          PRIMARY      GOVERNMENT    MUNICIPAL    MUNICIPAL    MUNICIPAL
                                                          PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                          ---------    ----------    ---------    ---------    --------
Management Fees........................................      .41%         .50%          .49%         .50%        .50%
12b-1 (Distribution Plan) Fees.........................      .25%         .25%          .25%         .25%        .25%
Other Expenses.........................................      .16%         .20%          .19%         .16%        .21%
                                                            -----         ----         -----        -----        ----
Total Annual Fund Operating Expenses...................      .82%         .95%          .93%         .91%        .96%
                                                            -----         ----         -----        -----        ----
                                                            -----         ----         -----        -----        ----

EXAMPLE

     This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment assuming (1) 5% annual return, (2) the Portfolios' operating expenses remain the same and (3) you redeem all of your shares at the end of the period in the table.


                                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                              ------    -------    -------    --------
Primary Portfolio..........................................................    $ 84      $ 262      $ 455      $1,014
Government Portfolio.......................................................      97        303        525       1,166
General Municipal Portfolio................................................      95        296        515       1,143
California Municipal Portfolio.............................................      93        290        504       1,120
New York Municipal Portfolio...............................................      98        306        531       1,178


                PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

PRIMARY PORTFOLIO

Q What is the Portfolio's investment program?

A The Primary Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term debt obligations with remaining maturities of 13 months or less.

Q What types of securities does the Portfolio buy?

A The Primary Portfolio invests in:

     o Certificates of deposit and bankers acceptances of prime quality and interest bearing time deposits issued, guaranteed or maintained at U.S. or foreign banks having total assets of $1 billion.

     o Commercial paper and participation interests in loans made by banks to corporations.

     o Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities are called U.S. Government securities.

     o Repurchase agreements collateralized in full by U.S. Government securities.

Q What is the credit quality of the Primary Portfolio's investments?

A The Primary Portfolio invests at least 95% of its total assets in prime money market instruments. When we use the term "prime" we mean securities with a credit rating in the highest category by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having the highest rating from such a rating agency. The Primary Portfolio invests no more than 5% of its total assets in securities rated in the second highest category and not more than 1% of its total assets in any one issuer of securities rated in the second highest rating category.

Q Are the Portfolio's investments diversified?

A The Primary Portfolio will not invest more than 5% of its total assets in any one issuer. The Primary Portfolio expects to invest at least 25% of its total assets in bank obligations but otherwise will not invest more than 25% of its total assets in securities of issuers in any one industry. U.S. Government securities are not counted for the 5% limit on issuers or the 25% limit on any one industry.

GOVERNMENT PORTFOLIO

Q What is the Portfolio's investment program?

A The Government Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term
  debt obligations with remaining maturities of 13 months or less.

Q What types of securities does the Portfolio buy?

A The Government Portfolio invests in:

     o U.S. Government securities including direct obligations of the United States Treasury such as Bills, Notes and Bonds; issues of agencies and instrumentalities established by an act of Congress which have the right to borrow from the U.S. Treasury; and securities which depend solely on the issuing instrumentality for repayment.

     o Repurchase agreements collateralized in full by U.S. Government securities.

Q What is the credit quality of the Government Portfolio's investments?


A Securities backed by the full faith and credit of the U.S. Government are considered to be free of credit risk. Other securities may have somewhat greater risk.


GENERAL MUNICIPAL PORTFOLIO

Q What is the Portfolio's investment program?

A The General Municipal Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term money market securities exempt from Federal income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q What types of securities does the Portfolio buy?

A The General Municipal Portfolio invests in the following types of municipal securities:


     o Municipal notes and short term municipal bonds that either are secured by the issuer's pledge of its full faith and credit including its taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.


     o Lease obligations which are paid by money appropriated by the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.

     At least 80% of the Portfolio's total assets will be invested in municipal securities except in times of adverse market conditions when the Portfolio may invest up to 100% of its assets in taxable money market securities.

Q What is the credit quality of the General Municipal Portfolio's investments?

A The General Municipal Portfolio invests in high quality money market instruments. When we use the term "high quality" we mean securities with a credit rating in one of the two highest categories by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having one of the two highest ratings from such a rating agency. The General Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q Are the Portfolio's investments diversified?


A The General Municipal Portfolio will not invest more than 5% of its total assets in any one issuer except that for a period of three business days, up to 25% of the Portfolio's total assets may be invested in prime quality securities of a single issuer. When we use the term "prime" we mean securities with a credit rating in the highest category by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having the highest rating from such a rating agency. The General Municipal Portfolio will not invest more than 25% of its total assets in securities of issuers located in the same state or in securities whose interest is paid from revenues of similar projects. U.S. Government securities are not counted for the 5% limit on issuers or the 25% limit on similar projects.


CALIFORNIA MUNICIPAL PORTFOLIO

Q What is the Portfolio's investment program?

A The California Municipal Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term debt obligations exempt from Federal and California personal income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q What types of securities does the Portfolio buy?


A The California Municipal Portfolio invests in the following types of municipal securities:



     o Municipal notes and short term municipal bonds that either are secured by the issuer's pledge of its full faith and credit including its taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.


     o Lease obligations which are paid by money appropriated by the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.


     At least 80% of the Portfolio's total assets will be invested in California municipal securities except in times of adverse market conditions when the Portfolio may invest up to 100% of its assets in money market securities that may be subject to Federal and/or California personal income taxes.


Q What is the credit quality of the California Municipal Portfolio's investments?

A The California Municipal Portfolio invests in high quality money market instruments. When we use the term "high quality" we mean securities with a credit rating in one of the two highest categories by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having one of the two highest ratings from such a rating agency. The California Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q Are the Portfolio's investments diversified?


A The California Municipal Portfolio will not invest more than 5% of its total assets in any one issuer with respect to 75% of its total assets and will not invest more than 5% of its total assets in any one issuer that is not prime quality. See page 8 for our description of "prime." The California Municipal Portfolio will not invest more than 25% of its total assets in securities whose interest is paid from revenues of similar projects.


NEW YORK MUNICIPAL PORTFOLIO

Q What is the Portfolio's investment program?

A The New York Municipal Portfolio is a money market fund that invests in U.S.
  dollar-denominated, short term debt obligations exempt from Federal, New York State and New York City income taxes with remaining maturities of 13 months or less. The Portfolio can invest without limit in industrial development bonds. Interest on industrial development bonds is treated as an item of tax preference for purposes of the alternative minimum tax.

Q What types of securities does the Portfolio buy?


A The New York Municipal Portfolio invests in the following types of municipal securities:



     o Municipal notes and short term municipal bonds that either are secured by the issuer's pledge of its full faith and credit including its taxing power, or are payable from the revenues of a particular facility or the proceeds of a special tax, but not from the general taxing power.

     o Lease obligations which are paid by money appropriated by the legislature on a periodic basis.

     o Industrial development bonds issued by public authorities to obtain funds for privately operated facilities.


     At least 80% of the Portfolio's total assets will be invested in New York municipal securities except in times of adverse market conditions when the Portfolio may invest up to 100% of its assets in money market securities that may be subject to Federal and/or New York personal income tax.


Q What is the credit quality of the New York Municipal Portfolio's investments?

A The New York Municipal Portfolio invests in high quality money market instruments. When we use the term "high quality" we mean securities with a credit rating in one of the two highest categories by at least two established rating agencies or by one rating agency if the security is rated only by one or if the security is unrated, determined by OpCap Advisors to be equivalent to an issue having one of the two highest ratings from such a rating agency. The New York Municipal Portfolio invests no more than 5% of its total assets in industrial revenue bonds rated in the second highest category and not more than the greater of 1% of its total assets or $1 million in any one issuer of industrial revenue bonds rated in the second highest rating category.

Q Are the Portfolio's investments diversified?


A The New York Municipal Portfolio will not invest more than 5% of its total assets in any one issuer with respect to 75% of its total assets and will not invest more than 5% of its total assets in any one issuer that is not prime quality. See page 8 for our description of "prime." The New York Municipal Portfolio will not invest more than 25% of its total assets in securities whose interest is paid from revenues of similar projects.


RISKS OF THE PORTFOLIOS

Q What are the main risks of investing in the Portfolios?

A We manage the Portfolios to maintain a constant share price of $1.00 per share but there is no assurance that we will be able to do so. The U.S. Government does not guarantee or insure the shares of the Portfolios so there is some risk. The Portfolios limit their investments to securities that OpCap Advisors believes present minimal credit risk.

     There is always the risk that the issuer of a security held by a Portfolio will fail to pay interest or principal when due. We try to keep this risk low by investing only in securities rated in one of the two highest categories for short term securities or if not rated, of comparable quality.

     There is also the risk that rising interest rates will cause the value of a Portfolio's securities to decline. The short maturity of the securities held by the Portfolios reduces the potential for price fluctuation.

     The risks described above could be greater for the California Municipal Portfolio which concentrates in California issues and for the New York Municipal Portfolio which concentrates in New York issues. California and New York tax exempt securities may be affected by political, economic or other events that limit the ability of California or New York issuers to pay interest or repay principal or may depress the entire market for California or New York tax exempt securities. The General, California and New York Municipal Portfolios invest in lease obligations which are not as liquid as other municipal obligations. The Portfolios look at the following factors to determine the liquidity of a lease obligation.

     o frequency of trades and quoted prices for the obligation

     o the number of dealers willing to purchase or sell the security and the number of other potential purchasers

     o the willingness of dealers to undertake to make a market in the security

     o the nature of the marketplace trades including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

                                 FUND MANAGEMENT

     The Board of Directors of the Fund has hired OpCap Advisors to serve as manager of the Fund.


     OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $48 billion of assets under management as of January 31, 2000. The mailing address is 1345 Avenue of the Americas, New York, New York 10105.


     OpCap Advisors has been in business as an investment adviser since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

     OpCap Advisors manages the investments of the Fund and its business affairs. Employees of Oppenheimer Capital as well as employees of OpCap Advisors perform these services.


     The Portfolios of the Fund paid OpCap Advisors the following fees as a percentage of average net assets during the fiscal year ended November 30, 1999:



Primary Portfolio.......................  .41%
Government Portfolio....................  .50%
General Municipal Portfolio.............  .49%
California Municipal Portfolio..........  .50%
New York Municipal Portfolio............  .50%


                             SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

     You can buy and sell Portfolio shares without sales or redemption charges at their net asset value which is expected to be constant at $1.00. The Fund calculates net asset value per share each day that the New York Stock Exchange is open for trading at 4:00 p.m. using the amortized cost method which approximates the current market value of the Portfolio.

PURCHASE AND REDEMPTION OF SHARES

SHAREHOLDER SERVICING AGENT

     Unified Management Corporation
(800-UMC-FUND (800-862-3863)) is the shareholder servicing agent for

     o former shareholders of the AMA Family of Funds

     o clients of 225 Liberty Street Advisors, L.P.

     o former shareholders of the Unified Funds and Liquid Green Trust

     o accounts that participated or participate in a retirement plan for which Unified Investment Advisors, L.P. or one of its affiliates acts as a custodian or trustee

     o accounts for which Unified Management Corporation is the broker or dealer

OPENING ACCOUNTS--NEW INVESTMENTS

A. WHEN FUNDS ARE SENT BY WIRE (the wire method permits immediate cash credit)

   1) Telephone Unified toll-free at 800-UMC-FUND (800-862-3863). A service representative will ask you for (a) the name of the account as you wish it to be registered, (b) the address of the account, (c) your taxpayer identification number (social security number for an individual) and
      (d) the name of the Portfolio in which you wish to invest. You will then be provided with a control number.

   2) Instruct your bank to wire Federal Funds (see minimums below) exactly as follows and precisely in the order presented:

RECEIVING BANK INFORMATION:

    Fifth Third Bank (Cincinnati, OH)
     ABA#42000314

BENEFICIARY INFORMATION:

     BNF=OCC Cash Reserves

(specify Primary, Government, General Municipal, California Municipal or New York Municipal Portfolio)

     AC=71575485

OTHER BENEFICIARY INFORMATION:

     OBI=OCC Cash Reserves


Your account name         }        As registered
Your account number                with the Fund


   There is a $1,000 minimum to open a new account, except that there is no minimum for opening Individual Retirement Accounts or other retirement plans.

   3) Mail a completed Application Form to:

      Unified Management Corp.
      P.O. Box 6110
      Indianapolis, IN 46206-6110
      for other than U.S. Postal Service mail:

      Unified Management Corp.
      431 North Pennsylvania Street
      Indianapolis, IN 46204-1806

B. WHEN FUNDS ARE SENT BY CHECK

   1) Complete the New Account Application

   2) Mail the completed Application along with your check, money order or Federal Reserve bank draft (see minimums under A(2) above) payable to the OCC Cash Reserves Portfolio you have selected, to the address in A(3) above.

C. BY EXCHANGE

   1) By Mail--Send a written request to the address in A(3) above. Sign the request exactly as your name appears on the account registration. (For joint accounts, all owners must sign.) Be certain your request meets the minimum for a new account and that the amount remaining in the Fund from which you are exchanging also exceeds its minimum.

   2) By Telephone--Call Unified at 800-UMC-FUND (800-862-3863).

SUBSEQUENT INVESTMENTS (Purchases)

A. INVESTMENTS BY WIRE (to obtain immediate credit)

   Instruct your bank to wire Federal Funds (minimum $1000) as in A(2) above.

B. INVESTMENTS BY CHECK

   Mail your check, money order or Federal Reserve bank draft (minimum $100), payable to the appropriate OCC Portfolio, to the address in A(3) above, along with the remittance portion of your last account statement or letter of instruction. Include your account name, account number and Portfolio name on the front of your check, money order or draft.

C. BY EXCHANGE

   Follow instructions under C, above. There is no minimum for systematic exchanges established for dollar cost averaging purposes.

WITHDRAWALS (Redemptions)

A. WITHDRAWALS BY TELEPHONE (requires pre-arrangement; call 800-UMC-FUND (800-862-3863) for information)

   Telephone Unified toll-free at 800-UMC-FUND (800-862-3863) or at 317-634-3300 (not toll-free) and place your redemption request with the service representative. You may request that your redemption proceeds be sent via wire or ACH to your previously-designated bank account or that a check be mailed to you. Wires will be sent to your bank and checks will be mailed to you on the next Indiana business day following receipt of your request. Unified may charge a fee for wire redemptions. Monies sent via ACH take approximately two business days to reach your bank.

B. WITHDRAWALS BY CHECKWRITING

   Under the Fund's Regular Checkwriting Service, you may write checks made payable to any payee in any amount of $250 or more. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment.

   Please do not use the checkwriting service to close out your OCC account, as the balance of your account will continue to increase via daily dividends until the check is presented for payment. Unified reserves the right to impose a charge for certain check services such as checks returned unpaid for insufficient funds or for checks on which you have placed a stop order.

C. WITHDRAWALS BY MAIL

   Submit a written request for any amount to Unified at the address in A(3) above. Include your account name as registered and your account number. Sign the request exactly as your name appears on the registration. (For joint accounts, all owners must sign.)

REDEMPTIONS OVER $250,000

     If in any 90 day period, you redeem more than $250,000 or your sale amounts to more than 1% of a Portfolio's net assets, the Portfolio has the right to pay the difference between the redemption amount and the lesser of $250,000 or 1% of the Portfolio's net assets with securities from the Portfolio.

OBTAINING AN APPLICATION FORM--ASSISTANCE

     If you wish to obtain an Application Form, or if you have any questions about the Form, purchasing shares, or other Fund procedures, please telephone the Fund toll-free at 800-UMC-FUND (800-862-3863).

     If your account with the Fund is to be maintained through a brokerage firm or other institution, do not fill out the Application Form or the Signature Card. Instead, contact your account representative at such institution.

     Institutions may charge a fee for providing such assistance.

                           DIVIDENDS AND DISTRIBUTIONS

     Net investment income is accrued daily and paid into shareholders accounts monthly. Dividends are automatically reinvested in additional shares unless we receive different instructions from you.

                                      TAXES

     In January you will be sent a statement indicating the tax status of any dividends paid to you for the previous calendar year. Since the Portfolios are managed to maintain a constant share price, we do not expect the Portfolios to make significant capital gain distributions.

     We anticipate that at least 80% of the annual income of the General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolios will be exempt from federal income taxes (but not from the alternative minimum tax) and from California income taxes in the case of the California Municipal Portfolio and from New York State and New York City income taxes in the case of the New York Municipal Portfolio. The General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolio can invest in industrial development bonds and other private activity bonds so a portion of the distributions from those Portfolios may be treated as a tax preference item for shareholders subject to the alternative minimum tax. This tax information is general. You should consult your own tax adviser with respect to your own tax situation.




DISTRIBUTION PLAN



     The Fund has adopted a Distribution Assistance and Administrative Services Plan that allows each Portfolio to pay OpCap Advisors .25 of 1% of the Portfolio's average daily net assets. OpCap Advisors pays these fees to broker-dealers, banks and other financial institutions for distribution assistance and for administrative services provided to shareholders. Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


     The financial highlights table is intended to help you understand the Portfolios' financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions).
This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolios' financial statements, are included in the Fund's Statement of Additional Information, which is available upon request.



                                                              INCOME FROM
                                                         INVESTMENT OPERATIONS
                                           -------------------------------------------------
                                                                       NET         TOTAL       DIVIDENDS TO
                                           NET ASSET                REALIZED       INCOME      SHAREHOLDERS   NET ASSET
                                           VALUE,        NET        GAIN (LOSS)     FROM        FROM NET      VALUE,
                                           BEGINNING   INVESTMENT      ON         INVESTMENT   INVESTMENT       END       TOTAL
                                           OF YEAR      INCOME      INVESTMENTS   OPERATIONS     INCOME       OF YEAR     RETURN*
PRIMARY PORTFOLIO
Year ended November 30,
1999.......................................   $1.00      $ 0.04       $  0.00       $ 0.04       $  (0.04)      $1.00       4.41%
1998.......................................    1.00        0.05          0.00         0.05          (0.05)       1.00       4.90%
1997.......................................    1.00        0.05         (0.00)        0.05          (0.05)       1.00       4.85%
1996.......................................    1.00        0.05         (0.00)        0.05          (0.05)       1.00       4.69%
1995.......................................    1.00        0.05          0.00         0.05          (0.05)       1.00       5.19%

GOVERNMENT PORTFOLIO
Year ended November 30,
1999.......................................   $1.00      $ 0.04       $  0.00       $ 0.04       $  (0.04)      $1.00       4.17%
1998.......................................    1.00        0.05          0.00         0.05          (0.05)       1.00       4.63%
1997.......................................    1.00        0.05         (0.00)        0.05          (0.05)       1.00       4.60%
1996.......................................    1.00        0.04         (0.00)        0.04          (0.04)       1.00       4.51%
1995.......................................    1.00        0.05          0.00         0.05          (0.05)       1.00       5.02%


                                                                   RATIOS TO
                                                                  AVERAGE NET
                                                                    ASSETS
                                             NET ASSETS,   -------------------------
                                               END OF                       NET
                                                YEAR         NET          INVESTMENT
                                             (MILLIONS)    EXPENSES(2)    INCOME
PRIMARY PORTFOLIO
Year ended November 30,
1999.......................................   $ 2,463.3        0.82%         4.32%
1998.......................................     2,572.4        0.83%         4.78%
1997.......................................     2,166.6        0.85%         4.75%
1996.......................................     1,712.6        0.91%         4.60%
1995.......................................     1,671.1        0.94%         5.07%

GOVERNMENT PORTFOLIO
Year ended November 30,
1999.......................................   $    84.0        0.95%         4.09%
1998.......................................       112.1        0.98%(1)      4.53%(1)
1997.......................................       100.0        0.98%(1)      4.51%(1)
1996.......................................       101.1        1.00%(1)      4.41%(1)
1995.......................................       108.6        1.00%(1)      4.91%(1)


------------------

(1) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net expenses to average net assets and the ratios of net investment income to average net assets would have been 0.99% and 4.52%, respectively, for the year ended November 30, 1998, 0.99% and 4.50%, for the year ended
    November 30, 1997, 1.00% and 4.41%, respectively, for the year ended November 30, 1996, and 1.02% and 4.89%, respectively, for the year ended November 30, 1995.



(2) Inclusive of expenses offset by earnings credits.



 * Assumes reinvestment of all dividends.

                                                              INCOME FROM
                                                         INVESTMENT OPERATIONS
                                                 -------------------------------------
                                                                 NET         TOTAL       DIVIDENDS TO
                                     NET ASSET                REALIZED       INCOME      SHAREHOLDERS    CAPITAL        NET ASSET
                                     VALUE,        NET        GAIN (LOSS)     FROM       FROM NET       CONTRIBUTION    VALUE,
                                     BEGINNING   INVESTMENT      ON         INVESTMENT   INVESTMENT     BY INVESTMENT     END
                                     OF YEAR      INCOME      INVESTMENTS   OPERATIONS    INCOME         ADVISER        OF YEAR
GENERAL MUNICIPAL PORTFOLIO
Year ended November 30,
1999.................................   $1.00      $ 0.02       $ (0.00)      $ 0.02        $(0.02)            --         $1.00
1998.................................    1.00        0.03         (0.00)        0.03         (0.03)            --          1.00
1997.................................    1.00        0.03         (0.00)        0.03         (0.03)            --          1.00
1996.................................    1.00        0.03          0.00         0.03         (0.03)            --          1.00
1995.................................    1.00        0.03          0.00         0.03         (0.03)            --          1.00

CALIFORNIA MUNICIPAL PORTFOLIO
Year ended November 30,
1999.................................   $1.00      $ 0.02       $    --       $ 0.02        $(0.02)            --         $1.00
1998.................................    1.00        0.02            --         0.02         (0.02)            --          1.00
1997.................................    1.00        0.03         (0.00)        0.03         (0.03)            --          1.00
1996.................................    1.00        0.02            --         0.02         (0.02)            --          1.00
1995.................................    1.00        0.03         (0.01)        0.02         (0.03)         $0.01          1.00

NEW YORK MUNICIPAL PORTFOLIO
Year ended November 30,
1999.................................   $1.00      $ 0.02         $0.00       $ 0.02        $(0.02)            --         $1.00
1998.................................    1.00        0.03            --         0.03         (0.03)            --          1.00
1997.................................    1.00        0.03         (0.00)        0.03         (0.03)            --          1.00
1996.................................    1.00        0.03            --         0.03         (0.03)            --          1.00
1995.................................    1.00        0.03          0.00         0.03         (0.03)            --          1.00


                                                                         RATIOS TO
                                                                        AVERAGE NET
                                                                          ASSETS
                                                   NET ASSETS,   -------------------------
                                                    END OF                        NET
                                       TOTAL         YEAR          NET          INVESTMENT
                                       RETURN*     (MILLIONS)    EXPENSES(4)    INCOME
GENERAL MUNICIPAL PORTFOLIO
Year ended November 30,
1999.................................    2.29%       $ 120.0         0.93%         2.26%
1998.................................    2.66%         171.8         0.92%         2.62%
1997.................................    2.74%         137.0         0.96%(1)      2.70%(1)
1996.................................    2.56%         122.3         0.99%(1)      2.53%(1)
1995.................................    3.11%         116.0         0.93%(1)      3.07%(1)

CALIFORNIA MUNICIPAL PORTFOLIO
Year ended November 30,
1999.................................    2.06%         $66.5         0.91%         2.03%
1998.................................    2.39%          70.4         0.95%         2.36%
1997.................................    2.68%          55.7         0.90%(2)      2.64%(2)
1996.................................    2.42%          53.4         0.85%(2)      2.42%(2)
1995.................................    3.10%          75.9         0.82%(2)      3.05%(2)

NEW YORK MUNICIPAL PORTFOLIO
Year ended November 30,
1999.................................    2.16%         $55.3         0.96%         2.11%
1998.................................    2.50%          84.1         0.98%         2.46%
1997.................................    2.66%          73.2         0.98%(3)      2.63%(3)
1996.................................    2.50%          60.0         0.97%(3)      2.45%(3)
1995.................................    3.07%          52.3         0.79%(3)      3.02%(3)


------------------

(1) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net expenses to average net assets and the ratios of net investment income to average net assets would have been 0.96% and 2.70%, respectively, for the year ended November 30, 1997, 0.99% and 2.53%, respectively, for the year ended November 30, 1996, and 1.02% and 2.98%, respectively, for the year ended November 30, 1995.


(2) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net expenses to average net assets and the ratios of net investment income to average net assets would have been 0.96% and 2.58%, respectively, for the year ended November 30, 1997, 0.97% and 2.30%, respectively, for the year ended November 30, 1996, and 0.95% and 2.92%, respectively, for the year ended November 30, 1995.


(3) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net expenses to average net assets and the ratios of net investment income to average net assets would have been 0.99% and 2.62%, respectively, for the year ended November 30, 1997, 0.98% and 2.44%, respectively, for the year ended November 30, 1996, and 1.00% and 2.81%, respectively, for the year ended November 30, 1995.


(4) Inclusive of expenses offset by earnings credits.


 * Assumes reinvestment of all dividends.

                                    APPENDIX

     THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST ASSETS OF THE PORTFOLIOS.

PRIMARY PORTFOLIO

  Certificates of Deposit

     Receipts for funds deposited at banks that guarantee a fixed interest rate over a specified time period.

  Commercial Paper

     Unsecured promissory notes that corporations issue to finance current operations and other expenditures.

  Repurchase Agreements

     Contracts that require one party to repurchase securities at a fixed price on a designated date.

  Banker's Acceptances

     Bank-issued commitments to pay for merchandise sold in the import/export market.

GENERAL MUNICIPAL, CALIFORNIA MUNICIPAL AND NEW YORK MUNICIPAL PORTFOLIOS

  Variable Rate Obligations

     Interest rates are adjusted periodically to market rates. Value of these securities is less affected by changes in interest rates than fixed coupon securities.

  Put Bonds

     Tax-exempt securities which may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity.

  Municipal Lease Obligations

     Some lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for the purchase on a yearly basis.


     We attempt to invest at least 90% of each Portfolio's net assets in securities that are liquid which means securities that can be disposed of in the ordinary course of business, seven days or less, at approximately the value at which the Portfolio has valued the securities. We may invest up to 10% of each Portfolio's net assets in securities we believe are illiquid. In determining the liquidity of a lease obligation we consider these factors: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential purchases;
(3) the willingness of dealers to make a market in the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

                      [This page intentionally left blank]

   For investors who want more information about the Portfolios, the following documents are available free upon request:

   ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

   STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

   The SAI and the Portfolios' annual and semi-annual reports are available without charge upon request to your broker or by calling the Fund at 1-800-862-3863.

   You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:


   After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-0102



   Telephone:



1-202-942-8090



   Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.


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                           OCC cash reserves [Logo]

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  o  Primary Portfolio

  o  Government Portfolio

  o  General Municipal Portfolio

  o  California Municipal Portfolio

  o  New York Municipal Portfolio

(Investment Company Act file no. 811-05731)
 Offered through Unified Management Corporation
 431 N. Pennsylvania St.
 Indianapolis, IN 46204-1806


PROSPECTUS
 March 29, 2000

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                       Statement of Additional Information


                             OCC CASH RESERVES, INC.

                               - Primary Portfolio

                             - Government Portfolio

                          - General Municipal Portfolio

                        - California Municipal Portfolio

                         - New York Municipal Portfolio


                           1345 Avenue of the Americas
                          New York, New York 10105-4800
                                 (800) 401-6672


This Statement of Additional Information (the "Additional Statement") is not a Prospectus. Investors should understand that this Additional Statement should be read in conjunction with the Prospectus for OCC Cash Reserves, Inc. (the "Fund") dated March 29, 2000 Prospectuses may be obtained by contacting the Fund.



            The date of this Additional Statement is March 29, 2000.


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                                TABLE OF CONTENTS


INVESTMENT OF THE FUND'S ASSETS......................................3


SPECIAL CONSIDERATIONS REGARDING NEW YORK MUNICIPAL OBLIGATIONS......9


SPECIAL CONSIDERATIONS REGARDING CALIFORNIA MUNICIPAL OBLIGATIONS...18


INVESTMENT RESTRICTIONS.............................................33


DIRECTORS AND OFFICERS..............................................34


PRINCIPAL HOLDERS OF SECURITIES.....................................39


INVESTMENT MANAGEMENT AND OTHER SERVICES............................39


DETERMINATION OF NET ASSET VALUE....................................44


CAPITAL STOCK.......................................................45


TAXES...............................................................45


PERFORMANCE DATA....................................................48


ADDITIONAL INFORMATION..............................................51


APPENDIX...........................................................A-1


Financial Statements...............................................B-1








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                         INVESTMENT OF THE FUND'S ASSETS

         The Fund is an open-end management investment company with five portfolios, each of which is diversified. The investment objective and policies of each portfolio of the Fund (the "Portfolio(s)") are described in the applicable prospectus for the Portfolio. A further description of the Portfolios' investments and investment methods appears below.

U.S. Government Securities. U.S. Government Securities (i.e., obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) include securities issued by the U.S. Government, which in turn include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which mature more than one year after the date they are issued and less than ten years after the date they are issued) and Treasury Bonds (which mature more than ten years after the date they are issued). All Treasury securities are backed by the full faith and credit of the United States Government. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Services Administration, Bank for Cooperatives, Federal Home Loan Banks, Federal Home Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Student Loan Marketing Association, Maritime Administration, the Tennessee Valley Authority and the District of Columbia Advisory Board. Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association ("Fannie Mae"), are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States Government in the event that the agency or instrumentality does not meet its commitment.

Time Deposits and Commercial Paper. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 10% limit on illiquid investments set forth in the Prospectus for each Portfolio.

         Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfolios will consist only of direct obligations issued by domestic and foreign entities which, at the time of their purchase (a) have received a short-term rating in one of the two highest short-term rating categories by two of the following nationally recognized statistical rating organizations ("NRSROs") (or if only one NRSRO has issued a rating at the time the Fund purchases or rolls over the security, that NRSRO): Moody's Investors Service, Inc. ("Moodys"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps, Inc. ("Duff & Phelps"), Thomson BankWatch, Inc. and with

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respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers' parent companies, and bank-supported debt, IBCA Limited and its affiliate, IBCA Inc. or (b) if unrated, determined by OpCap Advisors (the "Advisor") under guidelines established by the Board of Directors ("Board") to be of comparable quality to those rated obligations which may be purchased by the Portfolios. The other corporate obligations in which the Portfolios may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount demand notes) issued by domestic and foreign corporations.

         The commercial paper obligations which the Portfolios buy are unsecured and include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a fund, as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the Master Note. The issuer may prepay at any time and without penalty any part of, or the full amount of, the principal balance outstanding under the Master Note. The Master Note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus for each Portfolio, there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Advisor will, subject to policies established by the Board of Directors of the Fund, consider and monitor on a continuous basis the ratings, earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. A Portfolio will not invest more than 5% of its total assets in such variable rate notes.

Bank Obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. A Portfolio may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess will not be insured. Insured bank obligations have limited marketability and the Portfolios will not limit investment in banks to the insured amount. Unless the Board of Directors determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 10% limit for illiquid investments unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Municipal Securities. The General Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio (collectively the "Municipal Portfolios") invest primarily in tax-exempt securities. "Municipal Securities" refers to debt obligations issued by a state and its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and by territories and possessions of the U.S. the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (i) California personal income

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taxes in the case of the California Municipal Portfolio, or (ii) New York State
and New York City income taxes in the case of the New York Municipal Portfolio. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations or obtaining funds for general operating expenses. Short-term Municipal Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of collections, revenue receipts, or bond sales to finance such public purposes. In addition, certain types of "private activity" bonds may be issued by public authorities to finance privately operated housing facilities, and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal, student loans, or the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. Such obligations are considered as Municipal Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (i) California personal income taxes in the case of the California Municipal Portfolio or (ii) New York State and New York City income taxes in the case of the New York Municipal Portfolio. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, constitute Municipal Securities, although the current federal laws place substantial limitations on the size of such issues. Municipal Securities also include short-term discount notes (tax-exempt commercial paper), which are promissory notes issued by municipalities to enhance their cash flows.

Participation Interests. The Municipal Portfolios may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of actual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on the certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will be exempt from federal income tax (and in the case of the California and New York Municipal Portfolios applicable State and local tax) to the same extent as interest on the Municipal Securities. The Portfolio may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantees of the selling bank and have "put" provisions allowing the Portfolio to compel the seller of the interest to purchase it on pre-determined terms. The selling bank may receive a fee from the Fund in connection with the arrangement. A Municipal Portfolio will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Municipal Securities in which it holds such participation interests is exempt from federal income tax and (i) California personal income tax in the case of the California Municipal Portfolio or (ii) New York State and New York City income tax in the case of the New York Municipal Portfolio. The Municipal Portfolios do not expect to invest more than 5% of their respective total assets in participation interests.

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Loan Participations. The Primary Portfolio may invest in short-term loan participations pursuant to agreements between the Fund and commercial banks which have been approved by the Board of Directors. Generally, these short-term loans have maturities ranging between fourteen days and six months (the Fund will not purchase any participation having maturities of longer than one year) and bear interest at a fixed rate payable at maturity. Loan participations do not provide recourse to the selling banks but are solely the obligation of the borrower, although the bank will have continuing responsibility for administering the loan, collecting payment at maturity and passing funds on to the Fund as they are received for which it receives a fee. The Fund will only participate in loans to companies whose outstanding securities and commercial paper are of a quality permissible for investment by the Fund. Loan participations are evidenced by non-negotiable Participation Certificates.

Stand-by Commitments. The Municipal Portfolios have the authority to acquire stand-by commitments from banks and broker-dealers in connection with the purchase of Municipal Securities. A stand-by commitment may be considered a security independent of the Municipal Security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Municipal Security to a third party at any time. Each Portfolio anticipates that stand-by commitments generally will be available without the payment of direct or indirect consideration. The Portfolios do not expect to assign any value to stand-by commitments.

Tender Option Bonds. The Municipal Portfolios may invest in long-term tax-exempt fixed rate instruments that have been converted into short-term tax-exempt variable rate demand instruments ("tender option bonds") by virtue of certain third party demand features. Tender option bonds are tax-exempt bonds with maturities of 5 to 25 years that bear interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that have been coupled with the agreement of a third party such as a bank pursuant to which such institution grants bondholders the option at periodic intervals (usually every six months but in no event less than every twelve months) to tender (put) their bonds to the institution and receive the face value thereof. Holders of tender option bonds are assessed periodic variable tender fees by the institution. Such fees are established for each tender period at a rate equal to the difference between the bonds' fixed coupon rate and the rate as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the tender option bonds to trade at par on the date of such determination. The purchase by the Municipal Portfolios of tender option bonds must comply with certain conditions established by the Securities and Exchange Commission.

Forward Commitments. The Portfolios may purchase money market securities on a forward commitment basis, which means that delivery and payment for such securities normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Portfolios will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. The Portfolios will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

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When-Issued Securities. The Portfolios may take advantage of offerings of eligible portfolio securities on a "when-issued" basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on municipal securities occurs within one month of the transaction date and settlement in U.S. Government Securities takes place within ten days. A Portfolio will only make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or a loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of a Portfolio's net assets would be so committed.

Repurchase Agreements. Each Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually from day to day and seldom for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price and time, thereby establishing a fixed investment return during the Portfolio's holding period which is not subject to market fluctuations. The Portfolios will enter into repurchase agreements with primary dealers in U.S. Government securities as designated by the Federal Reserve Bank of New York or their subsidiaries or with the Fund's custodian. Under each repurchase agreement, the selling institution will be required to provide, as collateral, securities subject to such repurchase agreement whose market value is not less than the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the selling institution, including costs of disposing of such securities and any loss resulting from delays or restrictions upon a Portfolio's ability to dispose of the underlying securities. The Advisor considers the creditworthiness of those dealers with which the Fund enters into repurchase agreements and monitors on an ongoing basis the value of securities subject to repurchase agreements to ensure that such value is maintained at the required level.

         The Portfolios may also enter into reverse repurchase agreements which involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Under normal circumstances there should be no need to enter into reverse repurchase agreements.

Illiquid Investments. The Advisor will not make investments as to which there exists the possibility of limited liquidity if thereafter more than 10% of the total assets of any Portfolio would consist of such investments. Such investments include (i) repurchase agreements maturing in more than seven days;
(ii) fixed time deposits subject to withdrawal penalties, other than overnight deposits; (iii) restricted securities, i.e., securities which cannot be sold freely due to legal or contractual restrictions on resale (the Fund does not expect to own such securities); (iv) securities and other assets for which a bona fide market does not exist at the time of purchase or subsequent valuation;
(v) insured bank obligations, unless the Board of Directors determines that a readily available market exists for such obligations; (vi) participation interest in loans extended by banks; (vii) variable rate obligations for which there is no readily available market; and (viii) securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, but not including certain

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certificates of deposits of major foreign banks, banker's acceptances of major foreign banks and high quality commercial paper of major foreign issuers for which the Board of Directors determines that a readily available market exists. Notwithstanding the foregoing, obligations payable at principal amount plus accrued interest on or within seven days after demand are not included with the 10% limitation.

Obligations of Foreign Banks and Foreign Branches of U.S. Banks. Each Portfolio may invest in U.S. dollar-denominated securities of foreign banks, their branches and foreign branches of U.S. banks which are rated in one of the two highest rating categories or which are deemed to be of comparable quality, as determined by the Board of Directors. To the extent a Portfolio makes such investments, it will be subject to additional investment risks which differ from those incurred by an investment company that invests only in debt obligations of domestic U.S. banks. Such risks include political and economic developments of the country in which the bank or branch is located, possible imposition of withholding taxes on interest payable on the securities, possible seizure or nationalization of foreign deposits and the possible establishment of exchange control regulations or the adoption of other governmental restrictions that might affect the payment of principal and interest on such securities. Additionally, not all of the U.S. Federal and state banking laws and regulations applicable to domestic banks relating to maintenance of reserves (which are often lower), loan limits and promotion of financial soundness apply to foreign branches of domestic banks, and none of the laws and regulations apply to foreign banks. There may be greater difficulty in commencing legal action against foreign issuers than against U.S. issuers of securities.

Risks. No Portfolio will make investments with the objective of capital growth. However, the market value of the securities held by the Portfolios, including U.S. Government Securities, may be affected by changes in general interest rates. Because the current market value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, the market value of that security would normally decline. Conversely, should interest rates decrease after a security is purchased, its market value would rise. However, those fluctuations in market value will not generally result in realized gains or losses to the Portfolios since the Portfolios do not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. To a limited degree, the Portfolios may engage in short-term trading to attempt to take advantage of short-term variations, or may dispose of a portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, the Portfolio believes such disposition advisable or if it needs to generate cash to satisfy redemptions. In such cases, the Portfolios may realize a capital gain or loss. The securities in which the Portfolios will invest may not earn as high a level of current income as longer-term or lower-quality securities, which generally have less liquidity, greater market risk and more fluctuation in market value. Securities in which the Portfolios may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest or both or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result

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of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their securities may be materially affected.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. Federal legislation limits the types and amounts of tax-exempt bonds issuable for certain purposes, especially for industrial development bonds and other types of so-called "private activity bonds." Such limits may affect the future supply and yields of these types of Municipal Securities. Further proposals limiting the issuance of Municipal Securities may well be introduced in the future. If it appeared that the availability of Municipal Securities and the value of that Portfolio could be materially affected by such changes in law, the Board of Directors would reevaluate its investment objective and policies and consider changes in the structure of that Portfolio or its dissolution. Any changes in basic investment objective or fundamental investment policies of any of the Portfolios must be approved by that Portfolio's shareholders before being effected.


                        SPECIAL CONSIDERATIONS REGARDING
                         NEW YORK MUNICIPAL OBLIGATIONS

         Since the New York Municipal Portfolio concentrates its investments in New York tax-exempt securities, the Portfolio is significantly affected by any political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have experienced serious financial difficulties in recent years. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations.

         The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its Agencies and Authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that Agencies, Authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of the Agencies or Authorities suffers serious financial difficulty, both the ability of the State, the City, the State's political subdivisions, the Agencies and the Authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities are adversely affected.

         Over the long term, the State and City face potential economic problems. The City accounts for a large portion of the State's population and personal income, and the City's financial health affects the State in numerous ways. The City continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.

         The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. Such factors can be very complex, may

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vary from fiscal year to fiscal year and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal Government, that are not under the control of the State.

         The following summary information on risk factors in concentrating in New York municipal obligations is based on the State's Annual Information Statement, dated August 24, 1999, as supplemented on October 20, 1999 and as updated on February 2, 2000, and on publicly available official statements relating to offerings of the City of municipal securities on or prior to November 3, 1999, and it does not purport to be a complete description of the considerations contained therein. No representation is made as to the accuracy of such information.

         During the mid-1970's New York State, some of its agencies, instrumentalities and public benefit corporations, and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in ameliorating the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York Municipal Obligations in which the Fund invests.

         New York City. The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, New York City experienced job losses in 1990 and 1991 and real Gross City Product (GCP) fell in those two years. For the 1992 fiscal year, the City closed a projected budget gap of $3.3 billion in order to achieve a balanced budget as required by the laws of the State. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during calendar year 1994, economic growth slowed in 1995 and thereafter improved commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. Overall, the City's economic improvement accelerated significantly in 1997 and 1998. Much of the increase can be traced to the performance of the securities industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment higher than previously forecasted. The City's current financial plan assumes that, after strong growth in 1998-1999, moderate economic growth will exist through calendar year 2003, with moderate job growth and wage increases.

         For each of the 1981 through 1999 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP") after discretionary and other transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

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         2000-2003 New York City Financial Plan. The Mayor is responsible for preparing the City's four-year financial plan including the current financial plan for the 2000 through 2003 fiscal years (the "2000-2003 Financial Plan," the "Financial Plan" or "City Plan").

         The Financial Plan projects revenues and expenditures for the 2000 fiscal year balanced in accordance with GAAP and projects gaps of $1.8 billion, $1.9 billion and $1.8 billion for the years 2001 through 2003, respectively. The Financial Plan takes into account an increase in projected tax revenues in fiscal years 2000 through 2003; projected resources in fiscal years 2000 through 2003, respectively, from the receipt by the City of funds from the settlement of litigation with the leading cigarette companies; a reduction in the assumed collection of projected rent payments for the City"s airports and a delay in the receipt of such payments from fiscal year 2000 to fiscal year 2001; net increases in spending in fiscal years 2000 through 2003, including spending for Medicaid, education initiatives, anti-smoking programs, employee fringe benefit costs, and other agency programs. In addition, the Financial Plan includes a proposed discretionary transfer in fiscal year 2000 to pay debt service due in fiscal year 2001 totaling $429 million, and a proposed discretionary transfer in fiscal year 2001 to pay debt service due in fiscal year 2002 totaling $345 million.

         The Financial Plan is based on numerous assumptions, including the condition of the City"s and the region"s economies and modest employment growth and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2000 through 2003 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City"s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of the Health and Hospitals Corporation, the Board of Education and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure.

         On July 14, 1999, the City Comptroller issued a report which projected a surplus for fiscal year 2000 of between $223 million and $891 million. In addition, the report projected budget gaps of between $1.8 billion and $3.5 billion, $1.7 billion and $3.6 billion, and $1.7 billion and $4.1 billion in fiscal years 2001 through 2003, respectively. The report further noted that the City Comptroller's forecast is contingent on the continued growth of the City economy and that the fear of renewed inflationary pressures has created uncertainty in the bond market which may dampen economic growth in the future.

         The City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that, in future years, State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

         The City projections set forth in the City Plan are based on various assumptions and contingencies which are uncertain and which may not materialize.

         Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 2000 through 2003 contemplates the issuance of $7.449 billion of general obligation bonds and $3.35 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority"). In addition, the City Plan anticipates access to approximately $2.4 billion in financing capacity of TSASC, Inc. ("TSASC"), which will issue debt secured by revenues derived from the settlement of litigation with tobacco companies selling cigarettes in the United States. The Finance Authority and TSASC were created to assist the City in its capital program while keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, New York City Municipal Water Finance Authority (the "Water Authority"), Finance Authority, TSASC and other bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation debt, as well as debt of the Water Authority, Finance Authority and TSASC. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

         The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecasted in the City Plan.

         Ratings. Moody's, S&P and Fitch IBCA, Inc. ("Fitch") currently rate the City's outstanding general obligation bonds A3, A" and A, respectively. Such ratings reflect only the views of Moody's, S&P and Fitch from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the Bonds. On July 10, 1995, S&P revised its rating of City bonds downward to BBB+. On July 16, 1998, S&P revised its rating of City bonds upward to A". Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. On March 8, 1999, Fitch revised its rating of City bonds upward to A.

         Outstanding Net Indebtedness. As of September 30, 1999, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $26.15 billion and $2.846 billion of outstanding net long-term debt.

         Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted which are incidental to performing routine governmental and other functions. This litigation includes, but is not limited to actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, of the proceedings and claims brought against the City are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the Financial Plan. The Financial Plan includes provisions for judgments and claims of $393 million, $407 million, $429 million and $448 million for the 2000 through 2003 fiscal years, respectively. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1999 amounted to approximately $3.5 billion.

         New York State. Recent Developments. The national economy has maintained a robust rate of growth, during the past six quarters as the expansion, which is well into its ninth year, continues. The national expansion, if it continues through February 2000, will be the longest on record. Since early 1992, approximately 19 million jobs have been added nationally. Output growth has averaged 3.2 percent over this period, essentially the same as the
3.3 percent average annual growth during the post-World War II period. The State economy has also continued to expand, with over 600,000 jobs added since late 1992. Employment growth has been slower than in the nation during this period, although the State's relative performance has improved in the last two years. Growth in average wages in New York has generally outperformed the nation, while growth in personal income per capita has kept pace with the nation.

         The forecast for continued growth, and any resultant impact on the 1999-2000 New York State Financial Plan (the "State Plan"), contains some uncertainties. Stronger-than-expected gains in employment and wages could lead to unanticipated strong growth in consumer spending. Also, improvements in foreign economies may be weaker than expected and therefore, may have unanticipated effects on the domestic economy. The inflation rate may differ significantly from expectations due to the conflicting impacts of a tight labor market and improved productivity growth as well as to the future direction and magnitude of fluctuations of oil prices. In addition, the State economic forecast could over-or-under-estimate the level of future bonus payments, financial sector profits or inflation growth, resulting in unexpected economic impacts. Similarly, the State forecast could fail to correctly estimate the amount of employment change in the banking, financial and other business service sectors as well as the direction of employment change that is likely to accompany telecommunications and energy deregulation.

         The 1999-2000 Fiscal Year. The 1999-2000 Financial Plan projects a closing balance of $2.85 billion in the General Fund. Total receipts and transfers from other funds are projected to reach $39.31 billion, an increase of over $2.57 billion from the prior fiscal year, and disbursements and transfers to other funds are projected to be $37.36 billion, an increase of $868 million from the total disbursed in the prior fiscal year.

         As a result of the late budget, the State issued its Annual Information Statement and the first of the three required quarterly updates (the"First Quarterly Update") to the State Plan on August 24, 1999. The State issued its second quarterly update to the State Plan (the "Mid-Year Update") on October 29, 1999. The Mid-Year Update projected continued balance in the State's 1999-2000 Financial Plan with estimated receipts and transfers of $39.32 Billion, increased by $15 million as compared to the First Quarterly Update. The State also lowered its disbursement projections by $10 million, with total disbursements of $37.35 billion expected for the current fiscal year. The additional receipts and lower disbursements increased the State's projected cash-basis surplus by $25 million over the First Quarterly Update. The State earmarked the additional resources for the Contingency Reserve Fund. The State Plan projected a closing balance in the General Fund of $2.87 billion. The balance was comprised of $1.82 billion reserved to finance already-enacted tax cuts, $473 million in the Tax Stabilization Reserve Fund, $250 million in the Debt Reduction Reserve Fund, $132 million in the Contingency Reserve Fund (after the proposed deposit of $25 million) and $200 million in the Community Projects Fund.

         The State issued its Third Quarterly Update to the 1999-2000 Financial Plan on January 11, 2000, in conjunction with the release of the 2000-01 Executive Budget. On January 31, 2000, the Governor submitted amendments to his 2000-01 Executive Budget as permitted by law. Accordingly, the State published a revised Financial Plan on January 31, 2000 that reflects the impact of the Governor's amendments. The State revised the cash-basis 1999-2000 State Financial Plan on January 11, 2000, with the release of the 2000-01 Executive Budget. The State updated the Financial Plan on January 31, 2000 to reflect the Governor's amendments to his Executive Budget. After these changes, the Division of the Budget (the "DoB") now expects the State to close the 1999-2000 fiscal year with an available cash surplus of $758 million in the General Fund, an increase of $733 million over the surplus estimate in the Mid-Year Update. The larger projected surplus derives from $499 million in net higher projected receipts and $259 million in net lower estimated disbursements. The DoB revised both its projected receipts and disbursements based on a review of actual operating results through December 1999, as well as an analysis of underlying economic and programmatic trends it believes may affect the Financial Plan for the balance of the year. The State plans to use the entire $758 million surplus to make additional deposits to reserve funds. At the close of the current fiscal year, the State expects to deposit $75 million from the surplus into the State's Tax Stabilization Reserve Fund. In the 2000-01 Executive Budget, as amended, the Governor is proposing to use the remaining $683 million from the 1999-2000 surplus to fully finance the estimated 2001-02 and 2002-03 costs of his proposed tax reduction package ($433 million) and to increase the Debt Reduction Reserve Fund ($250 million). Through the first nine months of 1999-2000, General Fund receipts, including transfers from other funds, have totaled $30.07 billion. General Fund disbursements, including transfers to other funds, totaled $25.19 billion over the same period.

         Projections of total State receipts in the State Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimate for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

         Projections of total State disbursements are based on assumptions relating to economic and demographic factors, potential collective bargaining agreements, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, collective bargaining negotiations and changes in the demand for and use of State services.

         Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. For example, the fiscal effects of tax reductions adopted in the last several fiscal years are projected to grow more substantially in the forecast period, continuing to restrain receipts levels and placing pressure on future spending levels. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget each year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

         2000-01 Fiscal Year (Executive Budget Forecast). The Governor presented his 2000-01 Executive Budget to the Legislature on January 10, 2000. The Executive Budget contains financial projections for the State's 1999-2000 through 2002-03 fiscal years, a detailed explanation of receipts estimates and the economic forecast on which it is based, and a proposed Capital Program and Financing Plan for the 2000-01 through 2004-05 fiscal years. On January 31, 2000, the Governor submitted amendments to his Executive Budget, the most significant of which recommends eliminating all gross receipts taxes on energy providers. There can be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in this Update.

         The 2000-01 Financial Plan is projected to have receipts in excess of disbursements on a cash basis in the General fund, after accounting for the transfer of available receipts from 1999-2000 to 2000-01. Under the Governor's Executive Budget, as amended,
total General Fund receipts, including transfers from the other funds,     ` are
projected at $38.62 billion, an increase of $1.28 billion (3.4 percent) over the current fiscal year. General Fund disbursements, including transfers to other funds, are recommended to grow by 2.3 percent to $37.93 billion, an increase of $869 million over 1999-2000. State Funds spending (the portion of the budget supported exclusively by State taxes, fees, and revenues) is projected to total $52.46 billion, an increase of $2.57 billion or 5.1 percent. Spending from All Governmental Funds is expected to grow by 5.5 percent, increasing by $4.0 billion to $76.82 billion.

         The economic forecast of the state has also been modified for 2000 and 2001 from the mid-year forecast to reflect a stronger-than-expected economy. Continued growth is projected for 2000 and 2001 for employment, wages, and personal income, although the growth in employment will moderate from the 1999 pace. Personal income is estimated to have grown by 4.7 percent in 1999, fueled in part by a large increase in financial sector bonus payments at the year's end. Personal income is projected to grow 5.5 percent in 2000 and 4.8 percent 2001. Total bonus payments are projected to increase by 11 percent in 2000 and
10.5 percent in 2001. Overall employment growth is expected to continue at a more modest pace than in 1999, reflecting the slower growth in the national economy, continued spending restraint by government employers, and restructuring in the manufacturing, health care, social service, and banking sectors.

         Many uncertainties exist in any forecast of the national and State economies. Given the recent volatility in the international and domestic financial markets, such uncertainties are particularly present at this time. The timing and impact of changes in economic conditions are difficult to estimate with a high degree of accuracy. Unforeseeable events may occur. The actual rate of change, in any, or all, of the concepts that are forecasted may differ substantially and adversely from the outlook described.

         New York Local Government Assistance Corporation. In 1990, as part of a State fiscal program, legislation was enacted creating the New York Loan Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation empowered LGAC to issue bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of those long-term obligations, which will be amortized over no more than 30 years, is expected to result in eliminating the need for continued short-term seasoning borrowing. The legislation also dedicated revenues equal to one-percent of the four- percent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified both the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

         As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowings, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

         Composition of State Cash Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include: (i) the General Fund, which receives all income not required by law to be deposited in another fund;
(ii) Special Revenue Funds, which receives the preponderance of moneys received by the State from the Federal government and other income the use of which is legally restricted to certain purposes; (iii) Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain of such projects conducted by local governments or public authorities; and (iv) Debt Service Funds, which are used for the accumulation of moneys for the payment of principal of and interest of long-term debt and to meet lease-purchase and other contractual-obligation commitments.

         Authorities. The fiscal stability of the State is related to the fiscal stability of its public Authorities. Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization. As of December 31, 1998, there were 17 Authorities that had outstanding debt of $100 million or more and the aggregate outstanding debt, including refunding bonds, of all Authorities was $94 billion, only a portion of which constitutes State-supported or State-related debt.

         Authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for use of highways, bridges or tunnels, changes for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

         Ratings. S&P rates the State's general obligation bonds A, Moody's rates the State's general obligation bonds A2. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Obligations in which the Portfolio invests.

         General Obligation Debt. As of March 31, 1999, the State had outstanding approximately $4.8 billion in general obligation bonds, including $185 million in bond anticipation notes outstanding. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $748.2 million for the 1998-1999 fiscal year and are estimated to be $730.7 million for the State's 1999-2000 fiscal year.

         Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings, miscellaneous civil rights cases and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 1999-2000 fiscal year or thereafter.

         The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1999-2000 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential State Plan reserves available for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1999-2000 State Plan. The General Purpose Financial Statements for the 1998-1999 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $895 million, of which $132 million is expected to be paid during the 1999-2000 fiscal year.

         In addition, the State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions or are not deemed adverse and material. Although the amounts of potential losses resulting from this litigation, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1999-2000 fiscal year or thereafter.

         Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight and financial assistance is not included in the projections of the State receipts and disbursements in the State's 1999-2000 fiscal year.


                        SPECIAL CONSIDERATIONS REGARDING
                        CALIFORNIA MUNICIPAL OBLIGATIONS

         The following describes certain risks with respect to municipal obligations of California issuers in which the California Municipal Portfolio may invest. This summarized information is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California and other public documents available as of the date of this Statement of Additional Information. No representation is made as to the accuracy of such information.

Overview

         The Portfolio will be affected by any political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

         Certain debt obligations held by the Portfolio may be obligations of issuers which rely in whole or in substantial part on California State revenues for the continuance. Whether and to what extent the California Legislature will continue to appropriate a portion of the State's General Fund to counties, cities and their various entities, is not entirely certain. To the extent local entities do not receive money from the State to pay for their operations and services, their ability to pay debt service on obligations held by the Portfolio may be impaired.

         The effect of the State's various constitutional and statutory amendments and budget developments upon the ability of California issuers to pay interest and principal on their obligations remains unclear and in any event may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that other measures affecting the taxing or spending authority of California or its political subsidiaries may be approved or enacted in the future.

         Certain tax-exempt securities in which the Portfolio may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law which could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

         Rating. In 1996, citing California's improving economy and budget situation, both Fitch and S&P raised their ratings from A to A+. In October, 1997, Fitch raised its rating from A+ to AA- referring to the State's fundamental strengths, the extent of its economic recovery and the return of financial stability. In October 1998, Moody's raised its rating from A1 to Aa3 citing the State's continuing economic recovery and a number of actions taken to improve the State's credit condition, including the rebuilding of cash and budget reserves. The most recent ratings by each of Moody's, S&P and Fitch are Aa3, AA- and AA, respectively.

         Litigation. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

Year 2000-Related Information Technology

         The State's Department of Information Technology reports that the State experienced no interruption in the delivery of mission critical services as a result of Year 2000. The State will continue to monitor its information technology systems through the remaining crucial leap year dates (February 28, 29 and March 1, 2000) to ensure the continued delivery of essential services.

State Indebtedness

General

         The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

Capital Facilities Financing

         General Obligation Bonds - The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

         As of January 1, 2000, the State had outstanding $20,506,076,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $11,827,414,000 of long-term general obligation bonds. This latter figure consists of $4,123,734,000 of authorized commercial paper notes, described below (of which $681,065,000 was outstanding), which had not yet been refunded by general obligation bonds, and $7,703,680,000 of other authorized but unissued general obligation debt.

         The General Obligation Bond Law permits the State to issue variable rate indebtedness, up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of January 1, 2000, there was no variable rate indebtedness outstanding; however, the State plans to issue such indebtedness in the future.

         In its 1999 session, the Legislature passed and the Governor signed five bond acts, totaling $4.69 billion in new authorizations. These bond acts will appear on the March 7, 2000 ballot for voter approval.

         Commercial Paper Program - Pursuant to legislation enacted in 1995, voter approved general obligation indebtedness may be issued either as long-term bonds, or, for some but not all bond acts, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Pursuant to the terms of the bank credit agreement presently in effect supporting the general obligation commercial paper program, not more than $1.5 billion of general obligation commercial paper notes may be outstanding at any time; this amount may be increased or decreased in the future. Commercial paper notes are deemed issued upon authorization by the respective Finance Committees, whether or not such notes are actually issued. As of January 1, 2000, the Finance Committees had authorized the issuance of up to $4,123,734,000 of commercial paper notes; as of that date $681,065,000 aggregate principal amount of general obligation commercial paper notes was outstanding.

         Lease-Purchase Debt - In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the Constitutional provisions which require voter approval. For purposes of this section of the Statement of Additional Information, "lease-purchase debt" or "lease-purchase financing" means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $6,719,629,434 General Fund-supported lease-purchase debt outstanding at January 1, 2000. The State Public Works Board, which is authorized to sell lease revenue bonds, had $1,836,518,000 authorized and unissued as of January 1, 2000.

         Non-Recourse Debt - Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had $26,008,006,628 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 1999.

Cash Flow Borrowings

         As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The following table shows the amount of revenue anticipation notes ("Notes") issued over the past five fiscal years. See "Prior Fiscal Years' Financial Results" and "Current State Budget" below.

The State issued $1.0 billion of revenue anticipation notes for the 1999-2000 Fiscal Year to mature on June 30, 2000.

                               State of California
                        Revenue Anticipation Notes Issued
                       Fiscal Years 1995-1996 to 1999-2000

                                                Principal Amount
Fiscal Year               Type                  (Billions)                   Date of Issue        Maturity Date
----------                ----                  ----------                   -------------        -------------
1995-1996                 Notes                  $  2.0                      April 25, 1996       June 28, 1996
1996-1997                 Notes Series A-C          3.0                      August 6, 1996       June 30, 1997
1997-1998                 Notes                     3.0                      September 9, 1997    June 30, 1998
1998-1999                 Notes                     1.7                      October 1, 1998      June 30, 1999
1999-2000                 Notes Series A-B          1.0                      October 1, 1999      June 30, 2000
--------------

SOURCE: State of California, Office of the Treasurer.

State Finances

The Budget Process

         The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

         The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under state law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

         Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

         Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-14 education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations.

         Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

The General Fund

         The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties

         The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund.

         The June 30, 2000, SFEU projection reflects the latest revenue projections and expenditure amounts as updated in 2000-2001 Governor's Budget. As in any year, the Budget Act and related trailer bills are not the only pieces of legislation which appropriate funds. Other factors including re-estimates of revenues and expenditures, existing statutory requirements, and additional legislation introduced and passed by the Legislature may impact the reserve amount.

         At the time of the release of the 2000-2001 Governor's Proposed Budget, on January 10, 2000, the Department of Finance projected the SFEU would have a balance of about $2.420 billion at June 30, 2000, compared to the amount of $880 million projected at the time the 1999 Budget Act was signed on June 29, 1999. See "Current State Budget" below.

Welfare Reform

         The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Law") has fundamentally reformed the nation's welfare system. Among its many provisions, the Law includes: (i) conversion of Aid to Families with Dependent

Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens (this provision has been amended by subsequent federal law), allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements. The block grant formula under the Law is operative through federal fiscal year 2002.

         California's response to the federal welfare reforms is embodied in Chapter 270, Statutes of 1997. This basic state welfare program, called California Work Opportunity and Responsibility to Kids ("CalWORKs"), replaced the former Aid to Families with Dependent Children (AFDC) and Greater Avenues to Independence (GAIN) programs, effective January 1, 1998. Consistent with the federal law, CalWORKs contains time limits on receipt of welfare aid, both lifetime as well as for any current period on aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the CalWORKs program is largely at the county level, and the counties receive financial incentives for success in this program. Counties have been successful in earning performance incentive payments and have earned amounts in excess of the available appropriation for 1998-1999 and, it is estimated, for 1999-2000 as well. The Administration proposes to repeal or modify the current incentive structure in 2000-2001 to permit adequate funding for other CalWORKs program demands in the future.

         To date, the implementation of the CalWORKs program has continued the trend of declining welfare caseloads. The CalWORKs caseload is projected to be 589,000 in 1999-2000 and 557,000 in 2000-2001, down from a high of 921,000 cases in 1994-1995. The longer-term impact of the new federal Law and CalWORKs is being evaluated by the RAND Corporation, with a series of reports to be furnished and the final report due October 2001.

         The 2000-2001 CalWORKs budget reflects California's success in meeting the federally- mandated work participation requirements for federal fiscal year 1998. With that goal being met, the federally-imposed maintenance-of-effort
(MOE) level for California is reduced from 80 percent of the federal fiscal year 1994 baseline expenditures for the former AFDC program ($2.9 billion) to 75 percent ($2.7 billion). It is still uncertain if the state will meet the work participation requirements for federal fiscal year 1999; however, due to program changes, it is expected that California will meet the work participation goal in federal fiscal year 2000 and beyond. In addition, California will receive a TANF High Performance Bonus award of $45.5 million. This one-time bonus is awarded to states for their successes in moving welfare recipients to work and sustaining their participation in the workforce.

         The 2000-2001 Governor's Budget proposes expenditures which will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county MOE requirement. Total CalWORKs-related expenditures are estimated to be $7.2 billion for 1999-2000 and $6.9 billion for 2000-2001, including child care transfer amounts for the Department of Education.

Local Governments

         The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,600,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also about 470 incorporated cities, and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

         In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990's, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Since then the State has also provided additional funding to counties and cities through such programs as health and welfare realignment, welfare reform, trial court restructuring, the COPS program supporting local public safety departments, and various other measures.

         The 1999 Budget Act includes a $150 million one-time subvention from the General Fund to local agencies for relief from the 1992 and 1993 property tax shifts. Legislation has been passed, subject to voter approval at the election in November, 2000, to provide a more permanent payment to local governments to offset the property tax shift. In addition, legislation was enacted in 1999 to provide approximately $35.8 million annual relief to cities based on 1997-1998 costs of jail booking and processing fees paid to counties.

         Historically, funding for the State's trial court system was divided between the State and the counties. However, Chapter 850, Statutes of 1997, implemented a restructuring of the State's trial court funding system. Funding for the courts, with the exception of costs for facilities, local judicial benefits, and revenue collection, was consolidated at the State level. The county contribution for both their general fund and fine and penalty amounts is capped at the 1994-1995 level and becomes part of the Trial Court Trust Fund, which supports all trial court operations. The State assumed responsibility for future growth in trial court funding. The consolidation of funding is intended to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Beginning in 1998-1999, the county general fund contribution for court operations was reduced by $290 million, and cities retained $62 million in fine and penalty revenue previously remitted to the State. The General Fund reimbursed the $352 million revenue loss to the Trial Court Trust Fund. The 1999 Budget Act included funds to further reduce the county general fund contribution by an additional $96 million. The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform" above). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with state law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs. In 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIII C and XIII D into the California Constitution. These new provisions place limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995, must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.

State Appropriations Limit

         The State is subject to an annual appropriations limit imposed by
Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

         Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

         Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes).

         The Appropriations Limit may also be exceeded in cases of emergency.

         The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

         The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

         The following table shows the State's Appropriations Limit for the past three fiscal years, the current fiscal year and the proposed budget year. As of the release of the 2000-2001 Governor's Budget, the Department of Finance projects the State's Appropriations Subject to Limitations will be $3.8 billion under the State's Appropriations Limit in Fiscal Year 1999-2000 and $4.0 billion in Fiscal Year 2000-2001.



                           State Appropriations Limit
                                   (Millions)


                                                                 Fiscal Years
                                      -------------------------------------------------------------------
                                      1996-1997    1997-1998     1998-1999*     1999-2000*     2000-2001*
State Appropriations Limit            $42,002      $44,778       $47,573        $50,673        $53,419
Appropriations Subject to Limit       (35,103)     (40,743)      (43,695)       (46,896)       (49,444)
Amount (Over)/Under Limit             $6.899       $4.035        $3,878         $3,777         $3,975
--------------

*Estimated/Projected
SOURCE: State of California, Department of Finance.

Proposition 98

         On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test l"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-1989 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-1987 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

         Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools (see "State Finances--State Appropriations Limit" above).

         During the recession in the early 1990s General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal Year 199l-1992 to Fiscal Year 1993-1994.

         In 1992, a lawsuit was filed, called California Teachers' Association
v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State is repaying $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-1995 through 200l-2002 to mitigate any adverse fiscal impact.

         Substantially increased General Fund revenues, above initial budget projections, in the fiscal years 1994-1995 through 1999-2000 have resulted in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by about 50 percent from the level in place in 199l-1992, and is estimated at about $6,313 per ADA in 2000-2001. A significant amount of the "extra" Proposition 98 monies in the last few years has been allocated to special programs, including an initiative to increase the number of computers in schools throughout the State. Furthermore, since General Fund revenue growth is expected to continue in 2000-2001, the Governor has also proposed new initiatives to improve student achievement, provide better teacher recruitment and training, and provide schools with advanced technology and the opportunity to form academic partnerships to help them meet increased expectations. See "Current State Budget" for further discussion of education funding.

Prior Fiscal Years' Financial Results

         Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-1996, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last four fiscal years.

         The economy grew strongly during the fiscal years beginning in 1995-1996, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-1996, $1.6 billion in 1996-1997 and $2.4 billion in 1997-1998 and $1.7 billion in 1998-1999) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-1996 and 1996-1997 and particularly in 1998-1999 to fund new program incentives.

         The following were major features of the 1998 Budget Act and certain additional fiscal bills enacted before the end of the legislative session:

         1. The most significant feature of the 1998-1999 budget was agreement on a total of $1.4 billion of tax cuts. The central element was a bill which provided for a phased-in reduction of the Vehicle License Fee ("VLF"). Since the VLF is transferred to cities and counties under existing law, the bill provided for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF has been reduced by 25 percent, at a cost to the General Fund of approximately $500 million in the 1998-1999 Fiscal Year and about $1 billion annually thereafter.

         In addition to the cut in VLF, the 1998-1999 budget included both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-1999, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million).

         2. Proposition 98 funding for K-14 schools was increased by $1.7 billion in General Fund moneys over revised 1997-1998 levels, over $300 million higher than the minimum Proposition 98 guarantee. Of the 1998-1999 funds, major new programs included money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. The Budget also included $250 million as repayment of prior years' loans to schools, as part of the settlement of the CTA v.
Gould lawsuit.  (See "State Finances - Proposition 98" above.)

         3. Funding for higher education increased substantially above the actual 1997-1998 level. General Fund support was increased by $340 million (15.6 percent) for the

University of California and $267 million (14.1 percent) for the California State University system. In addition, Community Colleges funding increased by $300 million (6.6 percent).

         4. The Budget included increased funding for health, welfare and social services programs. A 4.9 percent grant increase was included in the basic welfare grants, the first increase in those grants in 9 years.

         5. Funding for the judiciary and criminal justice programs increased by about 11 percent over 1997-1998, primarily to reflect increased State support for local trial courts and rising prison population.

         6. Major legislation enacted after the 1998 Budget Act included new funding for resources projects, a share of the purchase of the Headwaters Forest, funding for the Infrastructure and Economic Development Bank ($50 million) and funding for the construction of local jails. The State realized savings of $433 million from a reduction in the State's contribution to the State Teacher's Retirement System in 1998-1999.

         Final tabulation of revenues and expenditures contained in the 2000-2001 Governor's Budget reveals that stronger than expected economic conditions in the State produced total 199% 99 General Fund revenues of about $58.6 billion, almost $1.6 billion above the 1998 Budget Act estimates. Actual General Fund expenditures were $57.8 billion, the amount estimated at the 1998 Budget Act. Some of this additional revenue will be directed to K-14 schools pursuant to Proposition 98. The Governor's Budget projects a balance in the SFEU at June 30, 1999, of approximately $3.1 billion.

Current State Budget

         Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller's Office and the Legislative Analyst's Office. The Department of Finance issues a monthly Bulletin which reports the most recent revenue receipts as reported by state departments, comparing them to Budget projections. The Administration also formally updates its budget projections three times during each fiscal year, in January, May, and at budget enactment. These bulletins and other reports are available on the Internet at the following websites:

         Department of Finance                       www.dof.ca.gov
         State Controller                            www.sco.ca.gov
         Legislative Analyst                         www.lao.ca.gov

1999-2000 Fiscal Year Budget

         On January 8, 1999, Governor Davis released his proposed budget for Fiscal Year 1999-2000 (the "January Governor's Budget"). The January Governor's Budget generally reported that General Fund revenues for FY 1998-1999 and FY 1999-2000 would be lower than earlier projections (primarily due to weaker overseas economic conditions perceived in late 1998), while some caseloads would be higher than earlier projections. The January Governor's Budget proposed $60.5 billion of General Fund expenditures in FY 1999-2000, with a $415 million SFEU reserve at June 30, 2000.

         The 1999 May Revision showed an additional $4.3 billion of revenues for combined fiscal years 1998-1999 and 1999-2000. The completion of the 1999 Budget Act occurred in a timely fashion. The final Budget Bill was adopted by the Legislature on June 16, 1999, and was signed by the Governor on June 29, 1999 (the "1999 Budget Act"), meeting the Constitutional deadline for budget enactment for only the second time in the 1990's.

         The final 1999 Budget Act estimated General Fund revenues and transfers of $63.0 billion, and contained expenditures totaling $63.7 billion after the Governor used his line-item veto to reduce the legislative Budget Bill expenditures by $581 million (both General Fund and Special Fund). The 1999 Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Administration estimated that the SFEU would have a balance at June 30, 2000, of about $880 million. Not included in this amount was an additional $300 million which (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for litigation reserves. The 1999 Budget Act anticipated normal cash flow borrowing during the fiscal year. See "State Indebtedness-Cash Flow Borrowings."

         The principal features of the 1999 Budget Act include the following:

         1. Proposition 98 funding for K-12 schools was increased by $1.6 billion in General Fund moneys over revised 1998-1999 levels, $108.6 million higher than the minimum Proposition 98 guarantee. Of the 1999-2000 funds, major new programs included money for reading improvement, new textbooks, school safety, improving teacher quality, funding teacher bonuses, providing greater accountability for school performance, increasing preschool and after school care programs and funding deferred maintenance of school facilities. The Budget also includes $310 million as repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gold lawsuit. See also "State Finances - Proposition 98" above.

         2. Funding for higher education increased substantially above the actual 1998-1999 level. General Fund support was increased by $184 million (7.3 percent) for the University of California and $126 million (5.9 percent) for the California State University system. In addition, Community Colleges funding increased by $324.3 million (6.6 percent). As a result, undergraduate fees at UC and CSU will be reduced for the second consecutive year, and the per-unit charge at Community Colleges will be reduced by $1.

         3. The Budget included increased funding of nearly $600 million for health and human services.

         4. About $800 million from the general fund will be directed toward infrastructure costs, including $425 million in additional funding for the Infrastructure Bank, initial planning costs for a new prison in the Central Valley, additional equipment for train and ferry service, and payment of deferred maintenance for state parks.

         5. The Legislature enacted a one-year additional reduction of 10 percent of the VLF for calendar year 2000, at a General Fund cost of about $250 million in each of FY 1999-2000 and 2000-2001 to make up lost funding to local governments. Conversion of this one-time reduction to a permanent cut will remain subject to the revenue tests in the legislation adopted last year. Several other targeted tax cuts, primarily for businesses, were also approved, at a cost of $54 million in 1999-2000.

         6. A one-time appropriation of $150 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990's. Additionally, an ongoing $50 million was appropriated as a subvention to cities for jail booking or processing fees charged by counties when an individual arrested by city personnel is taken to a county detention facility.

         The revised 1999-2000 budget included in the 2000-2001 Governor's Budget also reflects the latest estimated costs or savings as provided in various pieces of legislation passed and signed after the 1999 Budget Act. The revised budget includes $730 million for various departments for enrollment, caseload and population changes and $562 million for Smog Impact Fee refunds.

         Revised 1999-2000 revenues are $65.2 billion or $2.2 billion higher than projections at the 1999 Budget Act. Revised 1999-2000 expenditures are $65.9 billion or $2.1 billion higher than projections at the 1999 Budget Act. The State's Legislative Analyst (LAO) issued a report in January 2000, following the receipt of actual revenues for the month of December 1999, which were not available at the time the Governor's Budget estimates were prepared. The LAO report indicates General Fund revenues for the 18-month period (January 2000 through June 2001) could be as much as $3 billion higher than the 2000-2001 Governor's Budget estimates. The LAO report assumed the continuation of strong economic growth in the State during this period. The Department of Finance will provide new projections of 1999-2000 and 2000-2001 revenues in May 2000.

Proposed 2000-2001 Fiscal Year Budget

         On January 10, 2000, Governor Davis released his proposed budget for Fiscal Year 2000-2001. The 2000-2001 Governor's Budget generally reflects that General Fund revenues for Fiscal Year 1999-2000 will be higher than projections made at the time of the 1999 Budget Act.

         The Governor's Budget projects General Fund revenues and transfers in 2000-2001 of $68.2 billion. This includes anticipated payments from the tobacco litigation settlement of $387.9 million and the receipt of one-time revenue from the sale of assets. More accurate revenue estimates will be available in May and June before the adoption of the Budget. The Governor has proposed $167 million in tax reduction initiatives.

         The Governor's Budget proposes General Fund expenditures of $68.8 billion. Included in the Budget are set-asides of $500 million for legal contingencies and $100 million for various one-time legislative initiatives. Based on the proposed revenues and expenditures, the Governor's Budget projects the June 30, 200l balance in the SFEU to be $1.238 billion.

Economy And Population

         California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since 1994, California's economy has been performing strongly after suffering a deep recession between 1990-1993.

         The State's July 1, 1999 population of over 34 million represented over 12 percent of the total United States population. California's population is concentrated in metropolitan areas. As of the April 1, 1990 census, 96 percent resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1998, the 5-county Los Angeles area accounted for 49 percent of the State's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21 percent, with a population of over 7.0 million.

County Information

         On December 6, 1994, Orange County, California, became the largest municipality in the United States to file for protection under the Federal bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. On June 12, 1996, it emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the county to pay off the last of its creditors. On January 7, 1997, Orange County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%. In December, 1997, Moody's raised its ratings on $325 million of Orange County pension obligation bonds to Baa3 from Ba. In February 1998, Fitch assigned outstanding Orange County pension obligation bonds a BBB rating. The most recent ratings by each of Moody's, S&P and Fitch are AA, A and AA-, respectively.

         Los Angeles County, the nation's largest county, has also experienced financial difficulty. In August 1995 the credit rating of the county's long-term bonds was downgraded for the third time since 1992 as a result of, and among other things, severe operating deficits for the county's health care system. In addition, the county was affected by an ongoing loss of revenue caused by state property tax shift initiatives in 1993 through 1995. In April 1998, the Los Angeles County Chief Administrative Officer proposed an approximately $13.2 billion 1998-1999 budget, which would be 5.4% larger than the 1997-1998 budget, reserving the right to make further changes to reflect revenue allocation decisions in the final State budget. In December 1998, Moody's raised the ratings on the County's general obligation bonds to A1 from A2. The City of Los Angeles is the largest city in the county and its general obligation bonds are rated AA by S&P and Aa2 by Moody's. The most recent rating by Moody's is A1.


                             INVESTMENT RESTRICTIONS

         The significant investment restrictions applicable to each Portfolio are described in the applicable Prospectus for the Portfolio. The following are also fundamental policies and, together with the restrictions and other fundamental policies described for each Portfolio, cannot be changed without the vote of a majority of the outstanding voting securities of that

Portfolio, as defined in the Investment Company Act of 1940 (the "Act"). Such a majority is defined as the lesser of (a) 67% or more of the shares of a Portfolio present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of a Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of a Portfolio. For purposes of the following restrictions and those contained in the
Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.

         Under these additional restrictions, each Portfolio cannot: (a) invest in commodities or commodity contracts; (b) purchase or sell real property (including limited partnership interests); however, each Portfolio may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein; (c) purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or make short sales of securities except "against the box"; (d) underwrite securities of other companies except in so far as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in disposing of a security; (e) invest in securities of other investment companies except in connection with merger, consolidation, reorganization or acquisition of assets; (f) invest in interests, including leases, in oil, gas or other mineral exploration or development; (g) invest in securities of any issuer if, to the knowledge of the Advisor, any officer or director of the Fund or any officer or director of the Advisor owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; (h) pledge its assets or assign or otherwise encumber its assets in excess of 15% of its total assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus. While such borrowings exceed 5% of any Portfolio's net assets no further portfolio investments may be made. The Fund is required under the Act to maintain continuous asset coverage of 300% with respect to such borrowing; (i) invest for the purpose of exercising control or management of another company; and (j) issue senior securities as defined in the Act except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (1) entering into any repurchase agreement; or (2) borrowing money in accordance with restrictions described above; (k) invest in warrants. In addition, in order to comply with a state's securities laws, the Fund has agreed not to make loans to any person or individual except that portfolio securities may be loaned within the limitations set forth in the Prospectus.


                             DIRECTORS AND OFFICERS

         The Fund is governed by a Board of Directors which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review the performance and to review the actions of the Advisor.

         The directors and officers of the Fund, and their principal occupations during the past five years, are set forth below. The Director who is an "interested person," as defined in the Act, is denoted by an asterisk. The address of the interested Director and all officers of the Fund is 1345 Avenue of the Americas, New York, New York 10105-4800. As of March 14, 2000, all of the directors and officers of the Fund as a group owned less than 1% of the outstanding shares of each Portfolio of the Fund.

Joseph M. La Motta, Chairman of the Board of Directors and President*
Age:   66
Chairman Emeritus of Oppenheimer Capital, registered investment adviser since 1997; Chairman of the Board and President of OCC Accumulation Trust, an open-end investment company.

V. Lee Barnes, Director
185 Clapboard Ridge Road
Greenwich, Connecticut  06831
Age:   64
President and Chief Executive Officer of Net Learning Inc. since January 1999; Director of Davis International Banking Consultants since July 1993; previously a consultant and acting Executive Vice President of Smyth, Sanford & Gerard L.L.C., an insurance underwriting agency; Trustee of OCC Accumulation Trust since January 2000.

Paul Y. Clinton, Director
39 Blossom Avenue
Osterville, MA 02655
Age:   68
Principal of Clinton Management Associates, a financial and venture capital consulting firm; former Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; Trustee of Capital Cash Management Trust, a money market fund and Director of Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, Trustee of OCC Accumulation Trust and Oppenheimer Quest for Value Funds, each of which is an open-end investment company.

Thomas W. Courtney, C.F.A., Director
833 Wyndemere Way
Naples, Florida 34105
Age:   65
Principal of Courtney Associates, Inc., a venture capital business, former General Partner of Trivest Venture Fund, a private venture capital fund; former President of Federated Investment Counseling, Inc.; former President of Boston Company Institutional Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term

New York Municipals and Bond Fund Series, Oppenheimer Mid Cap Fund, Oppenheimer Convertible Securities Fund, Trustee of Oppenheimer Quest for Value Funds and OCC Accumulation Trust, each of which is an open-end investment company; Trustee of Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; and former Director of Financial Analysts Federation.

Lacy B. Herrmann, Director
Suite 2300
380 Madison Avenue
New York, New York 10017
Age:   69
President and Chairman of the Board of Aquila Management Corporation (since
1984), the sponsoring organization and administrator and/or advisor or sub-advisor to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust (since
1985), Pacific Capital U.S. Treasuries Cash Assets Trust (since 1988), Pacific Capital Tax-Free Cash Assets Trust (since 1988), and Prime Cash Fund (from 1982 to 1996), each of which is a money market fund, and of Churchill Tax-Free Fund of Kentucky (since 1986), Tax-Free Fund of Colorado (since 1986), Tax-Free Trust of Oregon (since 1985), Tax-Free Trust of Arizona (since 1985), Tax-Free Fund for Utah (since 1992), Narragansett Insured Tax Free Income Fund (since 1992), and Hawaiian Tax-Free Trust (since 1984), each of which is a tax-free municipal bond fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc. (since 1981), distributor of each of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust
(CCMT), a money market fund (since 1981) and an Officer and Trustee/Director of its predecessors (since 1974); President and Director of STCM Management Company, Inc., sponsor and Sub-Advisor to CCMT; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, Trustee of Oppenheimer Quest for Value Funds, and OCC Accumulation Trust, each of which is an open-end investment company; Trustee Emeritus of Brown University since 1996; Trustee of the Hopkins School since 1993.

Theodore T. Mason, Director
26 Circle Drive
Hastings-On-Hudson, New York  10706
Age:   64
Executive Director of Louisiana Power Partners, LLC since 1999 and of East Wind Power Partners since 1994; Second Vice President of the Alumni Association of SUNY Maritime College since 1998 and Director for the same organization since 1997; Director of Cogeneration Development of Willamette Industries, Inc., a forest products company, 1991-1993; Vice Chairman of the Board of Trustees of CCMT since 1981; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (which is inactive) since 1982; Trustee of Short Term Asset Reserves, 1984-1986 and 1988-1996, of

Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Trustee of OCC Accumulation Trust since January 2000.

William McDaniel, Vice President
Age:   54
Managing Director of Oppenheimer Capital since 1995; Senior Vice President of Oppenheimer Capital 1988-1995.

Maria Camacho, Assistant Secretary
Age:   45
Vice President of Oppenheimer Capital since 1997; Assistant Vice President from 1994 to 1997 and Registrations Department Administrator with Oppenheimer Capital since 1989.

John L. Giusio, Jr., Vice President
Age:   56
Vice President, Oppenheimer Capital since 1992; Vice President of OCC Accumulation Trust, an open-end investment company; previously Vice President, Salomon Brothers.

Matthew Greenwald, Vice President & Portfolio Manager
Age:   45
Senior Vice President, Oppenheimer Capital since 1997; Vice President from 1992 to 1997 and Assistant Vice President from 1989-1992; Executive Vice President of Municipal Advantage Fund Inc., a closed-end investment company.

Benjamin Gutstein, Vice President & Portfolio Manager
Age:   31
Assistant Vice President, Oppenheimer Capital since 1996; joined Oppenheimer Capital in 1993; previously, associate at Lehman Brothers.

Brian S. Shlissel, Treasurer Age: 35 Vice President of PIMCO Advisors since July 1999; Vice President of Mitchell Hutchins Asset Management Inc., from 1993 to 1999; Treasurer of OCC Accumulation Trust, Municipal Advantage Fund, Inc. and Assistant Treasurer, The Central European Value Fund, Inc. since August 1999; Treasurer and Secretary Jardine Fleming India Fund from 1997 to 1999; Assistant Treasurer Paine Webber PACE Select Advisers Trust from 1998 to 1999.

Elliot M. Weiss, Secretary
Age:   38
Vice President of OpCap Advisors since March 1996; Vice President of Oppenheimer Capital from 1995 to 1996; Assistant Vice President of Oppenheimer Capital from 1991 to 1995; Secretary of the OCC Accumulation Trust and Municipal Advantage Fund Inc., and Assistant Secretary of The Central European Value Fund, Inc. since 1999.

Remuneration of Officers and Directors. All officers of the Fund are officers or employees of Oppenheimer Capital and receive no salary or fee from the Fund. The following table sets forth the aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 1999 and the aggregate compensation paid to each of the Directors by all of the funds in the Advisor's Fund Complex during the 1999 calendar year.

                          Aggregate              Pension or Retirement     Total Compensation
Name of Director of the   Compensation from      Benefits Accrued as       from the Fund and
Fund                      the Fund(2)            Part of Fund Expenses(2)* the Fund Complex(3)**
------------------------  -----------------      -----------------------   -------------------
V. Lee Barnes(1)                        0                      0                          0
Paul Clinton              $        33,037        $        24,524           $        200,812
Thomas Courtney                    33,037                 24,524                    176,230
Lacy Herrmann                      32,537                 24,524                    214,284
Joseph La Motta                         0                      0                          0
Theodore Mason(1)                       0                      0                          0
--------------

(1.)Messrs. Barnes and Mason were not Directors of the Fund during the 1999 calendar year.
(2.)For the Fund's fiscal year ended November 30, 1999.
(3.)For the 1999 calendar year.

*Under the retirement plan adopted by the Board in 1998, a retired Director may receive up to 80% of his or her average compensation paid during that Director's five years of service in which the highest compensation was paid. A Director must serve in that capacity for the Fund or OCC Accumulation Trust for at least 15 years to be eligible for the maximum payment.

**Total compensation includes fees paid by the Oppenheimer Quest Funds for which OpCap Advisors acts as subadvisor. The Oppenheimer Quest Funds are not affiliated with OpCap Advisors. The amount of total compensation in fees paid to the independent Directors by the Oppenheimer Quest Funds during the 1999 calendar year was as follows: Mr. Clinton: $135,337; Mr. Courtney: $110,755; and Mr. Herrmann: $149,709.

For the purpose of the chart above, "Fund Complex" includes the Fund, other funds advised by the Advisor and the Oppenheimer Quest Funds for which the Advisor serves as subadvisor.

                         PRINCIPAL HOLDERS OF SECURITIES

As of March 14, 2000, the following persons owned of record or were known by the Fund to own beneficially 5% of the outstanding shares of any Portfolio of the Fund.

HOLDER                                     PORTFOLIO                  PERCENTAGE
--------------------------       -------------------------------  --------------
CIBC Oppenheimer                       Primary Portfolio                98.33%
Omnibus Account
For the benefit of clients
Oppenheimer Tower
World Financial Center
New York, NY 10281

CIBC Oppenheimer                      Government Portfolio              87.16%
Omnibus Account
For the benefit of clients
World Financial Center
New York, NY 10281

CIBC Oppenheimer                    General Municipal Portfolio         93.79%
Omnibus Account
For the benefit of clients
World Financial Center
New York, NY 10281

CIBC Oppenheimer                    New York Municipal Portfolio        83.98%
Omnibus Account
For the benefit of clients
World Financial Center
New York, NY 10281

CIBC Oppenheimer                   California Municipal Portfolio       99.84%
Omnibus Account
For the benefit of clients
Oppenheimer Tower
World Financial Center
New York, NY 10281




                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Advisor. OpCap Advisors, the investment adviser to the Fund, is a majority owned subsidiary of Oppenheimer Capital, a registered investment adviser whose employees perform all investment advisory and management services provided to the Fund by the Advisor. Oppenheimer Capital is an indirect wholly owned subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser. The general partners of PIMCO Advisors are PIMCO Partners G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance

Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management. PIMCO Partners, G.P. is the sole general partner of PIMCO Advisors Holdings L.P.

         On October 31, 1999, PIMCO Advisors, PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement pursuant to which Allianz will acquire majority ownership of PIMCO Advisors and its subsidiaries, including OpCap Advisors (the "Allianz Transaction"). Under the terms of the transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors. Pacific Life Insurance Company will retain an approximately 30% interest in PIMCO Advisors. The Allianz Transaction is currently expected to be completed on or about May 5, 2000.

         Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After consummation of the transaction, the combined firms will have over $650 billion in assets under management.

         Affiliates of Allianz currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and Hypo Vereinsbank. These entities, as well as certain broker-dealers controlled by or affiliated with these entities, such as Bankers Trust Company and BT Alex Brown, Inc. are considered the "Affiliated Brokers". Once the Allianz transaction is consummated, absent an SEC exemption or other relief, the Fund's Portfolios would generally be precluded from effecting principal transactions with the Affiliated Brokers, and each Portfolio's ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. OpCap Advisors does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the ability of the Portfolios to take advantage of market opportunities, or the overall performance of the Portfolios.

         The consummation of the Allianz Transaction is subject to the approval of the public unitholders of PAH, as well as to certain regulatory and client approvals, and other conditions customary to transactions of this kind.

         This Statement of Additional Information will be supplemented or revised if the Allianz Transaction does not occur substantially as set forth above.

The Advisory Agreement. OpCap Advisors provides investment advisory and management services to the Fund pursuant to an Advisory Agreement dated November 5, 1997.

         Under the Advisory Agreement, the Advisor is required to: (i) regularly provide investment advice and recommendations to each Portfolio with respect to its investments, investment policies and the purchase and sale of securities;
(ii) supervise continuously and
determine the securities to be purchased or sold by each Portfolio and the portion, if any, of each Portfolio's assets to be held uninvested; and (iii) arrange for the purchase of securities and other investments by each Portfolio and the sale of securities and other investments held in each Portfolio's assets.

         The Advisory Agreement also requires the Advisor to provide for the business management for the Fund and its Portfolios, including (1) making arrangements for accountants, counsel and other parties to perform services for the Portfolios, (2) preparation and filing of reports required by federal securities and "blue sky" laws, shareholder reports and proxy materials and (3) arranging for and supervising the continuous distribution of each Portfolio and the provision of continuous administrative services to Portfolio shareholders.

         Expenses not expressly assumed by the Advisor under the Advisory Agreement are paid by the Portfolios. These include fees to the Advisor, custodian, transfer agent and shareholder servicing expenses, directors' fees and expenses, legal and audit expenses, stock issuance costs, certain printing, postage, federal and state registration costs, annual meeting costs, and organizational and non-recurring expenses, including litigation.

         The Fund may pay certain broker-dealers, including its former affiliate CIBC Oppenheimer Corp. ("CIBC Oppenheimer") or other financial intermediaries whose customers are Fund shareholders for performing shareholder servicing functions, such as opening new shareholder accounts, processing purchase and redemption transactions and responding to inquiries regarding the Portfolios' current yield and the status of shareholder accounts. The Fund may pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses the broker-dealers at cost for personnel expenses involved in providing these services. All such payments and reimbursements must be approved in advance by the Fund's Board of Directors. Currently, any such payments to CIBC Oppenheimer are capped at 2 basis points of average daily net assets of CIBC Oppenheimer's customers. The following amounts were paid or accrued to CIBC Oppenheimer as reimbursement for shareholder services: for the fiscal year ended November 30, 1999 -- $477,012, $18,299, $27,648, $12,841 and $13,462, respectively; for the fiscal year ended November 30, 1998 -- $439,219, $17,330, $31,265, $12,843 and
$12,503, respectively; and for the fiscal year ended November 30, 1997 -- $372,639, $18,205, $25,734, $11,463 and $11,004, respectively with respect to the Primary, Government, General Municipal, California Municipal and New York Municipal Portfolios.

         The Fund also may pay certain broker-dealers including its former affiliate CIBC Oppenheimer, for performing certain administrative services for accounts in the Fund including providing beneficial owners with statements showing their positions in the Fund, posting dividend payments to beneficial owners' accounts, and providing shareholder information to enable the Fund to mail prospectuses, annual and semi-annual reports to beneficial owners. Such payments are limited to 5 basis points of average daily net assets of each broker-dealer's customers. CIBC Oppenheimer also is paid a fee of $9.25 per shareholder account for performing recordkeeping.

         The Advisory Agreement provides that in absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Advisor is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Agreement permits the Advisor to act as investment adviser for any other person, firm or corporation.

         The Fund's advisory fee is at the annual rate of .50% on the first $100 million of average daily net assets, .45% on the next $200 million of average daily net assets, and .40% of average daily net assets in excess of $300 million. The fee is accrued daily and paid monthly. Under the Advisory Agreement, the Advisor guarantees that the total expenses of each Portfolio in any fiscal year, exclusive of taxes, interest, and brokerage fees, shall not exceed, and undertakes to pay or refund to the Portfolio any amount by which such expenses do exceed, 1% (net of any expense offsets) of that Portfolio's average annual net assets. For the fiscal year ended November 30, 1999, the total advisory fee paid by the Primary Portfolio was $9,867,390 and the total advisory fees accrued or paid by the Government, General Municipal, California Municipal and New York Municipal Portfolios were $478,975, $653,803, $335,555 and $344,235. For the fiscal year ended November 30, 1998, the total advisory fee paid by the Primary Portfolio was $9,186,601; the total advisory fee accrued or paid by the Government Portfolio was $471,925, of which $1,581 was waived by the Advisor; the total advisory fee paid by the General Municipal Portfolio was $777,022; the total advisory fee paid by the California Municipal Portfolio was $321,580 and the total advisory fee paid by the New York Municipal Portfolio was $381,464. For the fiscal year ended November 30, 1997, the total advisory fee paid by the Primary Portfolio was $7,907,076 and the total fees accrued or paid by the Government, General Municipal, California Municipal and New York Municipal Portfolios were $493,349, $656,681, $287,248 and $323,434, respectively, of which $7,876, $2,257, $31,822 and $954, respectively was waived by the Advisor.

The Distribution Assistance Plan. The Fund has a Distribution Assistance and Administrative Services Plan (the "Plan") with the Advisor. Under the Plan, the Fund may be provided with distribution assistance and/or administrative services through broker-dealers, banks and other depository institutions and other financial intermediaries and administrative services. The fee payable by the Fund's portfolios under the Plan is .25% of the average daily value of each Portfolio's net assets. The services to be obtained are believed to be permissible activities under present banking laws and regulations, and the Directors of the Fund will take appropriate actions (which should not adversely affect the Fund or its shareholders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. For the fiscal year ended November 30, 1999, the total fees accrued or paid by the Primary, Government, General Municipal, California Municipal and New York Municipal Portfolios under the Plan were $6,042,119, $239,980, $335,446, $167,778 and $172,391, respectively. Although the Plan compensates the Advisor regardless of its expense, the Advisor has spent more on distribution expenses for the Fund that it has received in distribution fees during each fiscal year that the Fund has been in operation.

         It is estimated that the Advisor spent approximately the following amounts with respect to the Primary, Government, General Municipal, California Municipal and New York Municipal Portfolios for the fiscal year ended November 30, 1999:


                                                                        General       California       New York
                                         Primary       Government      Municipal      Municipal       Municipal
                                        Portfolio      Portfolio       Portfolio      Portfolio       Portfolio
 Sales Material and Advertising            -0-            -0-             -0-            -0-             -0-
 Printing and Mailing of Prospectuses
 to Other than Current Shareholders        -0-            -0-             -0-            -0-             -0-
 Compensation to Dealers               $9,569,736       $383,202       $524,891        $287,006        $297,290
 Compensation to Sales Personnel           -0-            -0-             -0-            -0-             -0-
 Other(1)                                  -0-            -0-             -0-            -0-             -0-
(1) Includes cost of telephone and overhead.

The Distribution Agreement. The Fund has entered into a Distribution Agreement with OCC Distributors (the "Distributor"), an affiliated broker-dealer of the Advisor. Under the Distribution Agreement, the Distributor acts as the Fund's agent (underwriter) in the continuous public offering of its shares. Also under the Agreement, the Fund makes no payment to the Distributor or any other party and expenses normally attributable to sales, other than those paid by the Advisor, are borne by the Distributor.

Portfolio Transactions. Portfolio decisions are based on the judgment and actions of the Advisor. As most, if not all, purchases made by the Fund are principal transactions at net prices, the Fund pays little brokerage commission. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities from dealers include a spread between the bid and asked prices. The Advisor seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers during the course of an underwriting in return for their execution and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to one or more of the Portfolios and/or other accounts of the Advisor; information received in connection with directed orders of other accounts managed by the Advisor or its affiliates may or may not be useful to one or more of the Portfolios. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the activities of the Advisor, to make available additional views for consideration and comparison, to enable the Advisor to obtain market information for the valuation of securities held in a Portfolio's assets.

         The Advisor currently serves as investment manager to a number of clients, including other investment companies, and in the future may act as investment manager or adviser to others. It is the practice of the Advisor to cause purchase or sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Portfolios and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Portfolio and other client accounts.


                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each Portfolio is determined each day the New York Stock Exchange (the "Exchange") is open, as of 4:00 p.m. New York time, that day by dividing the value of a Portfolio's net assets by the number of its shares outstanding.

         The Portfolios operate under a rule (the "Rule") of the Securities and Exchange Commission under the Act which permits them to value their portfolios on the basis of amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost adjusted by straight-line amortizating to maturity any discount with respect to the Primary and Government Portfolios or premium with respect to all Portfolios, regardless of the impact of fluctuating interest rates on the market value of the security. The method does not take into account unrealized gains or losses.

         There may be periods during which the value, as determined by amortized cost, may be higher or lower than the price a Portfolio would receive if it sold its securities on a particular day. During periods of declining interest rates, the daily yield on a Portfolio's shares may tend to be higher (and net investment income and daily dividends lower) than under a like computation made by a fund with identical investments which utilizes a method of valuation based upon market prices. The converse would apply in a period of rising interest rates.

         The Fund's Board of Directors has established procedures designed to stabilize the Portfolios' price per share as computed for purpose of sales and redemptions at $1.00. Under the Rule, such procedures must include review of portfolio holdings by the Board of Directors at such intervals as it deems appropriate, and at such intervals as are reasonable in light of current market conditions, to determine whether the Portfolios' net asset value calculated by using available market quotations deviates from the per share value based on amortized cost. "Available market quotations" may include actual quotations, estimates of market value reflecting current market conditions based on quotations or estimates of market value for individual portfolio instruments or values obtained from yield data relating to a directly comparable class of securities published by reputable sources. Under the Rule, whenever the deviation of the current net asset value per share based on available market quotations from a Portfolio's amortized cost price per share reaches 1/2 of 1%, the Board must promptly consider what action, if any, will be initiated. However, the Board has adopted a policy under which it will be required to consider what action to take whenever the deviation of the current net asset value per share based on available market quotations from a Portfolio's amortized cost price per share reaches .003. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to potential investors or existing shareholders, it is to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a net asset value per share using available market quotations.

         A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any day the Exchange is open for trading; however, on any such day that is an official bank holiday in Massachusetts, neither purchases nor wired redemptions can become effective because Federal Funds cannot be received or sent by State Street Bank & Trust Company. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings), when trading in the markets which the Fund normally utilizes is restricted, or an emergency (as determined by the Securities and Exchange Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The New York Stock Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas Day. It may also close on other days. The value of a shareholder's investment at the time of redemption may be more or less than his cost, depending on the market value of the securities held by the Fund at such time and the income earned.


                                  CAPITAL STOCK

         The Fund has authority to issue shares of capital stock classified as "Common Stock." The shares of common stock are classified into five separate series. The shares of each series are freely transferable and equal as to earnings, assets and voting privileges with all other shares of that series. There are no conversion preemptive or other subscription rights. Upon liquidation of the Fund or any series, shareholders of a series are entitled to share pro rata in the net assets of that series available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.


                                      TAXES

         Each Portfolio intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code ("Code"). Provided that a Portfolio (a) is a regulated investment company and (b) distributes at least 90% of its taxable net investment income (including, for this purpose, net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), the Portfolio will not be liable for Federal income taxes to the extent that its taxable net investment income and its net realized long-term and short-term capital gains are distributed to its shareholders. In addition, provided that a Portfolio distributes to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains, the Portfolio will avoid the imposition of a 4% excise tax.

         Shareholders normally will be liable for federal income taxes, and any applicable state and/or local income taxes, on distributions of taxable net investment income and net realized capital gains. Any net short-term and long-term capital gains realized by a Portfolio will be distributed annually as described in the Prospectus. Distributions of taxable net investment income and short-term capital gains are taxable as ordinary income, regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Portfolio and regardless of whether the distribution is received in additional shares or in cash, and will be designated as long-term capital gain dividends in a written notice mailed by the Portfolio to shareholders after the close of the Portfolio's taxable year. If a shareholder receives a long-term capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six-month rule described below relating to exempt-interest dividends) on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the long-term capital gain dividend. At November 30, 1999, accumulated net realized capital loss available as a reduction against future net realized capital gains were: General--$44,985 of which $8,627 will expire in 2000, $299 will expire in 2001, $33,497 will expire in 2003, $1,853 will expire in 2005 and $709 will expire in 2006; California--$30,717 of which $5,856 will expire in 2000, $1,137 will expire in 2001, $13,827 will expire in 2003, $9,304 will expire in 2004 and $593 will expire in 2005; California had $725 in capital loss carryforwards expire on November 30, 1999; New York--$24,595 of which $3,198 will expire in 2000, $934 will expire in 2001, $19,669 will expire in 2003 and $794 will expire in 2005. To the extent that these capital loss carryforwards are used to offset future net realized capital gains, the gains offset will not be distributed to shareholders. Primary, General and California utilized $656, $6,476 and $5, respectively, of capital loss carryforwards during the year ended November 30, 1999.

         Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by a Portfolio of any taxable net investment income and net realized short-term capital gains.

         The Municipal Portfolios are designed to provide investors with current income which is excluded from gross income for Federal income tax purposes and with respect to the New York Municipal and California Municipal Portfolios, exempt from New York State and New York City personal income taxes and from California personal income tax, respectively. Investment in the Portfolios would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income. Although each of the Municipal Portfolios expects to be relieved of all or substantially all Federal and state income or franchise taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of a Portfolio's income which is treated as earned in any such state or locality could be subject to state and local tax. Any such taxes paid by a Portfolio would reduce the amount of income and gains available for distribution to shareholders.

         Because the Municipal Portfolios will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry shares of a Portfolio is not deductible for Federal income and New York State and New York City personal income tax purposes and California personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by a Portfolio which represents income derived from private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the applicable Prospectus for the Municipal Portfolios, some (and potentially all) of a Portfolio's dividends may be a specific preference item or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes with resulting tax for individuals and corporations subject to such alternative minimum tax ("AMT"). In addition, the receipt of dividends and distributions from a Portfolio also may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporate shareholder's Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisors as to whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a Federal alternative minimum tax, the Federal environmental tax, the Federal branch profits tax or the Federal excess net passive income tax.

         Each shareholder will receive after the close of the calendar year an annual statement as to the Federal income tax status of his or her dividends and distributions from the Portfolio for the prior calendar year. These statements also will designate the amount of exempt-interest dividends that is a specified preference item for purposes of the Federal individual and corporate alternative minimum taxes. Each shareholder of the General Municipal Portfolio will also receive a report of the percentage and source on a state-by-state basis of interest income on municipal obligations received by the Portfolio during the preceding calendar year. Each shareholder of the New York Municipal Portfolio will receive an annual statement as to the New York State and New York City personal income tax status of his or her dividends and distributions from such Portfolio for the prior calendar year and each shareholder of the California Municipal Portfolio will receive an annual statement as to the California State personal income tax status of his or her dividends and distributions from such Portfolio for the prior calendar year. Shareholders should consult their tax advisors as to any other state and local taxes that may apply to these dividends and distributions. In the event that a Municipal Portfolio derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its actual taxable net investment income bears to its total taxable net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

         If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 31% "backup withholding tax" with respect to (a) taxable dividends and distributions, and (b) the proceeds of any redemptions of shares of a Portfolio. An individual's taxpayer identification number is his or her social security number. The 31% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.

         The foregoing is only a summary of certain tax considerations generally affecting each Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.


                                PERFORMANCE DATA

Yields. Yields on portfolio securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the fixed-income or tax-exempt securities market, the size of particular offerings, the maturity of obligations and the rating of an issue. The ratings of the rating organizations represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity and interest rate with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of securities or changes in the investment objectives of investors. Subsequent to purchase, an issue of Municipal Securities or other investments may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Portfolio. Neither event will require the elimination of an investment by a Portfolio, but the Advisor will consider such an event in its determination of whether a Portfolio should continue to hold an investment.

         Yield information may be useful to investors in reviewing a Portfolio's performance. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in any of the Portfolios of the Fund is not insured as is typically the case with deposits in a bank or savings and loan; yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation of future yields or rates of return. Yield is affected by portfolio quality, portfolio maturity, type of instruments held and operating expenses. When comparing a Portfolio's yield with that of other investments, investors should understand that certain other investment alternatives such as money market instruments or bank accounts provide fixed yields and also that bank accounts may be insured.

         From time to time the Fund may advertise yield figures. Reference in advertisements may be made to ratings and rankings among similar funds by independent evaluators such as Lipper Analytical Services Inc. and Donoghue's Money Fund Report, and the performance of the Portfolios may be compared to recognized indices of market performance.

         There are two methods by which the Portfolios' yield for a specified period of time is calculated.

         The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share at the beginning of the period. The net asset value of this share will be $1.00. The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period; however, capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation) are excluded from the calculation. Thus, the dividends used in the yield computation may not be the same as the dividends actually declared, as the capital changes in question may be included in the dividends declared. Instead, the dividends used in the yield calculation will be those which would have been declared if the capital changes had not affected the dividends. This net change in the account value is then divided by the value of the account at the beginning of the period and the resulting figure (referred to as the "period base return") is then annualized by multiplying it by 365 and dividing it by the number of days in the period; the result is the "current yield." Normally a seven day period will be used in determining yields (both the current and the effective yield discussed below) in published or mailed advertisements.

         The second method results in an amount referred to as the "effective yield." This represents an annualization of the current yield with dividends reinvested daily. This effective yield for a seven day period would be computed by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

         "Tax equivalent yield" is calculated by dividing the percentage of the current yield or the effective yield which is not subject to federal income tax by the reciprocal of the applicable federal tax rate and adding the percentage of the current or effective yield to the quotient.

TAX EQUIVALENT CURRENT YIELD = T/r + R

r = reciprocal of applicable tax rate (1.00 - tax rate = r)
T = % of yield which is tax-exempt
R = % of yield taxable

The "current yield" is calculated for the indicated period according to the following formula:

CURRENT YIELD = (Base Period Return) x 365/7

The "effective yield" is calculated for the indicated period according to the following formula:

                                           365/7
EFFECTIVE YIELD = [(Base Period Return + 1)     ]-1

Where: Base Period Return is the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the difference by the value of the account at the beginning of the base period.



                           Yield for Seven Day Period

Portfolio                  Yield for seven-day period ended 11/30/99
---------                  -----------------------------------------
                           Current                           Effective
Primary                     4.80%                              4.91%
Government                  4.50%                              4.60%
General Municipal           2.77%                              2.81%
California Municipal        2.45%                              2.48%
New York Municipal          2.65%                              2.69%


                     Tax Equivalent Yield -- 30 day period

                  FOR THE 30-DAY PERIOD ENDED NOVEMBER 30, 1999
Portfolio             At Federal Income Tax Rate of 39.6%*
---------             ------------------------------------
General Municipal                     4.40%
California Municipal                  3.96%
New York Municipal                    4.17%

* A portion of the tax-exempt dividends paid by the Portfolios is treated as a tax preference item for individuals subject to the alternative minimum tax. For the fiscal year ended November 30, 1999, approximately 23.63%, 7.99%, and 11.66%, respectively, of distributions of the General, California and New York Municipal Portfolios were tax preference items; for the calendar year ended December 31, 1999, approximately 24.76%, 6.72% and 11.01%, respectively, of distributions were tax preference items. In addition, certain corporate shareholders which are subject to the alternative minimum tax may also have to take remaining distributions by the Portfolios into account in computing the alternative minimum tax. The tax equivalent yield for the California Municipal Portfolio is based on an assumed California State tax rate of 9.3%. The tax equivalent yield for the New York Municipal Portfolio is based on an assumed New York state tax rate of 6.85%; if a shareholder was a New York City resident, the tax-equivalent yield would have been 4.67%, based on an assumed New York City tax rate of 3.8276%.

                             ADDITIONAL INFORMATION

Description of the Fund. The Fund was formed under the laws of Maryland on April 27, 1989 under the name Quest Cash Reserves, Inc. The name of the Fund was changed to OCC Cash Reserves, Inc. on January 31, 1996. It is not contemplated that share certificates will be issued or regular annual meetings of the shareholders will be held. The Fund will provide without charge to any stockholder, upon request to the Secretary at the Corporation's principal office, (a) a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class of stock which the Corporation is authorized to issue, (b) the differences in the relative rights and preferences between the shares of each series to the extent they have been set, and (c) the authority of the Board of Directors to set the relative rights and preferences of subsequent series.

Possible Additional Portfolio Series. If additional Portfolios are created by the Board of Directors, shares of each such Portfolio will be entitled to vote as a class only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Directors. Expenses not otherwise identified with a particular Portfolio will be allocated fairly among two or more Portfolios by the Board of Directors.

         Under Rule 18f-2 of the 1940 Act, any matter to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of directors or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Independent Accountants. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the independent accountants of the Fund and of each Portfolio; their services include auditing the annual financial statements of each Portfolio as well as other related services.

Custodian and Transfer Agent. The custodian of the assets, transfer agent and shareholder servicing agent for the Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.

Telephone Redemptions and Exchanges. In the absence of negligence on the part of the Transfer Agent or gross negligence on the part of the Fund, neither the Fund, the Transfer Agent nor their affiliates shall be liable for any loss, cost or expense caused by unauthorized telephone redemption and exchange instructions.

                                    APPENDIX

       DESCRIPTION OF COMMERCIAL PAPER AND MUNICIPAL BOND AND NOTE RATINGS

Commercial paper ratings

         Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 - Superior Ability for Repayment; Prime 2 - Strong Ability for Repayment; Prime 3 - Acceptable Ability for Repayment.

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rated "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

         Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

         Duff & Phelps' short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

         Thomson's BankWatch, Inc. assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from A for highest quality to E for the lowest, companies with very serious problems.

Bond ratings

                  A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure. While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical figures "1", "2" and "3" in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

         Debt rated "AAA" by Standard & Poor's has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

         Debt rated AAA, the highest rating by Duff & Phelps, is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated AA is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

Note ratings

Moody's

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's

SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

Description of Moody's four highest municipal bond ratings

         Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Description of S&P's four highest municipal bond ratings

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

         A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

         BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

Description of Fitch's four highest municipal bond ratings

         Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

Description of Moody's highest ratings of state and municipal notes and other short-term loans

         Moody's ratings for state and municipal notes and other short-term loans are designated "Moody's Investment Grade" ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Description of S&P's ratings of state and municipal notes and other short-term loans

         Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

         SP-1. Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2.  Satisfactory capacity to pay principal and interest

                              Financial Statements




16887503 03/29/00 1:16E 99566085                            B-19
November 30, 1999
Schedules of Investments
Primary Portfolio

Principal
Amount
(000)                                              Value

U.S. Government Agencies--5.9%
     $38,000  Federal Home Loan Bank,
                5.00%, 2/11/00..............    $ 38,000,000
      29,713  Federal Home Loan Mortgage
                Corporation, 5.45%, 12/10/99      29,672,516
      78,000  Student Loan
                Marketing Association,
                5.05%-5.16%, 1/19/00-3/8/00.      78,000,000
                                                  ----------

Total U.S. Government Agencies
(amortized cost--$145,672,516)...............     145,672,516
                                                  -----------

Bank Notes--1.6%
      40,000  Wachovia Bank, NC,
4.99%-5.38%, 12/28/99-2/7/00
(amortized cost--$39,695,417)................      39,695,417
                                                   ----------

Certificates of Deposit--15.8%
      95,000  Bank of Nova Scotia,
                5.40%-6.06%, 12/6/99-1/24/00       95,000,000
      60,000  Canadian Imperial Bank of
                Commerce, 5.39%-5.40%,
                12/20/99-12/27/99...........       60,000,000
      85,000  National Westminister Bank plc,
                5.29%-5.37%, 12/13/99-12/27/99     85,000,000
      95,000  Rabobank Nederland NV,
                4.92%-5.36%, 12/14/99-2/7/00       95,000,767
      55,000  Societe Generale 5.45%-6.00%,
                12/29/99-3/1/00.............       55,000,000
                                                   ----------

Total Certificates of Deposit
(amortized cost--$390,000,767)...............     390,000,767
                                                  -----------

Commercial Paper--71.5%
      50,000  Abbey National North America,
                5.77%, 2/7/00...............      49,455,056
      30,000  ABN-Amro North America Finance Inc.,
                5.41%, 12/20/99.............      30,000,000
      52,415  American Express Credit Corp.,
                5.23%-5.98%, 12/16/99-1/24/00     52,062,849
      50,000  BankAmerica Corp.,
                5.80%-5.98%, 1/5/00-2/3/00..      49,618,211
      74,700  British Columbia (Province of),
                5.64%-5.70%, 2/22/00-5/15/00      73,266,326

Principal
Amount
(000)                                              Value

     $50,000  Canadian Wheat Board
                5.67%, 2/4/00...............     $49,488,125
      83,050  Daimler-Chrysler North America
                Holding Corp., 5.73%-5.92%,
                2/14/00-2/28/00.............      81,932,598
      10,000  Deere (John) Capital Corp.,
                5.29%, 12/13/99.............       9,982,367
      35,000  Diageo Capital plc,
                5.87%, 1/18/00..............      34,726,067
      60,000  Dover Corp.,
                5.32%-5.53%, 12/9/99-12/16/99     59,895,408
      25,000  Exxon Asset Management Co.,
                5.80%, 1/27/00..............      24,770,417
      67,000  Ford Motor Credit Co.,
                5.24%-5.83%, 12/15/99-2/2/00      66,548,547
      32,000  General Electric Capital Corp.,
                5.31%, 12/8/99..............      31,966,960
      50,000  General Electric Capital Services Inc.,
                5.15%, 12/6/99..............      49,964,236
      50,000  General Motors Acceptance Corp.,
                5.75%, 2/14/00..............      49,401,042
      32,200  Glaxo Wellcome plc,
                5.85%, 3/2/00...............      31,718,610
      50,000  Goldman Sachs Group L.P.,
                5.98%, 2/3/00...............      49,468,444
      95,000  Halifax plc,
                5.20%-5.82%, 12/1/99-3/30/00      94,425,750
      45,000  IBM Corp.,
                5.25%-5.79%, 12/15/99-1/14/00     44,782,250
      86,000  Merrill Lynch & Co. Inc.,
                5.30%-5.92%, 12/3/99-2/15/00      85,302,844
      70,000  Morgan Stanley Dean Witter & Co.,
                5.95%-6.04%, 1/6/00-1/13/00.      69,548,400
      75,000  Norwest Financial Inc.,
                5.45%-5.75%, 12/6/99-2/28/00      74,539,480
      85,000  Oesterreichische Kontrollbank AG,
                5.62%-5.92%, 1/18/00-4/25/00      83,852,766
      50,000  Prudential Funding Corp.,
                5.83%, 1/10/00..............      49,676,111
      60,000  Rio Tinto America Inc.,
                5.80%-5.82%, 2/16/00-2/28/00      59,196,383
      60,000  Royal Bank of Canada,
                5.30%-5.39%, 12/29/99-5/4/00      59,889,533
      50,000  Svenska Handelsbanken Inc.,
                5.33%, 12/21/99.............      49,851,944
      50,000  Swedish Export Credit Corp.,
                5.25%-5.28%, 1/18/00-1/31/00      49,601,333
      80,000  Toronto-Dominion Holdings USA Inc.,
                5.29%-5.32%, 12/2/99-12/14/99     79,935,310
      30,000  TransAmerica Financial Corp.,
                5.34%, 12/7/99..............      29,973,300

Principal
Amount
(000)                                              Value

Commercial Paper (cont'd.)

     $90,000  UBS Finance Delaware Inc.,
                5.69%, 12/1/99..............    $ 90,000,000
      45,000  Wachovia Bank
                5.35%, 12/21/99-12/30/99....      45,000,000
                                                  ----------
Total Commercial Paper
(amortized cost--$1,759,840,667).............   1,759,840,667
                                                -------------
Total Investments
(amortized cost--$2,335,209,367+)....94.8%       2,335,209,367
Other assets less liabilities.......     5.2       128,092,791
                                         ---       -----------
Net Assets      ....................  100.0%    $2,463,302,158
                                      ======    ==============

Government Portfolio

U.S. Government Agencies--99.6%
Federal Home Loan Bank--19.1%
      $2,000  5.00%,   2/11/00..............      $ 2,000,000
       1,500  5.18%,  12/23/99..............        1,495,252
       1,386  5.40%,  12/22/99..............        1,381,634
       2,000  5.47%,    2/9/00..............        1,978,728
       3,500  5.53%,    2/4/00..............        3,465,053
       1,500  5.53%,    3/8/00..............        1,477,419
       3,350  5.57%,   12/1/99..............        3,350,000
       1,000  5.61%,   4/26/00..............          977,093
                                                   ----------
Total Federal Home Loan Bank
(amortized cost--$16,125,179)................      16,125,179
                                                   ----------
Federal Home Loan Mortgage Corporation--32.7%
       1,000  5.04%,   12/8/99..............          999,020
         129  5.10%,  12/10/99 ..............         128,836
       5,170  5.14%,  12/20/99-12/30/99......       5,155,019
       6,000  5.17%,  12/31/99 ..............       5,974,150
       2,000  5.21%,   1/24/00..............        1,984,370
       2,000  5.23%,   1/25/00..............        1,984,020
       3,000  5.26%,  12/15/99 ..............       2,993,863
       2,500  5.40%,  12/29/99 ..............       2,489,500
       1,405  5.43%,  12/29/99 ..............       1,399,066
       1,200  5.48%,  12/14/99 ..............       1,197,625
       3,000  5.56%,    3/2/00..............        2,957,373
         189  5.62%,   1/25/00..............          187,377
                                                    ---------
Total Federal Home Loan Mortgage Corporation
(amortized cost--$27,450,219)................      27,450,219
                                                   ----------


Principal
Amount
(000)                                              Value

Federal National Mortgage Association--45.4%
      $5,000  5.24%, 12/13/99 ..............    $ 4,991,267
         160  5.26%, 12/7/99  ..............        159,860
       7,883  5.28%, 12/2/99-12/17/99.......      7,874,967
       3,500  5.29%, 12/9/99  ..............      3,495,886
       3,000  5.30%, 12/2/99  ..............      2,999,558
       3,000  5.47%,  3/6/00  ..............      2,956,240
       4,000  5.48%, 4/10/00-4/24/00 .......      3,915,973
       2,735  5.52%, 5/11/00  ..............      2,667,062
       2,000  5.53%, 2/17/00  ..............      1,976,037
       1,500  5.59%, 1/20/00  ..............      1,488,354
       1,700  5.60%, 1/20/00  ..............      1,686,778
       4,000  5.64%, 5/18/00  ..............      3,894,093
                                                  ---------

Total Federal National Mortgage Association
(amortized cost--$38,106,075)................     38,106,075
                                                  ----------

Student Loan Marketing Association--2.4%
       2,000  5.05%, 1/19/00
(amortized cost--$2,000,000).................      2,000,000
                                                   ---------

Total Investments
(amortized cost--$83,681,473+)..........  99.6%   83,681,473
Other assets less liabilities..........    0.4       341,570
                                           ---   -----------
Net Assets      .......................  100.0%  $84,023,043
                                         =====   ===========

General Municipal Portfolio

Alabama--1.8%
      $2,150  Phenix City Environ. Improv.
                Rev., Mead Proj., Ser. A, VRDN*
                3.80%, 6/1/28...............    $ 2,150,000
                                                -----------

Alaska--3.4%
       1,105  Anchorage Water Rev.
                4.50%, 9/1/00...............      1,109,794
       3,000  Valdez Marine Term. Rev.,
                Arco Trans. Proj.,
                3.60%, 12/1/99..............      3,000,000
                                                 ----------
                ............................      4,109,794
                                                  ---------

November 30, 1999

Schedules of Investments (continued)

General Municipal Portfolio (cont'd.)

Principal
Amount
(000)                                              Value

Arizona--1.7%
      $1,000  Arizona Edl. Ln. Mktg. Corp.,
                ELR, Ser. A, VRDN*
                (LC; Dresdner Bank AG),
                4.00%, 12/1/20..............     $1,000,000
       1,000  Maricopa Cnty PCR., VRDN*
                3.75%, 5/1/29...............      1,000,000
                                                  ---------
                ............................      2,000,000
                                                  ---------

Colorado--2.7%
       3,300  Denver City & Cnty.,
                Colorado Airport Sys.,
                (LC; Bayerische Landesbank
                Girozentrale),
                3.70%, 2/7/00...............      3,300,000
                                                  ---------

Delaware--3.4%
         400  Delaware Cnty. IDA,
                Parcel Services,VRDN*
                3.60%, 12/1/15 .............        400,000
       1,000  Delaware St. EDA Rev.,
                Ser. A, VRDN*
                3.85%, 10/1/17..............      1,000,000
       1,300  Delaware St. EDAR,
                Delmarva Light & Power Co.
                Proj., VRDN*
                3.85%, 10/1/17..............      1,300,000
       1,400  Delaware St. EDAR,
                Gas Power Proj., VRDN*
                3.85%, 10/1/29..............      1,400,000
                                                  ---------
                ............................      4,100,000
                                                  ---------

Florida--1.7%
       1,000  Jacksonville EAR Ser. 16,
                4.00%, 10/1/00..............      1,002,425
       1,000  Sarasota Water & Sewer Util.
                Rev., Ser. H-1, VRDN*
                3.75%, 10/1/00..............      1,016,178
                                                 ----------
                ............................      2,018,603
                                                  ---------


Principal
Amount
(000)                                              Value

Georgia--3.2%
      $1,780  Gwinnett Cnty Sch Dist.,
                Ser. A, 5.10%, 2/1/00.......     $1,785,490
       2,000  Georgia Muni. Elec. Auth.,
                Ser. A, (LC; Morgan Guaranty Trust),
                3.60%, 12/2/99..............      2,000,000
                                                  ---------
                ............................      3,785,490
                                                  ---------


Hawaii--0.8%
       1,000  Hawaii St. Secondary Mkt. Svcs.
                Corp., SLR, Ser. III, VRDN*
                (LC; National Westminster
                Bank plc), 3.95%, 9/1/10....      1,000,000
                                                  ---------

Iowa--1.7%
       2,000  Iowa St. Sch. Cash Antic.
                Prog., 4.00%, 6/23/00.......      2,008,346
                                                  ---------

Indiana--1.7%
       1,000  Indiana Univ.,
                4.35%, 8/1/00...............      1,003,218
       1,000  Indianapolis PIB,
                Ser. A,
                4.00%, 1/10/00..............      1,000,806
                                                  ---------
                ............................      2,004,024
                                                  ---------

Kentucky--7.3%
         200  Boone Cnty. PCR,
                Cincinnati Elec. & Gas Co. Proj.,
                Ser. A, VRDN*
                (LC; Union Bank of Switzerland),
                3.80%, 8/1/13...............        200,000
       5,000  Jefferson Cnty,
                1996 Ser. A.
                3.65%, 3/6/00...............      5,000,000
       2,000  Kentucky HEL, Student Loan Corp.,
                SLR, Ser. E, VRDN*
                (Insd.; AMBAC),
                3.90%, 12/1/11..............      2,000,000
       1,600  Louisville & Jefferson Cnty,
                Worldwide Ser. A, VRDN*
                3.75%, 1/1/29...............      1,600,000
                                                  ---------
                ............................      8,800,000
                                                  ---------

Principal
Amount
(000)                                              Value

Maryland--2.5%
      $3,000  Anne Arundel Cnty. EDR,
                Ser. B,
                3.90%, 1/24/00..............      $3,000,000
                                                  ----------
Massachusetts--0.8%
       1,000  Brookline GO,
                4.90%, 9/1/00...............       1,009,282
                                                   ---------
Michigan--1.2%
       1,400  Michigan St. Strategic,
                Dow Chem. Co. Proj., VRDN*
                3.65%, 2/1/09...............       1,400,000
                                                   ---------
Missouri--1.0%
       1,190  Missouri St. GO,
                Fourth State, Ser. A,
                6.25%, 6/1/00...............       1,205,191
                                                   ---------
Nebraska--3.1%
              Nebraska HEL Prog.,
                Student Loan, (LC; SLMA),
       2,100    Ser. A, VRDN*
                4.05%, 12/1/16..............       2,100,000
       1,600    Ser. C, VRDN*
                4.05%, 8/1/18...............       1,600,000
                                                   ---------
                ............................       3,700,000
                                                   ---------
New Jersey--1.5%
       1,750  Somerset Cnty.,
                5.10%, 9/15/00..............       1,768,803
New York--8.2%
       2,000  New York City GO,
                Ser. 5B, (Insd.; MBIA),
                3.50%, 12/6/99..............       2,000,000
       1,300  New York St. JDA,
                Ser. A1-A13, VRDN*
                3.80%, 7/1/02...............       1,300,000



Principal
Amount
(000)                                              Value

      $2,295  New York St. JDA,
                Ser. A1-A42, VRDN*
                3.80%, 3/1/05...............     $2,295,000
       1,500  New York St. JDA,
                Ser. B1-B21, VRDN*
                3.80%, 3/1/02-3/5/02........      1,500,000
       2,800  Triborough Bridge & Tunnel
                Auth. Rev., Ser. A,
                5.00%, 1/1/00...............      2,804,800
                                                  ---------
                ............................      9,899,800
                                                  ---------

Oregon--4.2%
       5,000  Port of Portland Special
                Oblig. Rev.,
                Horizon Air Industries Proj.
                VRDN* (LC; Bank of Montreal),
                3.80%, 6/15/27..............      5,000,000
                                                  ---------

Pennsylvania--1.7%
       2,000  Pennsylvania St. HEA, SLR,
                Ser. A, VRDN*
                (LC; SLMA),
                3.95%, 12/1/24..............      2,000,000
                                                  ---------

South Carolina--3.8%
         500  Berkeley Cnty. Exempt, IFR
                Amoco Chem. Co. Proj., VRDN*
                3.85%, 4/1/28...............        500,000
       4,070  South Carolina Jobs EDA,
                St. Francis Hospital Proj., VRDN*
                3.85%, 7/1/22...............      4,070,000
                                                  ---------
                ............................      4,570,000
                                                  ---------

Tennessee--1.9%
       2,300  Hamilton Cnty. IDR,
                Seaboard Feeds Inc. Proj., VRDN*
                (LC; Bank of New York),
                4.00%, 12/1/17..............      2,300,000
                                                  ---------

November 30, 1999

Schedules of Investments (continued)

General Municipal Portfolio (cont'd.)

Principal
Amount
(000)                                              Value

Texas--22.8%
      $2,000  Austin Util. Sys.,
                3.85%, 2/16/00..............     $2,000,000
       1,000  Brazos HEA, Ser. B-1,
                VRDN* (CS; SLMA),
                3.85%, 6/1/23...............      1,000,000
       5,000  City of Fort Worth GO,
                3.45%, 1/18/00..............      5,000,000
       1,500  Fort Worth Water & Sewer,
                4.00%, 2/15/00..............      1,501,718
       1,800  Dallas Area Rapid Transit,
                STR, Ser. B
                (LC; Westdeutsche Landesbank),
                3.20%, 1/18/00..............      1,800,000
       2,000  El Paso Water & Sewer,
                Ser. A, (LC; Bank of America),
                3.55%, 2/2/00...............      2,000,000
       3,400  Grapevine IDR,
                Multiple Mode, American Airlines
                Proj.,  Ser. B1, VRDN*
                (LC; Morgan Guaranty Trust),
                3.70%, 12/1/24..............      3,400,000
       1,000  Gulf Coast WDA, Env.
                Facs. Rev., Amoco Oil Co. Proj.,
                VRDN* 3.85%, 1/1/26.........      1,000,000
         800  Gulf Coast WDA, PCR,
                Amoco Oil Co. Proj., VRDN*
                3.60%, 10/1/17..............        800,000
       1,800  Harris Cnty., PCR, VRDN*
                3.70%, 8/15/27..............      1,800,000
         500  Port Arthur Navigation Dist.,
                Texaco Inc. Proj., VRDN*
                3.75%, 10/1/24..............        500,000
         480  Texas HEA, Ser. B, VRDN*
                 (Insd.; FGIC),
                3.85%, 12/1/25..............        480,000
       5,000  Texas St., GO, Ser. A,
                4.50%, 12/31/00.............      5,028,789
       1,000  Univ. of Texas,
                Sys. Rev., Ser. A,
                3.20%, 2/1/00...............      1,000,000
                                                  ---------
                ............................     27,310,507
                                                 ----------




Principal
Amount
(000)                                              Value

Utah--1.7%
      $2,000  Utah St. Brd. Regents SLR,
                Ser. L, VRDN*
                 (Insd.; AMBAC),
                3.95%, 11/4/25..............    $ 2,000,000

Washington--5.8%
       3,000  King Cnty., Sewer Rev., Ser.A,
                3.65%, 12/6/99..............      3,000,000
       2,500  Port Sea. GO,
                3.85%, 2/9/00...............      2,500,000
       1,500  Seattle City,
                Muni. Power & Light Rev.,
                3.40%, 2/28/00..............      1,500,000

                ............................      7,000,000

Wisconsin--2.7%
       1,500  Kenosha Univ. TRAN,
                School Dist. No. 001,
                4.15%, 10/6/00  ............     1,504,893
       1,763  Wisconsin St. GO,
                3.80%, 2/14/00..............      1,763,000

                ............................      3,267,893

Wyoming--3.0%
         700  Kemmerer PCR., VRDN*
                3.60%, 11/1/14..............        700,000
       1,200  Lincoln Cnty. PCR, VRDN*
                3.60%, 11/1/14..............      1,200,000
       1,700  Sweetwater Cnty. PCR, VRDN*
                Idaho Power Co. Proj.,
                3.65%, 7/15/26..............      1,700,000

                ............................      3,600,000

Total Investments
(amortized cost--$114,307,733+)         95.3%    114,307,733
Other assets less liabilities            4.7      5,694,723
                                         ---      ---------
Net Assets                            100.0%  $120,002,456
                                      ======  ============

California Municipal Portfolio

Principal
Amount
(000)                                              Value

California Municipal Bonds & Notes--89.1%
      $  385  Alameda Cnty.,
                Var. Cap. Impts. Fing., VRDN*
                3.65%, 7/1/23 ..............     $  385,000
       1,700  Anaheim Ctfs. Partn.,
                1993 Ref. Projs., VRDN*
                 (Insd.; AMBAC),
                3.50%, 8/1/19...............      1,700,000
       1,800  California HFFAR,
              Var. Insd., Hospital Adventist,
                Ser. B, (Insd.; MBIA), VRDN*
                3.55%, 9/1/28...............      1,800,000
         800  Var. Insd. Sutter Chs.,
                Ser. B, (Insd.; MBIA), VRDN*
                3.40%, 7/1/12...............        800,000
       4,800  California PCFA, PCR,
                Pacific Elec. & Gas,
                Ser. C, VRDN*
                 (LC; Bank of America),
                3.25%-3.95%, 2/28/08-11/1/2      64,800,000
       1,308  California SWDR,
                Ser. 1, 3.30%, 12/7/99......      1,308,000
       2,400  California St. EDFAR,
                 (LC; Bank of America), VRDN*
                3.70%, 4/1/08...............      2,400,000
       3,000  California St. GO,
                3.20%-3.25%, 12/1/99-12/2/      993,000,000
       2,400  California SCD Auth. Rev.
                Ctfs. Partn., VRDN* (Insd.; MBIA),
                3.55%, 4/1/28...............      2,400,000
       1,300    John Muir/Mt. Diablo Health Proj.,
                VRDN* (Insd.; AMBAC),
                3.55%, 8/15/27..............      1,300,000
       2,000  California SCD Corp. Rev., ID,
                4.00%, 6/30/00..............      2,009,200
         600  Chula Vista IDR,
                San Diego Elec. & Gas Co.,
                Ser. A, VRDN*
                3.50%, 3/1/23...............        600,000
         700  Chula Vista IDR,
                San Diego Elec. & Gas Co.,
                Ser. B, VRDN*
                4.00%, 12/1/21..............        700,000



Principal
Amount
(000)                                              Value

      $3,000  East Bay Muni Util. Dist.,
                3.10%, 12/6/99..............     $3,000,000
       2,000  Kern Cnty. TRAN,
                4.00%, 6/30/00..............      2,009,537
       2,000  Los Angeles Cnty. TRAN, Ser. A,
                4.00%, 6/30/99..............      2,010,106
       3,000  Los Angeles Wastewater Sys.,
                3.20%-3.25%, 12/2/99........      3,000,000
       2,000  Los Angeles Cnty. Cap. Assets,
                3.40%, 12/6/99..............      2,000,000
       2,000  Metropolitan Water,
                Dist. of So. Calif., Ser. B,
                3.40%, 12/7/99..............      2,000,000
       1,400  Orange Cnty. Impt. Act 1915,
                1915 Adj., VRDN*
                 (Insd.; FGIC),
                3.55%, 9/2/18...............      1,400,000
       1,200  Orange Cnty. WD Ctfs. Partn.,
                Ser. B, VRDN*
                 (LC; National Westminster Bank plc),
                3.55%, 8/15/15..............      1,200,000
       2,000  San Bernardino Cnty. TRAN,
                3.75%, 9/29/00..............      2,005,911
       3,000  San Diego Cty WD,
                Ser. 1
                3.40%, 12/9/99..............      3,000,000
       2,800  San Diego Regional Transportation,
                Ser. A,
                3.40%, 12/8/99..............      2,800,000
       1,500  San Diego Unified Port. Dist, Ser. B,
                3.50%, 1/24/00..............      1,500,000
       1,100  San Diego Unified School District,
                4.25%, 9/29/00..............      1,107,616
       3,000  San Francisco Bay,
                 (LC; Union Bank of Switzerland),
                3.20%, 2/7/00...............      3,000,000
       1,000  Santa Barbara Cnty.,
                4.25%, 9/29/00..............      1,006,917
         872  Santa Clara Cnty. El Camino
                Dist. Hosp. FAR,
                Lease--VY Med. Ctr. Proj.,
                Ser. A, VRDN*
                 (LC; Bayerische Vereinsbank AG),
                3.65%, 8/1/15...............        872,000
       1,000  So. Calif. Edison Co.,
                3.60%, 2/2/00...............      1,000,000

November 30, 1999

California Municipal Portfolio (cont'd.)

Principal
Amount
(000)                                              Value

California Municipal Bonds & Notes (cont'd.)
      $1,100  So. Calif. Pub. Power
                Auth. Rev., Transmission Proj.,
                VRDN* (LC; Barclays Bank plc),
                3.50%, 7/1/19...............     $ 1,100,000
       2,000  University of California,
                Board of Regents, Ser. A,
                3.35%, 12/8/99..............       2,000,000
                                                 -----------

Total California Municipal Bonds & Notes
(amortized cost--$59,214,287)................     59,214,287
                                                 -----------

Tax-Exempt Commercial Paper--4.3%
Puerto Rico--4.3%
       2,839  Puerto Rico Gov't. Dev. Bank,
                3.30%, 2/7/00
 (amortized cost--$2,839,000)................      2,839,000
                                                   ---------

Total Investments
(amortized cost--$62,053,287+).....     93.4%     62,053,287
Other assets less liabilities.....       6.6       4,415,691
                                         ---       ---------
Net Assets      ..................     100.0%    $66,468,978
                                      ======     ===========



New York Municipal Portfolio

Principal
Amount
(000)                                              Value

New York Municipal Bonds & Notes--90.4%
      $1,000  Broome Cnty., BAN,
                3.50%, 4/5/00...............     $1,001,536
       1,800  City of New York GO,
                Sub. Ser. H3,
                3.70%, 2/14/00..............      1,800,000
       2,100  Long Island Power Auth.,
                Elec. Sys. Rev.,
                Ser. 3, (LC; Westdeutsche
                Landesbank),,
                 3.55%, 2/7/00 .............      2,100,000
       3,000    MTA Transit Fac. TRAN,
                Special Obligation,
                Ser. CP1-Sub. Ser. B,
                 (LC; ABN-Amro Bank NV),
                3.50%-3.60%, 1/8/00-2/7/00 .      3,000,000
       1,500  Municipal Assistance Corp.,
                5.50%, 1/7/00 ..............      1,517,861
       1,100  Nassau Cnty. IDA,
                Civic Fac. Rev.,
                Van Winthrop Univ. Hospital, VRDN*
                3.75%, 3/1/28...............      1,100,000
       1,000  New York City,
                Ser. H, VRDN*
                7.875%, 8/1/00..............      1,027,789
       2,500  New York City,
                Water Fin. Ser. 5B
                3.50%, 12/9/99..............      2,500,000
              New York City Trust CRR,
       1,700    Museum of Broadcasting Proj.,
                VRDN* (LC; Kredietbank NV),
                3.70%, 5/1/14...............      1,700,000
       2,900    Museum of Modern Art Proj.,
                Ser. 1, (Insd.; AMBAC),
                3.70%-5.00%, 1/1/00-12/1/15.      2,901,713
       1,400  New York St. DAR,
                Memorial Sloan-Kettering Cancer
                Center Proj., VRDN*
                (LC; Chase Manhattan Bank),
                3.70%, 7/1/19...............      1,400,000
       1,200    Ser. 1996, (LC; Morgan Guaranty
                Trust),
                3.70%, 7/1/19...............      1,200,000
       2,075    St. Univ. Edl.--Ser. B
                7.25%, 5/15/00..............      2,075,375

Principal
Amount
(000)                                              Value

New York Municipal Bonds & Notes (cont'd.)
      $1,600  Oxford Univ. Press Inc.,
                VRDN* (LC; Landesbank Hessen),
                3.85%, 7/1/25...............     $1,600,000
       2,000  New York St. ERDA, Gas Fac. Rev.,
                Brooklyn Union Gas Proj.,
                Ser. A2, VRDN* (Insd.; MBIA),
                3.80%, 12/1/20..............      2,000,000
              New York St. ERDA, PCR,
       1,700    Niagara Mohawk Power Co. Proj.,
                VRDN* (LC; Morgan Guaranty Trust),
                4.00%, 7/1/15...............      1,700,000
       1,300    Rochester Elec. & Gas Co. Proj.,
                Ser. A, VRDN*
                 (Insd.; MBIA),
                3.85%, 8/1/23...............      1,300,000
       1,400  New York St., HFFAR
                Normandie Ct. I Proj, VRDN*
                3.70%, 5/15/15..............      1,400,000
       1,000  New York St. GO, Ser. U,
                3.50%, 1/25/00..............      1,000,000
       1,200  New York St. JDA, VRDN*
                New York St. GO, Ser. U,
                3.60%, 2/10/00..............      1,200,000
       2,240  New York St. JDA, VRDN*
                Ser. A1-A13, Ser. B1-B8,
                3.80%, 3/1/02...............      2,240,000
       2,050  New York St. LGAC,
                Ser. E, VRDN*
                 (LC; Canadian Imperial Bank of
                Commerce),
                3.70%, 4/1/25...............      2,050,000
         700  New York St. MCF,
                Ser. A, VRDN*
                3.80%, 11/1/08..............        700,000
       2,500  New York St. PAR,
                 (LC; Commerzbank),
                3.50%, 12/6/99 .............      2,500,000


Principal
Amount
(000)                                              Value

      $2,500  New York St. Env. GO,
                Ser. 1997A,
                3.60%, 1/19/00..............    $ 2,500,000
       1,900  Port Auth. of New York &
                 New Jersey, VRDN*
                3.65%, 8/1/24...............      1,900,000
       1,000  St. Lawrence Cnty. IDA, EIR,
                Reynolds Metals Co. Proj., VRDN*
                 (LC; Royal Bank of Canada),
                3.85%, 5/1/25...............      1,000,000
       2,004  Smithtown Central Sch. Dist.
                3.80%, 6/26/00..............      2,004,380
       1,100  Syracuse IDA,
                Syracuse Univ. Proj.,
                3.75%, 3/1/23...............      1,100,000
         450  Wallkill IDA, PCR,
                Reynolds Metals Co. Proj.,
                VRDN* (LC; Dresdner Bank AG),
                3.90%, 5/1/25...............        450,000
                                                    -------

Total New York Municipal Bonds & Notes
(amortized cost--$49,968,654)................    49,968,654
                                                 ----------

Tax-Exempt Commercial Paper--1.8%
Puerto Rico--1.8%
       1,000  Puerto Rico Gov't. Dev. Bank,
                3.50%, 4/5/00
(amortized cost $1,000,000).................      1,000,000
                                                  ---------

Total Investments
(amortized cost--$50,968,654+).....    92.2%      0,968,654
Other assets less liabilities.....      7.8       4,311,958
                                        ---       ---------
Net Assets      ..................    100.0%    $55,280,612
                                      =====     ===========

     + Federal income tax basis is the same as financial reporting purposes.
     * Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). Maturity date shown is date of next rate change.

November 30, 1999

Schedules of Investments (concluded)

Abbreviations:
AMBAC      American Mortgage Bond Assurance Corporation
BAN        Bond Anticipation Notes
CRR        Cultural Resources Revenue
CS         Credit Support
DAR        Dormitory Authority Revenue
EAR        Electric Authority Revenue
EDA        Economic Development Authority
     EDFAR        Economic Development Financing Authority Revenue

EDR        Economic Development Revenue
EIR        Environment Improvement Revenue
ELR        Educational Loan Revenue
ERDA       Energy Research & Development Authority
FAR        Finance Authority Revenue
FGIC       Financial Guaranty Insurance Corporation
GO         General Obligation
HEA        Higher Education Authority
HEL        Higher Education Loan
HFFAR      Health Facilities Financing Authority Revenue
IDA        Industrial Development Agency
IDR        Industrial Development Revenue


IFR        Industrial Facilities Revenue
JDA        Job Development Authority
LC         Letter of Credit
LGAC       Local Government Assistance Corp.
MBIA       Municipal Bond Investors Assurance
MCF        Medical Care Facility
MTA        Metropolitan Transportation Authority
PAR        Power Authority Revenue
PCFA       Pollution Control Financing Authority
PCR        Pollution Control Revenue
PIB        Public Improvement Board
SCD        Statewide Communities Development
SLMA       Student Loan Marketing Association
SLR        Student Loan Revenue
STR        Sales Tax Revenue
SWDR       Solid Waste Disposal Revenue
TAN        Tax Anticipation Notes
TRAN       Tax Revenue Anticipation Notes
WD         Water District
WDA        Waste Disposal Authority

See accompanying notes to financial statements.

November 30, 1999

Statements of Assets and Liabilities


                                                                                General        California             New York
                                           Primary           Government        Municipal       Municipal              Municipal
                                          Portfolio          Portfolio         Portfolio       Portfolio              Portfolio
Assets:
  Investments, at value
     (amortized cost--
     $2,335,209,367, $83,681,473,
     $114,307,733, $62,053,287 and
     $50,968,654, respectively) ....  $2,335,209,367       $83,681,473     $114,307,733       $62,053,287         $50,968,654
  Cash .............................         232,241           170,812           23,729           148,099             228,727
  Receivable for investments
    sold/called ....................              --               --         2,880,000         1,200,000           2,800,000
  Receivable for capital stock sold.     120,413,663           168,996        2,204,488         2,791,710           1,058,658
  Interest receivable...............      12,363,279           167,811          802,890           363,477             309,746
  Prepaid expenses and other assets.          46,034            10,151            8,491               737                 775
                                    -----------------------------------------------------------------------------------------
  Total Assets......................   2,468,264,584        84,199,243      120,227,331        66,557,310           55,366,560
                                    ------------------------------------------------------------------------------------------

Liabilities:
  Payable for capital stock redeemed           4,142                 --          51,933                 --                  --
  Investment advisory fee payable...          52,449             2,272            3,169             1,739               1,474
  Distribution fee payable .........          32,096             1,139            1,609               870                 727
  Dividend payable .................       3,742,468           123,852          107,631            52,070              46,514
  Other payables and accrued
     expenses ......................       1,131,271            48,937           60,533            33,653              37,233
                                           ----------------------------------------------------------------------------------
  Total Liabilities.................       4,962,426           176,200          224,875            88,332               85,948
                                           -----------------------------------------------------------------------------------
  Net Assets........................  $2,463,302,158       $84,023,043     $120,002,456       $66,468,978          $55,280,612
                                    ------------------------------------------------------------------------------------------

Composition of Net Assets:
  Par value ($.0001 per share,
     10 billion shares
     authorized for each portfolio).      $  246,334         $   8,404        $  12,009           $ 6,650             $ 5,531
  Paid-in-capital in excess of par .   2,463,053,113        84,013,895      120,035,432        66,493,045          55,299,676
  Accumulated net realized gain
     (loss) on investments..........           2,711               744          (44,985)          (30,717)            (24,595)
                                               -------------------------------------------------------------------------------
  Net Assets........................  $2,463,302,158       $84,023,043     $120,002,456       $66,468,978          $55,280,612
                                    ------------------------------------------------------------------------------------------

  Shares outstanding................   2,463,338,617        84,044,491      120,089,945        66,500,420           55,305,207
                                       ---------------------------------------------------------------------------------------
  Net asset value per share.........           $1.00             $1.00            $1.00             $1.00                $1.00
                                               =====             =====            =====             =====                =====



See accompanying notes to financial statements.

Year ended November 30, 1999
Statements of Operations


                                                                                General        California             New York
                                           Primary           Government        Municipal       Municipal              Municipal
                                          Portfolio          Portfolio         Portfolio       Portfolio              Portfolio
Investment Income:
  Interest..........................     $124,298,680        $4,842,820       $4,274,943        $1,975,153          $2,122,890
                                         ------------        ----------       ----------        ----------          ----------

Operating Expenses:
  Investment advisory fees..........        9,867,390           478,975          653,803           335,555             344,235
  Distribution fees.................        6,042,119           239,980          335,446           167,778             172,391
  Transfer agent fees...............        1,733,273            45,536           65,352            20,154              51,965
  Administrative services fees......        1,198,105            46,245           66,125            33,460              32,475
  Shareholder servicing fees........          372,204            15,762           22,295             9,984              13,607
  Directors' fees and expenses......          196,145             8,267           11,595             5,379               6,055
  Reports to shareholders ..........          159,870             3,426            5,160             1,709               1,719
  Custodian fees ...................          157,657            35,118           40,181            14,874              18,427
  Audit and tax service fees .......           45,410            22,659           21,186            18,618              19,550
  Registration fees.................           22,706            13,703           15,449             1,031               1,490
  Legal fees........................           11,543               927            1,335               320                 379
  Miscellaneous.....................          100,307             7,222            9,731             5,878               5,996
                                              --------------------------------------------------------------------------------
     Total operating expenses.......       19,906,729           917,820        1,247,658           614,740             668,289
     Less: expense offset...........          (4,182)           (1,262)          (2,002)           (2,477)             (3,199)
                                              --------------------------------------------------------------------------------
     Net operating expenses.........       19,902,547           916,558        1,245,656           612,263             665,090
                                           -----------------------------------------------------------------------------------
     Net investment income..........      104,396,133         3,926,262        3,029,287         1,362,890           1,457,800
Net realized gain on investments....            3,367               484            6,476                 5                  --
                                         -------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------

Net increase in net assets
  resulting from operations.........     $104,399,500        $3,926,746       $3,035,763        $1,362,895          $1,457,800
                                         -------------------------------------------------------------------------------------



See accompanying notes to financial statements.

Statements of Changes in Net Assets


                                                            Primary Portfolio                       Government Portfolio
                                                         Year ended November 30,                   Year ended November 30,
                                                         -----------------------                   -----------------------
                                                        1999                1998                  1999                  1998
                                                        --------------------------------------------------------------------
Operations:
   Net investment income.................        $  104,396,133        $  107,471,188         $  3,926,262         $ 4,285,012
   Net realized gain (loss)
      on investments.....................                 3,367                   449                  484                 523
                                                ------------------------------------------------------------------------------
      Net increase in net assets
      resulting from operations..........           104,399,500           107,471,637            3,926,746           4,285,535
                                                ------------------------------------------------------------------------------
Dividends to Shareholders from:
   Net investment income.................          (104,396,133)         (107,471,188)          (3,926,262)         (4,285,012)
                                                ------------------------------------------------------------------------------

Capital Stock Transactions (at $1.00 per share):
   Net proceeds from sales...............        16,680,730,656        14,416,847,565          389,179,482         642,903,095
   Reinvestment of dividends.............           103,977,710           107,839,942            3,933,944           4,257,414
   Cost of shares redeemed...............       (16,893,848,229)      (14,117,821,757)        (421,236,776)       (634,993,342)
                                                ------------------------------------------------------------------------------
      Net increase (decrease) in
      net assets from capital stock
      transactions.......................         (109,139,863)           405,865,750         (28,123,350)          12,167,167
                                                ------------------------------------------------------------------------------
   Total increase (decrease) in
      net assets.........................         (109,136,496)           405,866,199         (28,122,866)          12,167,690
Net Assets:
   Beginning of year.....................         2,572,438,654         2,166,572,455          112,145,909          99,978,219
                                                ------------------------------------------------------------------------------
   End of year...........................        $2,463,302,158        $2,572,438,654          $84,023,043        $112,145,909
                                                ===============        ==============          ===========        ============


See accompanying notes to financial statements.


                                                    General Municipal Portfolio                California Municipal Portfolio
                                                    Year ended November 30,                      Year ended November 30,
                                                        -----------------------                      -----------------------
                                                      1999                  1998                  1999                    1998
                                                 -----------------------------------------------------------------------------------
Operations:
   Net investment income.................         $ 3,029,287         $   4,240,610           $ 1,362,890            $ 1,515,431

   Net realized gain (loss)
      on investments.....................               6,476                  (709)                    5                     --
                                                ------------------------------------------------------------------------------------
      Net increase in net assets
      resulting from operations..........           3,035,763             4,239,901             1,362,895              1,515,431
                                                ------------------------------------------------------------------------------------
Dividends to Shareholders from:
   Net investment income.................          (3,029,287)           (4,240,610)           (1,362,890)            (1,515,431)
                                                ------------------------------------------------------------------------------------

Capital Stock Transactions (at $1.00 per share):
   Net proceeds from sales...............
   Reinvestment of dividends.............         861,154,301         1,032,098,542           416,303,954            429,969,028
   Cost of shares redeemed...............           3,040,600             4,223,116             1,355,458              1,513,776
                                                ------------------------------------------------------------------------------------

                                                 (916,014,947)       (1,001,476,568)         (421,583,010)          (416,803,566)
                                                ------------------------------------------------------------------------------------
      Net increase (decrease) in
      net assets from capital stock
      transactions.......................
                                                  (51,820,046)           34,845,090            (3,923,598)            14,679,238
                                                ------------------------------------------------------------------------------------
   Total increase (decrease) in
      net assets.........................         (51,813,570)           34,844,381            (3,923,593)            14,679,238

Net Assets:
   Beginning of year.....................         171,816,026           136,971,645            70,392,571             55,713,333
                                                ------------------------------------------------------------------------------------
   End of year...........................        $120,002,456          $171,816,026           $66,468,978            $70,392,571
                                                 ============          ============           ===========            ===========




                                                     New York Municipal Portfolio
                                                        Year ended November 30,
                                                        -----------------------
                                                            1999                1998
                                                 ----------------------------------------
Operations:
   Net investment income.................                 $ 1,457,800         $ 1,876,324

   Net realized gain (loss)
      on investments.....................                          --                  --
                                                 ----------------------------------------
      Net increase in net assets
      resulting from operations..........                   1,457,800           1,876,324
                                                 ----------------------------------------
Dividends to Shareholders from:
   Net investment income.................                  (1,457,800)         (1,876,324)
                                                 ----------------------------------------

Capital Stock Transactions (at $1.00 per share)
   Net proceeds from sales...............                 403,092,986         500,835,718
   Reinvestment of dividends.............                   1,433,608           1,879,639
   Cost of shares redeemed...............                (433,394,287)       (491,805,768)
                                                 ----------------------------------------



      Net increase (decrease) in
      net assets from capital stock                      (28,867,693)          10,909,589
      transactions.......................        ----------------------------------------


   Total increase (decrease) in
      net assets.........................                (28,867,693)          10,909,589

Net Assets:
   Beginning of year.....................                  84,148,305          73,238,716
                                                 ----------------------------------------
   End of year...........................                 $55,280,612         $84,148,305
                                                          ===========         ===========


See accompanying notes to financial statements.

November 30, 1999

Notes to Financial Statements

1. Organization and Significant Accounting Policies

OCC Cash Reserves (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund has five portfolios: the Primary Portfolio ("Primary"), the Government Portfolio ("Government"), the General Municipal Portfolio ("General"), the California Municipal Portfolio ("California") and the New York Municipal Portfolio ("New York"). Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. OpCap Advisors (the "Investment Adviser") and OCC Distributors (the "Distributor"), both subsidiaries of Oppenheimer Capital, an indirect wholly-owned subsidiary of PIMCO Advisors L.P., serve as each Portfolio's investment adviser and distributor, respectively.

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

         (a) Valuation of Investments

Each Portfolio values its investments on the basis of amortized cost which approximates market value. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a constant dollar amortization to maturity of the difference between the principal amount due at maturity and the initial cost of the security.

         (b) Federal Income Taxes

Each Portfolio intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributes substantially all of its taxable and non-taxable income to its shareholders; accordingly, no federal income tax provision is required.

         (c) Securities Transactions and Other Income

Securities transactions are accounted for on the trade date. Cost of securities sold is determined on the basis of identified cost. Interest income is accrued as earned. Premiums are amortized and discounts are accreted to interest income over the lives of the respective securities.

         (d) Dividends and Distributions

Dividends from net investment income are declared daily and paid monthly by each Portfolio. Distributions of net realized capital gains, if any, are declared and paid at least annually.

During the year ended November 30, 1999, California reclassified $725 from accumulated net realized loss on investments to paid-in-capital in excess of par relating to the expiration of capital loss carryforwards from prior periods.

         (e) Repurchase Agreements

Each Portfolio may enter into repurchase agreements as part of its investment program. The Portfolios' custodian takes possession of the collateral pledged by the counterparty. The collateral is marked-to-market daily to ensure that the value, plus accrued interest, is at least equal to the repurchase price. In the event of default of the obligor to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         (f) Expense Allocation

Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all applicable Portfolios or on another reasonable basis.

         (g) Expense Offset

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

         (h) Directors' Retirement Plan

The Fund's Directors have adopted a Retirement Plan (the "Plan") effective December 1, 1998. The Plan provides for payments upon retirement to independent directors based upon the average annual compensation paid to them during their five highest paid years of service. An independent director must serve for a minimum of seven years (or such lesser period as may be approved by the board) to become eligible to receive benefits. For the year ended November 30, 1999, the Primary, Government, General, California and New York portfolios accrued $84,589, $3,573, $5,000, $2,319 and $2,614, respectively in connection with the
Plan.

2. Investment Advisory and Distribution Fees

(a) Under the Investment Advisory Agreement, each Portfolio pays the Investment Adviser a monthly investment advisory fee at the annual rate of 0.50% on the first $100 million of average daily net assets, 0.45% on the next $200 million of average daily net assets, and 0.40% on average daily net assets in excess of $300 million. The Investment Adviser is contractually obligated to waive its fees and/or reimburse operating expenses to the extent total operating expenses of a Portfolio exceeds 1.00% of its average daily net assets (net of any expense offset) for any fiscal year.

(b) Under the Distribution Assistance Plan, each Portfolio pays the Investment Adviser a monthly fee at an annual rate of 0.25% of its average daily net assets and the Investment Adviser uses such amounts in their entirety for (i) payments to broker-dealers, banks and other financial intermediaries for their distribution assistance provided to the Portfolios and (ii) otherwise promoting the sale of shares of the Fund.

3. Financial Instruments and Associated Risks

Each Portfolio invests in issues with a remaining maturity of thirteen months or less and are rated high quality by a nationally recognized statistical rating organization or, if not rated, are judged by the Investment Adviser to be of comparable quality. Primary maintains portfolio diversification to reduce investment risk by not investing more than 25% of its total assets in securities of issuers conducting their principal business activities in any one industry, except that under normal circumstances at least 25% of its total assets will be invested in bank obligations. At November 30, 1999, major industry concentrations were: Banking--38.7%, Finance--13.6%, Diversified--9.6%, Brokerage--8.4% and Sovereign--8.1%. Government's portfolio is concentrated in issues of, or guaranteed by, the U.S. Government and/or its agencies and is diversified with respect to its investments in repurchase agreements. General maintains a diversified portfolio of short-term obligations issued by states, territories and possessions of the United States and by the District of Columbia and by their political subdivisions and duly constituted authorities. California and New York maintain portfolios of short-term obligations issued by the States of California and New York, respectively, and their political subdivisions. Effective July 1, 1998, and in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended, single state funds were required to be diversified with respect to 75% of their total assets. Accordingly, California and New York maintain diversified portfolios with respect to 75% of their total assets. An issuers' ability to meet their obligations may be affected by economic and political developments in a specific state, region or industry. Certain short-term debt obligations held by the Portfolios may be entitled to the benefit of standby letters of credit or other guarantees of banks or other financial institutions.

4. Capital Loss Carryforwards

At November 30, 1999, accumulated net realized capital loss carryforwards available as a reduction against future net realized capital gains for federal income tax purposes were: General--$44,985 of which $8,627 will expire in 2000, $299 will expire in 2001, $33,497 will expire in 2003, $1,853 will expire in 2005 and $709 will expire in 2006; California--$30,717 of which $5,856 will expire in 2000, $1,137 will expire in 2001, $13,827 will expire 2003, $9,304 will expire in 2004 and $593 will expire in 2005. New York--$24,595 of which $3,198 will expire in 2000, $934 will expire in 2001, $19,669 will expire in 2003, and $794 will expire in 2005. To the extent that these capital loss carryforwards are used to offset future net realized capital gains, the gains offset will not be distributed to shareholders. California had $725 of capital loss carryforwards expire on November 30, 1999. Such amount has been reclassified to paid-in-capital in excess of par to reflect California's federal tax basis of available accumulated capital loss carryforwards. During the year ended November 30, 1999, Primary, General and California utilized $656, $6,476 and $5, respectively, of capital loss carryforwards.

5. Acquisition of Investment Adviser

On October 31, 1999, PIMCO Advisors Holdings L.P. ("PAH"), its operating subsidiary, PIMCO Advisors L.P. ("PIMCO Advisors"), the parent company of Oppenheimer Capital, and Allianz AG ("Allianz") announced that they have reached a definitive agreement for Allianz, a German insurance company, to acquire majority ownership of PIMCO Advisors, including all of the interests held by PAH (the "Allianz Transaction"). For the Fund, the change of control as a result of the consummation of the Allianz Transaction (expected to close by the end of the first quarter of 2000) will result in the automatic termination of the current investment advisory agreement with OpCap Advisors. The Board of Directors has approved new agreements with OpCap Advisors to become effective upon consummation of the Allianz Transaction. The new agreements will be submitted for approval by the stockholders of the Fund.

Financial Highlights (For a share outstanding throughout each year)





                                            INCOME FROM
                                       INVESTMENT OPERATIONS
                                       ---------------------

                                                                                             Dividends to
                                       Net Asset                  Net             Total      Shareholders     Net Asset
                                         Value,      Net        Realized       Income from     From Net         Value,
                                       Beginning  Investment   Gain (Loss)      Investment     Investment       End of      Total
                                       of Year      Income    on Investments    Operations       Income          Year      Return*
Primary Portfolio
Year ended November 30, 1999            $1.00      $0.04         $ 0.00           $0.04         $(0.04)         $1.00       4.41%
           November 30, 1998             1.00       0.05           0.00            0.05          (0.05)          1.00       4.90%
           November 30, 1997             1.00       0.05          (0.00)           0.05          (0.05)          1.00       4.85%
           November 30, 1996             1.00       0.05          (0.00)           0.05          (0.05)          1.00       4.69%
           November 30, 1995             1.00       0.05           0.00            0.05          (0.05)          1.00       5.19%

 Government Portfolio
Year ended November 30, 1999            $1.00      $0.04         $ 0.00           $0.04         $(0.04)         $1.00       4.17%
           November 30, 1998             1.00       0.05           0.00            0.05          (0.05)          1.00       4.63%
           November 30, 1997             1.00       0.05          (0.00)           0.05          (0.05)          1.00       4.60%
           November 30, 1996             1.00       0.04          (0.00)           0.04          (0.04)          1.00       4.51%
           November 30, 1995             1.00       0.05           0.00            0.05          (0.05)          1.00       5.02%



                                            RATIOS TO
                                            AVERAGE
                                            NET ASSETS
                                       ---------------

                        Net ANet Assets,
                         Valu  End of        Net         Net
                        Begin   Year      Operating  Investment
                         of Y(millions) Expenses (2)   Income
Primary Portfolio
Year ended November 30, 1999   $2,463.3        0.82%     4.32%
           November 30, 1998    2,572.4        0.83%     4.78%
           November 30, 1997    2,166.6        0.85%     4.75%
           November 30, 1996    1,712.6        0.91%     4.60%
           November 30, 1995    1,671.1        0.94%     5.07%

 Government Portfolio
Year ended November 30, 1999    $ 84.0        0.95%     4.09%
           November 30, 1998     112.1     0.98%(1)  4.53%(1)
           November 30, 1997     100.0     0.98%(1)  4.51%(1)
           November 30, 1996     101.1     1.00%(1)  4.41%(1)
           November 30, 1995     108.6     1.00%(1)  4.91%(1)



-----------------------
(1) During the fiscal years noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.99% and 4.52%, respectively, for the year ended November 30, 1998, 0.99% and 4.50%, for the year ended November 30, 1997, 1.00% and 4.41%, respectively, for the year ended November 30, 1996, and 1.02% and 4.89%, respectively, for the year ended November 30, 1995.

(2) Inclusive of expenses offset by earnings credits (See Note 1g in Notes to Financial Statements).

*   Assumes reinvestment of all dividends and distributions.


                                            INCOME FROM
                                       INVESTMENT OPERATIONS
                                       ---------------------

                                                                            Dividends to
                         Net Asset                    Net          Total    Shareholders    Capital         Net Asset
                          Value,        Net        Realized     Income from  from Net     Contribution        Value,
                         Beginning   Investment    Gain (Loss)  Investment   Investment   by Investment      End of
Investment                of Year      Income    on Investments  Operations    Income       Adviser            Year
General Municipal
 Portfolio
   Year ended
   November 30, 1999      $1.00        $0.02        $(0.00)      $0.02       $(0.02)          --      $1.00      2.29%
   November 30, 1998       1.00         0.03         (0.00)       0.03        (0.03)          --       1.00      2.66%
   November 30, 1997       1.00         0.03          0.00        0.03        (0.03)          --       1.00      2.74%
   November 30, 1996       1.00         0.03          0.00        0.03        (0.03)          --       1.00      2.56%
   November 30, 1995       1.00         0.03         (0.00)       0.03        (0.03)          --       1.00      3.11%

California Municipal
 Portfolio
   Year ended
   November 30, 1999      $1.00        $0.02             --      $0.02       $(0.02)          --      $1.00      2.06%
   November 30, 1998       1.00         0.02             --       0.02        (0.02)          --       1.00      2.39%
   November 30, 1997       1.00         0.03        $(0.00)       0.03        (0.03)          --       1.00      2.68%
   November 30, 1996       1.00         0.02             --       0.02        (0.02)          --       1.00      2.42%
   November 30, 1995       1.00         0.03         (0.01)       0.02        (0.03)       $0.01       1.00      3.10%

New York Municipal
 Portfolio
   Year ended
   November 30, 1999      $1.00        $0.02        $ 0.00       $0.02       $(0.02)          --      $1.00      2.16%
   November 30, 1998       1.00         0.03             --       0.03        (0.03)          --       1.00      2.50%
   November 30, 1997       1.00         0.03         (0.00)       0.03        (0.03)          --       1.00      2.66%
   November 30, 1996       1.00         0.03             --       0.03        (0.03)          --       1.00      2.50%
   November 30, 1995       1.00         0.03          0.00        0.03        (0.03)          --       1.00      3.07%





                                       RATIOS TO
                                        AVERAGE
                                      NET ASSETS
                                      ----------


                           Net Assets,
                             End of       Net        Net
                             Total        Year      Operating
Investment                (millions)    Expenses   (4)Income
General Municipal
 Portfolio
   Year ended
   November 30, 1999        $120.0       0.93%       2.26%
   November 30, 1998         171.8       0.92%       2.62%
   November 30, 1997         137.0       0.96%(1)    2.70%(1)
   November 30, 1996         122.3       0.99%(1)    2.53%(1)
   November 30, 1995         116.0       0.93%(1)    3.07%(1)

California Municipal
 Portfolio
   Year ended
   November 30, 1999         $66.5       0.91%       2.03%
   November 30, 1998          70.4       0.95%       2.36%
   November 30, 1997          55.7       0.90%(2)    2.64%(2)
   November 30, 1996          53.4       0.85%(2)    2.42%(2)
   November 30, 1995          75.9       0.82%(2)    3.05%(2)

New York Municipal
 Portfolio
   Year ended
   November 30, 1999        $55.3       0.96%       2.11%
   November 30, 1998         84.1       0.98%       2.46%
   November 30, 1997         73.2       0.98%(3)    2.63%(3)
   November 30, 1996         60.0       0.97%(3)    2.45%(3)
   November 30, 1995         52.3       0.79%(3)    3.02%(3)



-----------------------
 (1) During the fiscal years noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.96% and 2.70%, respectively, for the year ended November 30, 1997, 0.99% and 2.53%, respectively, for the year ended November 30, 1996, and 1.02% and 2.98%, respectively, for the year ended November 30, 1995.

(2) During the fiscal years noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.96% and 2.58%, respectively, for the year ended November 30, 1997, 0.97% and 2.30%, respectively, for the year ended November 30, 1996, and 0.95% and 2.92%, respectively, for the year ended November 30, 1995.

(3) During the fiscal years noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 0.99% and 2.62%, respectively, for the year ended November 30, 1997, 0.98% and 2.44%, respectively, for the year ended November 30, 1996, and 1.00% and 2.81%, respectively, for the year ended November 30, 1995.

(4) Inclusive of expenses offset by earnings credits (See Note 1g in Notes to Financial Statements).

*Assumes reinvestment of all dividends and distributions

Report of Independent Accountants

To the Shareholders and Board of Directors of OCC Cash Reserves, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Primary Portfolio, Government Portfolio, General Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio (constituting OCC Cash Reserves, hereafter referred to as the "Fund") at November 30, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
January 10, 2000

                            Part C Other Information


Item 23.          Financial Statements and Exhibits

Financial Statements:
--------------------

                  Included in the Prospectus:

                           None

                  Included in Part B:

                           Fiscal Year ended November 30, 1999
                           Included in Part C:

                           None

Exhibits:
--------


(a)      Articles of Incorporation.*

(b)      Bylaws of Registrant.*

(c)      Not Applicable.

(d)      Not Applicable.

(e)      Advisory Agreement.**

(f)      (1) Distribution Agreement.**
                  (2) Dealer Agreement.*

(g)      Not Applicable.

(h)      Custody Agreement.*

(i)      Not Applicable.

(j) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable.*

(k)      Consent of Independent Accountants.***

(l)      Not Applicable.

(m)      Agreement relating to initial capital.*

----------------
* Incorporated by reference to exhibits filed with Post-Effective Amendment No. 12
** Incorporated by reference to exhibits filed with Post-Effective Amendment No. 18.
*** Filed with Post Effective Amendment 21.

(n)      Not Applicable.

(o)      Distribution Assistance and Administrative Services
                  Plan Pursuant to Rule 12b-1.**

(p)      Performance Computations.*


Item 24.          Persons Controlled by or Under Common Control with Registrant



         No person is presently controlled by or under common control with Registrant.



Item 25.          Indemnification

                  See Article Eight, Sections (6) and (7) of Registrant's Articles of Incorporation, Exhibit 1.

Item 26.          Business and Other Connections of Investment Adviser

                  See "Management of the Fund" in the Prospectus and "Investment Management and Other Services" in the Additional Statement of Information regarding the business of the investment adviser. Set forth below is information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the investment adviser.



Name & Current Position with OpCap Advisors                   Other Business and Connections During the Past Two Years
-------------------------------------------                   --------------------------------------------------------
Frank Poli, Secretary                                         Chief Legal Officer of PIMCO Advisors, L.L.P.; Secretary
                                                              of Oppenheimer Capital and OCC Distributors.

Kenneth M. Poovey, Chief Executive Officer                    Chief Executive Officer of Oppenheimer Capital; Chief
                                                              Operating Officer of PIMCO Advisors, L.P.

Robert Fitzgerald, Chief Financial Officer                    Managing Director/Treasurer/Chief Financial Officer of
                                                              Oppenheimer Capital; Treasurer and Chief Financial Officer
                                                              of OCC Distributors.

Richard M. Weil, Managing Director                            General Counsel/Head of Corporate Services, PIMCO Advisors.

Susan Murphy, Senior Vice President                           President, PIMCO Trust Company.

Eric Retzlaff, Senior Vice President                          Senior Vice President, Oppenheimer Capital.

Steven Calabria, Vice President

Angie Clark, Vice President                                   Vice President/National Sales Manager,

                                                              Oppenheimer Capital.

Ken Corba, Vice President                                     Chief Investment Officer, PIMCO Equity Advisors.

Mark Degenhart, Vice President                                Vice President and Portfolio Manager, OCC Accumulation
                                                              Trust; Vice President, Oppenheimer Capital; formerly Director of Research and Portfolio Manager of Palisades Capital
                                                              Management.

Michael Gaffney, Vice President                               Portfolio Manager, OCC Accumulation Trust;  Managing Director,
                                                              PIMCO Equity Advisors; formerly Senior Vice President and Portfolio
                                                              Manager for Alliance Capital Management.

John Giusio, Vice President                                   Vice President, Oppenheimer Capital.

Richard Glasebrook, Vice President                            Vice President and Portfolio Manager, OCC Accumulation Trust;
                                                              Managing Director, Oppenheimer Capital.

Colin Glinsman, Vice President                                Portfolio Manager, OCC Accumulation Trust;  Chief Investment
                                                              Officer, Oppenheimer Capital.

Louis Goldstein, Vice President                               Vice President and Portfolio Manager, OCC Accumulation Trust;
                                                              Senior Vice President, Oppenheimer Capital.

Matthew Greenwald, Vice President                             Senior Vice President, Oppenheimer Capital; Executive Vice President
                                                              of Municipal Advantage Fund Inc.

Benjamin Gutstein, Vice President                             Assistant Vice President, Oppenheimer Capital.

Alan Gutmann, Vice President                                  Senior Vice President, Oppenheimer Capital.

Vikki Hanges, Vice President                                  Vice President and Portfolio Manager, OCC Accumulation Trust;
                                                              Senior Vice President, Oppenheimer Capital.

Jeffrey Hughes, Vice President

Francis LeCates, Jr., Vice President                          Managing Director, Oppenheimer Capital.

Eliza Mazen, Vice President                                   Vice President and Portfolio Manager, OCC Accumulation Trust;
                                                              Senior Vice President, Oppenheimer Capital.

Tim McCormack, Vice President                                 Senior Vice President, Oppenheimer Capital.

Dennis McKechnie, Vice President                              Portfolio Manager, OCC Accumulation Trust; Managing Director,
                                                              PIMCO Equity Advisors; formerly Vice President, Columbus Circle
                                                              Investors.

Geoff Mullen, Vice President                                  Senior Vice President, Oppenheimer Capital.

Jeff Parker, Vice President                                   Portfolio Manager, OCC Accumulation Trust; Senior Portfolio Manager,
                                                              PIMCO Equity Advisors; formerly Assistant Portfolio Manager, Eagle
                                                              Asset Management.

Brian Shlissel, Treasurer and Vice President                  Treasurer, OCC Accumulation Trust; Vice President, Oppenheimer
                                                              Capital; Vice President of Mitchell Hutchins Asset Management
                                                              Inc. from 1993 to 1999; Assistant Treasurer of the Municipal
                                                              Advantage Fund, Inc. and the Central European Value Fund since August
                                                              1999; Treasurer and Secretary, Jardene Fleming India Fund from 1997 to 1999; Assistant Treasurer PaineWebber PACE Select Advisors Trust
                                                              from 1998 to 1999.

Elliot M. Weiss, Vice President                               Secretary, OCC Accumulation Trust; Secretary of the Municipal
                                                              Advantage Fund Inc. and Assistant Secretary of The Central European
                                                              Value Fund, Inc.; Vice President, Oppenheimer Capital.

Jeff Whittington, Vice President                              Senior Vice President, Oppenheimer Capital.


         The address of OpCap Advisors is 1345 Avenue of the Americas, New York, New York 10105-4800.

Item 27.          Principal Underwriter

(a) OCC Distributors acts as principal underwriter for the Registrant, and OCC Accumulation Trust.

(b) Set forth below is certain information pertaining to the partners and officers of OCC Distributors, Registrant's Principal Underwriter; the Principal Business Address of each is 1345 Avenue of the Americas, New York, NY, 10105:



Name                              Positions and Offices with Underwriter        Positions and Offices with Registrant
----                              --------------------------------------        -------------------------------------
Oppenheimer Capital                           General Partner                                   None

Value Advisors LLC                            General Partner                                   None

Frank Poli                                       Principal                            Secretary/Vice President

David J. Ungar                              Financial Principal                                 None

Richard M. Weil                              Managing Director                            Managing Director

Robert Fitzgerald                         Chief Financial Officer                               None

(c)      Not applicable.

Item 28.          Location of Required Records -- Rule 31a-1

                  State Street Bank and Trust Company
                  One Heritage Drive
                  North Quincy, MA   02171

                  Will maintain records required by Rule 31a-1(b)(1), (b)(2),
                  (b)(3), (b)(6), (b)(7) and (b)(8).

                  OpCap Advisors
                  1345 Avenue of the Americas
                  New York, NY  10105-4800

                  Will maintain records required by Rule 31a-1(b)(4), (b)(9),
                  (b)(10) and (b)(11).

Item 29.          Management Services

                  Not Applicable.

Item 30.          Undertakings

                  (a) Registrant hereby undertakes to assist shareholder communication in accordance with the provisions of
                           Section 16 of the Investment Company Act of 1940 and to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized in the City of New York, and State of New York on the 7th day of February, 2000.



                                              OCC CASH RESERVES, INC.


                                             /s/ Joseph M. La Motta
                                             ----------------------------
                                             Joseph M. La Motta, President

Attest:

/s/Elliot M. Weiss
-----------------------
Elliott M.Weiss, Secretary

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated:


                             OCC CASH RESERVES, INC.

                                                                                 Date
                                                                                 ----
         /s/ Joseph M. La Motta                                                 2/7/2000
         --------------------------------------------
         Joseph M. La Motta, President, Director

         /s/ Paul Y. Clinton                                                    2/7/2000
         --------------------------------------------
         Paul Y. Clinton, Director

         /s/ Thomas W. Courtney                                                 2/7/2000
         --------------------------------------------
         Thomas W. Courtney, Director

         /s/ Lacy Herrmann                                                      2/7/2000
         --------------------------------------------
         Lacy Herrmann, Director

         /s/ V. Lee Barnes                                                      2/7/2000
         --------------------------------------------
         V. Lee Barnes, Director

         /s/ Theodore Mason                                                     2/7/2000
         --------------------------------------------
         Theodore Mason, Director

         /s/ Brian Shlissel                                                     2/7/2000
         --------------------------------------------
         Brian S. Shlissel, Treasurer

         /s/ Elliott M. Weiss                                                   2/7/2000
         --------------------------------------------
         Elliott M. Weiss, Secretary